File No. 2-96924

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE

SECURITIES ACT OF 1933

POST-EFFECTIVE AMENDMENT NO. 65

REGISTRATION STATEMENT UNDER THE

INVESTMENT COMPANY ACT OF 1940

POST-EFFECTIVE AMENDMENT NO. 68

AMANA MUTUAL FUNDS TRUST

(Exact Name of Registrant as Specified in Charter)

1300 N. State Street

Bellingham, Washington 98225-4730

(Address of Principal Executive Offices, including ZIP Code)

Registrant's Telephone Number – (360) 734-9900

Elliot S. Cohen, Esq.

1300 N. State Street

Bellingham, Washington 98225-4730

(Name and Address of Agent for Service)

It is proposed that this filing will become effective:

[X] Immediately upon filing pursuant to paragraph (b) of Rule 485, or

[   ] on ___________  pursuant to paragraph (b) of Rule 485

[   ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485, or

[   ] on ___________  pursuant to paragraph (a)(1) of Rule 485

[   ] 75 days after filing pursuant to paragraph (a)(2) of Rule 485, or

[   ] on  ___________  pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

[   ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PART A

PROSPECTUS

Income Fund
Investor (AMANX)
Institutional (AMINX)

Growth Fund
Investor (AMAGX)
Institutional (AMIGX)

Developing World Fund
Investor (AMDWX)
Institutional (AMIDX)

Participation Fund
Investor (AMAPX)
Institutional (AMIPX)

Amana Funds

Prospectus

September 29, 2025

Investments are consistent with Islamic principles.

Please read this Prospectus and keep it for future reference. It is designed to provide important information and to help investors decide if a Fund's goals match their own.

Neither the Securities and Exchange Commission nor any state securities authority has approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Table of Contents:

Amana Income Fund	3
Amana Growth Fund	7
Amana Developing World Fund	12
Amana Participation Fund	16
Investment Objective	20
Principal Investment Strategies	20
Principal Risks	22
Investment Information	25
Investment Adviser	25
Fund Share Pricing	26
Purchase and Sale of Fund Shares	26
Distributions	28
Purchase and Sale of Fund Shares Through Financial Intermediaries	28
Frequent Trading Policy	28
Tax Consequences	29
Distribution Arrangements	29
Financial Highlights	30

Amana Income Fund

Investment Objective

Current income and preservation of capital, consistent with Islamic principles. Current income is its primary objective.

Fees and Expenses

This section describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareowner Fees

None.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Income Fund	Investor Shares	Institutional Shares
Management Fees	0.73%	0.73%
Distribution (12b-1) Fees	0.25%	None
Other Expenses	0.03%	0.03%
Total Annual Fund Operating Expenses	1.01%	0.76%

Example

This Example is intended to help investors compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds.

The Example assumes an investor invests $10,000 in shares of the Fund for the time periods indicated and then redeems all shares at the end of those periods. The Example also assumes that the investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although actual costs may be higher or lower, based on these assumptions, an investor's expenses would be:

	1 Year	3 Years	5 Years	10 Years
Investor Shares	$103	$320	$555	$1,231
Institutional Shares	$78	$244	$424	$946

Portfolio Turnover

The Fund may have transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 3.59% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests primarily in dividend-paying common stocks, including foreign stocks. Investment decisions are made in accordance with Islamic principles. Generally, Islamic principles require that investors share in profit and loss, that they receive no usury or interest, and that they do not invest in a business that is prohibited by Islamic principles. To the extent prohibited by Islamic investment principles the Fund does not invest in companies primarily engaged in businesses such as alcohol, tobacco, pork products, pornography, interest-based banks, finance associations and insurers, weapons, and gambling.

The Fund does not make any investments not permitted under Islamic principles, including those that pay interest. Islamic principles discourage speculation. The Fund tends to hold investments for several years. The Fund may invest its uninvested cash in short-term Islamic income-producing investments called murabaha and wakala, as described below.

The Fund diversifies its investments across industries and companies, and principally follows a large-cap value investment style. Common stock purchases are restricted to dividend-paying companies. The Fund seeks companies demonstrating both Islamic and sustainable characteristics.

The Fund’s adviser (Saturna Capital Corporation) considers issuers with sustainable characteristics to be those issuers that are more established, consistently profitable, and financially strong, with robust policies in the areas of the environment, social responsibility, and corporate governance (collectively referred to as “Sustainability”).

Except for murabaha and wakala investments, the adviser employs a sustainable rating system based on its own, as well as third-party, data to identify issuers believed to have lower Sustainability risks. The use of third-party data does not include third-party environmental, social, or governance ("ESG") ratings or criteria established by third parties for third-party ratings. The adviser’s proprietary scoring system assesses how well a company performs relative to a blend of its industry, sector, and country peers. In addition to the financial considerations discussed above, the adviser considers sustainability practices such as carbon emissions, water usage, renewable energy, and fair labor and supply chain practices. The Fund’s Sustainability evaluation process considers risks and opportunities holistically, meaning an issuer will not necessarily be excluded from investment due to any one particular factor if the overall analysis results in a favorable evaluation by the adviser. The adviser also uses negative screening to exclude companies primarily engaged in higher Sustainability risk businesses, such as companies in the business of fossil fuel exploration, production, or refining, and, to the extent prohibited by Islamic investment principles, companies primarily engaged in businesses such as alcohol, tobacco, pork products, pornography, interest-based banks, finance associations and insurers, weapons, and gambling.

Amana Income Fund

It is the policy of the Income Fund, under normal circumstances, to invest at least 80% of its total net assets in income-producing securities, primarily dividend-paying common stocks.

Because Islamic principles preclude the use of interest-paying instruments, the Fund’s cash positions do not earn interest income. The Fund may invest its cash positions in murabaha and wakala, which are notes and certificates issued for payment by foreign governments, their agencies, and financial institutions in transactions structured to be in accordance with Islamic principles. Murabaha involves a purchase and sale contract, and wakala involves the operation of an account under the Islamic finance principle of wakala (an agency agreement). These investments typically involve the purchase of financial certificates representing investments in tangible assets, project financing, sale and leaseback arrangements, and the distribution of profits (as opposed to the payment of interest) related to the underlying asset or project. Unlike an investment in a bond that represents a promise to pay interest, these investments involve the sharing of profits and losses in the assets or projects financed by the Fund’s investment in the notes and certificates. In addition, the Fund may invest cash positions in time deposits with banks that involve underlying purchase and sale agreements to generate the return on the deposit.

The Fund will seek to gain exposure to murabaha and wakala investments by investing up to 20% of the Fund’s total net assets in a wholly-owned and controlled subsidiary, which is organized under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary invests in murabaha and wakala investments and may invest in other short-term Islamic income-producing investments. The Fund invests in the Subsidiary in order to gain exposure to murabaha and wakala investments within the limitations of the federal tax law, rules and regulations that apply to “regulated investment companies.”

Principal Risks of Investing

Market risk: The value of the Fund’s shares rises and falls as the market value of the securities in which the Fund invests goes up and down. Consider investing in the Fund only if you are willing to accept the risk that you may lose money. Fund share prices, yields, and total returns will change with the fluctuations in the securities markets as well as the fortunes of the industries and companies in which the Fund invests.

Investment strategy risk: Islamic principles restrict the Fund’s ability to invest in certain market sectors, such as financial companies and conventional fixed-income securities. The adviser believes that Islamic and sustainable investing may mitigate security-specific risks, but the screens used in connection with these strategies reduce the investable universe, which may limit investment opportunities and adversely affect the Fund’s performance. Because Islamic principles preclude the use of interest-paying instruments, cash positions do not earn interest income but, to the extent the Fund invests cash in murabaha or wakala, the Fund will share in the distribution of profits (as opposed to the payment of interest) related to any murabaha or wakala investments.

Equity securities risk: Equity securities may experience significant volatility in response to economic or market conditions or adverse events that affect a particular industry, sector, or company. Larger companies may have slower rates of growth as compared to smaller, faster-growing companies. Smaller companies may have more limited financial resources, products, or services, and tend to be more sensitive to changing economic or market conditions.

Foreign investing risk: The Fund may invest in securities that are not traded in the United States when market conditions or investment opportunities arise that, in the judgment of the adviser, warrant such investment. Investments in the securities of foreign issuers may involve risks in addition to those normally associated with investments in the securities of US issuers. All foreign investments are subject to risks of: (1) foreign political and economic instability; (2) adverse movements in foreign exchange rates; (3) currency devaluation; (4) the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital; (5) changes in foreign governmental attitudes toward private investment, including potential nationalization, increased taxation, or confiscation of assets; and (6) differing reporting, accounting, and auditing standards of foreign countries.

Murabaha risk: A murabaha transaction involves a purchase and deferred-payment resale of an asset. The asset is typically purchased by an Islamic bank as agent for the Fund. The bank, acting as the Fund's agent, immediately resells the asset to a previously identified third party who agrees to repay the Fund's cost for the asset plus a profit. Murabaha investments are subject to market risk (fluctuating prices and exchange rates), credit risk, and operational risk (errors in processes).

Wakala risk: When the Fund invests in wakala, it will be subject to the credit risk of the bank acting as agent, and the risk that the bank will not manage the investment in a profitable manner.

Interest rate risk: The Fund does not invest in interest bearing investments However, since murabaha and wakala are Islamic fixed-income investments, the financial and economic data associated with interest bearing investments similarly affect the yields and returns on murabaha and wakala. Changes in interest rates impact prices of fixed-income and related investments. When interest rates rise, the value of fixed-income investments (paying a lower rate of interest) generally will fall. Investments with shorter terms may have less interest rate risk, but generally have lower returns and, because of the more frequent maturity dates, may involve higher re-investment costs.

Credit risk: Corporate and sovereign issuers of the notes and certificates in which the Fund invests may not be able or willing to make payments when due, which may lead to default or restructuring of the investment. In addition, if the market perceives deterioration in the creditworthiness of an issuer, the value and liquidity of the issuer’s securities may decline.

Amana Income Fund

Subsidiary investment risk: By investing in the Subsidiary, the Fund is subject to the risks associated with the Subsidiary’s investments. Those investments are similar to the investments that are permitted to be held by the Fund and are subject to the same risks that would apply to similar investments if held directly by the Fund. The Subsidiary is organized under the laws of the Cayman Islands and is not registered with the SEC under the Investment Company Act of 1940, as amended. Accordingly, the Fund will not receive all of the protections offered to shareowners of registered investment companies. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as intended, which may negatively affect the Fund and its shareowners.

Tax risk: To qualify as a regulated investment company (“RIC”), the Fund must meet certain requirements concerning the source of its income. The Fund’s investment in the Subsidiary is intended to provide exposure to murabaha and wakala in a manner that is consistent with the “qualifying income” requirement applicable to RICs. Failure to qualify as a RIC could subject the Fund to adverse tax consequences, including a federal income tax on its net income at regular corporate rates, as well as a tax to shareowners on such income when distributed as an ordinary dividend.

The tax treatment of the Fund’s investment in the Subsidiary may be adversely affected by future legislation, court decisions, Treasury Regulations, and/or guidance issued by the Internal Revenue Service that could affect the character, timing, and/ or amount of the Fund’s taxable income or any gains or distributions made by the Fund.

Performance

Annual Total Return

The following bar chart presents the calendar year total returns of the Fund’s Investor Shares before taxes. The bar chart provides an indication of the risks of investing in the Fund by showing changes in performance from year to year. A fund’s past performance (before and after taxes) is not a guarantee of how a fund will perform in the future.

Performance data current to the most recent month-end and quarter-end are available on www.saturna.com/resources/literature.

Best Quarter	Q2 2020	18.47%
Worst Quarter	Q1 2020	-18.01%

The year-to-date return as of the most recent calendar quarter (which ended June 30, 2025) was 8.98%.

Amana Income Fund

Average Annual Total Returns

The table below presents the average annual returns for the Fund and provides an indication of the risks of investing in the Fund by showing how the Fund’s average annual returns for 1, 5, and 10 years and for the life of the Fund compare to those of a broad-based securities market index and an additional index with characteristics relevant to the Fund’s investment strategy.

	Periods ended December 31, 2024
	1 Year	5 Years	10 Years	Life of Fund
Income Fund Investor Shares (AMANX)
Return before taxes	12.88%	10.31%	9.62%	9.07%[1]
Return after taxes on distributions	11.51%	8.88%	8.21%	8.12%[1]
Return after taxes on distributions and sale of Fund shares	9.69%	8.25%	7.18%	6.81%[1]
Income Fund Institutional Shares (AMINX)
Return before taxes	13.16%	10.55%	9.88%	10.38%[2]
Bloomberg US Large Cap Index (reflects no deduction for fees, expenses, or taxes) [3]
	25.20%	14.68%	13.18%	13.89%[2]
Bloomberg 1000 Value Index (reflects no deduction for fees, expenses, or taxes)
	13.63%	9.23%	9.08%	10.04%[2]
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)
	25.02%	14.53%	13.10%	13.77%[2]

[1]	Amana Income Fund Investor Shares began operations June 23, 1986.
[2]	Amana Income Fund Institutional Shares began operations September 25, 2013, and the Life of Fund return for the Bloomberg US Large Cap, Bloomberg 1000 Growth, and S&P 500 Indexes is shown since this date.
[3]	This index replaced the prior broad-based securities market index (S&P 500 Index) to simplify Fund performance benchmarking and to reduce data expenses related to Fund benchmarks.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local taxes. After-tax returns illustrated are only for the Investor Shares; after-tax returns for Institutional Shares will vary. Actual after-tax returns depend on an investor’s tax situation and likely differ from those illustrated. After-tax illustrations are not relevant to retirement plans, corporations, trusts, or other investors that are taxed at special rates. Return after taxes on distributions and sale of Fund shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of Fund shares.

Investment Adviser

Saturna Capital Corporation is the Income Fund’s investment adviser.

Portfolio Managers

Since April 2020, Mr. Monem A. Salam MBA, executive vice president and portfolio manager at Saturna Capital Corporation, has been primarily responsible for the day-to-day management of the Fund. From July 2018 until April 2020, and previously from 2008 to 2012, he was a deputy portfolio manager for the Fund. Since September 2025, Mr. Daniel Y. Kim CFA®, director of research and portfolio manager at Saturna Capital Corporation, has been a deputy portfolio manager for the Fund. Since April 2020, Mr. Bryce R. Fegley MS, CFA®, CIPM®, a senior investment analyst and portfolio manager at Saturna Capital Corporation, has been a deputy portfolio manager for the Fund.

Purchase and Sale of Fund Shares

You may open an account and purchase the Fund’s Investor Shares by sending a completed application, a photocopy of a government-issued identity document, and a check for $100 or more payable to the Amana Income Fund.

Income Fund Institutional Shares are available with a minimum investment of $100,000.

Shareowners may purchase additional shares at any time in minimum amounts of $25.

Shareowners may redeem shares of their investment on any business day by these methods:

Written request

Write:	Amana Mutual Funds
Box N
Bellingham, WA 98227-0596
Or Fax:	360-734-0755
Or Email:	investorservices@saturna.com

Telephone request

Call:	888-732-6262 or 360-734-9900

Online

Visit:	www.saturna.com/resources/literature

Tax Information

Any distributions you receive from the Fund may be taxed as ordinary income, qualified dividend income, or capital gains.

Financial Intermediary Compensation

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Amana Growth Fund

Investment Objective

Long-term capital growth, consistent with Islamic principles.

Fees and Expenses

This section describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareowner Fees

None.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Growth Fund	Investor Shares	Institutional Shares
Management Fees	0.58%	0.58%
Distribution (12b-1) Fees	0.25%	None
Other Expenses	0.03%	0.03%
Total Annual Fund Operating Expenses	0.86%	0.61%

Example

This Example is intended to help investors compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds.

The Example assumes an investor invests $10,000 in shares of the Fund for the time periods indicated and then redeems all shares at the end of those periods. The Example also assumes that the investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although actual costs may be higher or lower, based on these assumptions, an investor's expenses would be:

	1 Year	3 Years	5 Years	10 Years
Investor Shares	$88	$274	$477	$1,061
Institutional Shares	$63	$197	$343	$768

Portfolio Turnover

The Fund may have transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 3.50% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests primarily in common stocks, including foreign stocks. Investment decisions are made in accordance with Islamic principles. Generally, Islamic principles require that investors share in profit and loss, that they receive no usury or interest, and that they do not invest in a business that is prohibited by Islamic principles. To the extent prohibited by Islamic investment principles the Fund does not invest in companies primarily engaged in businesses such as alcohol, tobacco, pork products, pornography, interest-based banks, finance associations and insurers, weapons, and gambling.

The Fund does not make any investments not permitted under Islamic principles, including those that pay interest. Islamic principles discourage speculation. The Fund tends to hold investments for several years. The Fund may invest its uninvested cash in short-term Islamic income-producing investments called murabaha and wakala, as described below.

The Fund diversifies its investments across industries and companies, and principally follows a large-cap value investment style. As a result, the Fund favors companies expected to grow earnings and stock prices faster than the economy. The Fund's adviser (Saturna Capital Corporation) considers a company's past earnings and revenue growth rates, as well as the expectation of increases in earnings and share price. The Fund may also invest in smaller and less seasoned companies. The Fund seeks companies demonstrating both Islamic and sustainable characteristics.

The Fund’s adviser considers issuers with sustainable characteristics to be those issuers that are more established, consistently profitable, and financially strong, with robust policies in the areas of the environment, social responsibility, and corporate governance (collectively referred to as “Sustainability”).

Except for murabaha and wakala investments, the adviser employs a sustainable rating system based on its own, as well as third-party, data to identify issuers believed to have lower Sustainability risks. The use of third-party data does not include third-party environmental, social, or governance ("ESG") ratings or criteria established by third parties for third-party ratings. The adviser’s proprietary scoring system assesses how well a company performs relative to a blend of its industry, sector, and country peers. In addition to the financial considerations discussed above, the adviser considers sustainability practices such as carbon emissions, water usage, renewable energy, and fair labor and supply chain practices. The Fund’s Sustainability evaluation process considers risks and opportunities holistically, meaning an issuer will not necessarily be excluded from investment due to any one particular factor if the overall analysis results in a favorable evaluation by the adviser. The adviser also uses negative screening to exclude companies primarily engaged in higher Sustainability risk businesses, such as companies in the business of fossil fuel exploration, production, or refining, and, to the extent prohibited by Islamic investment principles, companies primarily engaged in businesses such as alcohol, tobacco, pork products, pornography, interest-based banks, finance associations and insurers, weapons, and gambling.

Amana Growth Fund

It is the policy of the Fund, under normal circumstances, to invest at least 80% of total net assets in common stocks (the “80% Policy”).

Because Islamic principles preclude the use of interest-paying instruments, the Fund’s cash positions do not earn interest income. The Fund may invest its cash positions in murabaha and wakala, which are notes and certificates issued for payment by foreign governments, their agencies, and financial institutions in transactions structured to be in accordance with Islamic principles. Murabaha involves a purchase and sale contract, and wakala involves the operation of an account under the Islamic finance principle of wakala (an agency agreement). These investments typically involve the purchase of financial certificates representing investments in tangible assets, project financing, sale and leaseback arrangements, and the distribution of profits (as opposed to the payment of interest) related to the underlying asset or project. Unlike an investment in a bond that represents a promise to pay interest, these investments involve the sharing of profits and losses in the assets or projects financed by the Fund’s investment in the notes and certificates. In addition, the Fund may invest cash positions in time deposits with banks that involve underlying purchase and sale agreements to generate the return on the deposit.

The Fund will seek to gain exposure to murabaha and wakala investments by investing up to 20% of the Fund’s total net assets in a wholly-owned and controlled subsidiary, which is organized under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary invests in murabaha and wakala investments and may invest in other short-term Islamic income-producing investments. The Fund invests in the Subsidiary in order to gain exposure to murabaha and wakala investments within the limitations of the federal tax law, rules and regulations that apply to “regulated investment companies.”

Principal Risks of Investing

Market risk: The value of the Fund’s shares rises and falls as the market value of the securities in which the Fund invests goes up and down. Consider investing in the Fund only if you are willing to accept the risk that you may lose money. Fund share prices, yields, and total returns will change with the fluctuations in the securities markets as well as the fortunes of the industries and companies in which the Fund invests.

Investment strategy risk: Islamic principles restrict the Fund’s ability to invest in certain market sectors, such as financial companies and conventional fixed-income securities. The adviser believes that Islamic and sustainable investing may mitigate security-specific risks, but the screens used in connection with these strategies reduce the investable universe, which may limit investment opportunities and adversely affect the Fund’s performance. Because Islamic principles preclude the use of interest-paying instruments, cash positions do not earn interest income but, to the extent the Fund invests cash in murabaha or wakala, the Fund will share in the distribution of profits (as opposed to the payment of interest) related to any murabaha or wakala investments.

Equity securities risk: Equity securities may experience significant volatility in response to economic or market conditions or adverse events that affect a particular industry, sector, or company. Larger companies may have slower rates of growth as compared to smaller, faster-growing companies, and at times may be out of favor with investors. Smaller companies may have more limited financial resources, products, or services, and tend to be more sensitive to changing economic or market conditions. The Fund also tends to favor growth stocks, which tend to trade based on future earnings expectations, and may be more volatile, especially when market expectations are not met.

Small-cap risk: The smaller and less seasoned companies that may be in the Fund have a greater risk of price volatility. Growth stocks, which can be priced on future expectations rather than current results, may decline substantially when expectations are not met or general market conditions weaken.

Foreign investing risk: The Fund may invest in securities that are not traded in the United States when market conditions or investment opportunities arise that, in the judgment of the investment adviser, warrant such investment. Investments in the securities of foreign issuers may involve risks in addition to those normally associated with investments in the securities of US issuers. All foreign investments are subject to risks of: (1) foreign political and economic instability; (2) adverse movements in foreign exchange rates; (3) currency devaluation; (4) the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital; (5) changes in foreign governmental attitudes toward private investment, including potential nationalization, increased taxation, or confiscation of assets; and (6) differing reporting, accounting, and auditing standards of foreign countries.

Sector risk: From time to time, based on market or economic conditions, the Fund may have significant positions in one or more sectors of the market. To the extent the Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political, or regulatory events which may cause the Fund's returns to suffer.

Technology sector risk: The Fund’s investments in technology companies exposes the Fund to risks. For example, rapid advances in science and technology might cause existing products to become obsolete, and the Fund’s returns could suffer to the extent it holds an affected company’s shares. A number of technology companies engaged in consumer-facing activities are potentially subject to more aggressive government regulation and intervention in their traditional business activities. This fact may affect a company’s overall profitability and cause its stock price to be more volatile. Additionally, technology companies are dependent upon consumer and business acceptance as new technologies evolve.

Amana Growth Fund

Murabaha risk: A murabaha transaction involves a purchase and deferred-payment resale of an asset. The asset is typically purchased by an Islamic bank as agent for the Fund. The bank, acting as the Fund's agent, immediately resells the asset to a previously identified third party who agrees to repay the Fund's cost for the asset plus a profit. Murabaha investments are subject to market risk (fluctuating prices and exchange rates), credit risk, and operational risk (errors in processes).

Wakala risk: When the Fund invests in wakala, it will be subject to the credit risk of the bank acting as agent, and the risk that the bank will not manage the investment in a profitable manner.

Interest rate risk: The Fund does not invest in interest bearing investments However, since murabaha and wakala are Islamic fixed-income investments, the financial and economic data associated with interest bearing investments similarly affect the yields and returns on murabaha and wakala. Changes in interest rates impact prices of fixed-income and related investments. When interest rates rise, the value of fixed-income investments (paying a lower rate of interest) generally will fall. Investments with shorter terms may have less interest rate risk, but generally have lower returns and, because of the more frequent maturity dates, may involve higher re-investment costs.

Credit risk: Corporate and sovereign issuers of the notes and certificates in which the Fund invests may not be able or willing to make payments when due, which may lead to default or restructuring of the investment. In addition, if the market perceives deterioration in the creditworthiness of an issuer, the value and liquidity of the issuer’s securities may decline.

Subsidiary investment risk: By investing in the Subsidiary, the Fund is subject to the risks associated with the Subsidiary’s investments. Those investments are similar to the investments that are permitted to be held by the Fund and are subject to the same risks that would apply to similar investments if held directly by the Fund. The Subsidiary is organized under the laws of the Cayman Islands and is not registered with the SEC under the Investment Company Act of 1940, as amended. Accordingly, the Fund will not receive all of the protections offered to shareowners of registered investment companies. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as intended, which may negatively affect the Fund and its shareowners.

Tax risk: To qualify as a regulated investment company (“RIC”), the Fund must meet certain requirements concerning the source of its income. The Fund’s investment in the Subsidiary is intended to provide exposure to murabaha and wakala in a manner that is consistent with the “qualifying income” requirement applicable to RICs. Failure to qualify as a RIC could subject the Fund to adverse tax consequences, including a federal income tax on its net income at regular corporate rates, as well as a tax to shareowners on such income when distributed as an ordinary dividend.

The tax treatment of the Fund’s investment in the Subsidiary may be adversely affected by future legislation, court decisions, Treasury Regulations, and/or guidance issued by the Internal Revenue Service that could affect the character, timing, and/ or amount of the Fund’s taxable income or any gains or distributions made by the Fund.

Amana Growth Fund

Performance

Annual Total Return

The following bar chart presents the calendar year total returns of the Fund’s Investor Shares before taxes. The bar chart provides an indication of the risks of investing in the Fund by showing changes in performance from year to year. A fund’s past performance (before and after taxes) is not a guarantee of how a fund will perform in the future.

Performance data current to the most recent month-end and quarter-end are available on www.saturna.com/resources/literature.

Best Quarter	Q2 2020	22.63%
Worst Quarter	Q2 2022	-14.52%

The year-to-date return as of the most recent calendar quarter (which ended June 30, 2025) was 4.55%.

Average Annual Total Returns

The table below presents the average annual returns of the Fund and provides an indication of the risks of investing in the Fund by showing how the Fund’s average annual returns for 1, 5, and 10 years compare to those of a broad-based securities market index and an additional index with characteristics relevant to the Fund’s investment strategy.

	Periods ended December 31, 2024
	1 Year	5 Years	10 Years	Life of Fund
Growth Fund Investor Shares (AMAGX)
Return before taxes	15.75%	15.42%	14.46%	11.90%[1]
Return after taxes on distributions	14.70%	14.86%	13.16%	11.32%[1]
Return after taxes on distributions and sale of Fund shares	11.90%	12.15%	10.79%	10.12%[1]
Growth Fund Institutional Shares (AMIGX)
Return before taxes	16.02%	15.70%	14.73%	15.14%[2]
Bloomberg US Large Cap Index (reflects no deduction for fees, expenses, or taxes) [3]
	25.20%	14.68%	13.18%	13.89%[2]
Bloomberg 1000 Growth Index (reflects no deduction for fees, expenses, or taxes)
	28.88%	16.68%	15.23%	15.78%[2]
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)
	25.02%	14.53%	13.10%	13.77%[2]

[1]	Amana Growth Fund Investor Shares began operations February 3, 1994.
[2]	Amana Growth Fund Institutional Shares began operations September 25, 2013, and the Life of Fund return for the Bloomberg US Large Cap, Bloomberg 1000 Growth, and S&P 500 Indexes is shown since this date.
[3]	This index replaced the prior broad-based securities market index (S&P 500 Index) to simplify Fund performance benchmarking and to reduce data expenses related to Fund benchmarks.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local taxes. After-tax returns illustrated are only for the Investor Shares; after-tax returns for Institutional Shares will vary. Actual after-tax returns depend on an investor’s tax situation and likely differ from those illustrated. After-tax illustrations are not relevant to retirement plans, corporations, trusts, or other investors that are taxed at special rates. Return after taxes on distributions and sale of Fund shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of Fund shares.

Amana Growth Fund

Investment Adviser

Saturna Capital Corporation is the Growth Fund’s investment adviser.

Portfolio Managers

Since April 2020, Mr. Scott F. Klimo CFA®, chief investment officer at Saturna Capital Corporation, has been primarily responsible for the day-to-day management of the Growth Fund. From 2012 until April 2020, he was a deputy portfolio manager for the Fund. Since July 2018, and previously from 2008 to 2012, Mr. Monem A. Salam MBA, executive vice president and portfolio manager at Saturna Capital Corporation, has been a deputy portfolio manager for the Fund.

Purchase and Sale of Fund Shares

You may open an account and purchase the Fund’s Investor Shares by sending a completed application, a photocopy of a government-issued identity document, and a check for $100 or more payable to the Amana Growth Fund.

Growth Fund Institutional Shares are available with a minimum investment of $100,000.

Shareowners may purchase additional shares at any time in minimum amounts of $25.

Shareowners may redeem shares of their investment on any business day by these methods:

Written request

Write:	Amana Mutual Funds
Box N
Bellingham, WA 98227-0596
Or Fax:	360-734-0755
Or Email:	investorservices@saturna.com

Telephone request

Call:	888-732-6262 or 360-734-9900

Online

Visit:	www.saturna.com/resources/literature

Tax Information

Any distributions you receive from the Fund may be taxed as ordinary income, qualified dividend income, or capital gains.

Financial Intermediary Compensation

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Amana Developing World Fund

Investment Objective

Long-term capital growth, consistent with Islamic principles.

Fees and Expenses

This section describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareowner Fees

None.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Developing World Fund	Investor Shares	Institutional Shares
Management Fees	0.80%	0.80%
Distribution (12b-1) Fees	0.25%	None
Other Expenses	0.15%	0.18%
Total Annual Fund Operating Expenses	1.20%	0.98%

Example

This Example is intended to help investors compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds.

The Example assumes an investor invests $10,000 in shares of the Fund for the time periods indicated and then redeems all shares at the end of those periods. The Example also assumes that the investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although actual costs may be higher or lower, based on these assumptions, an investor's expenses would be:

	1 Year	3 Years	5 Years	10 Years
Investor Shares	$122	$381	$660	$1,455
Institutional Shares	$100	$313	$544	$1,206

Portfolio Turnover

The Fund may have transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 8.94% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of total net assets in common stocks of companies with significant exposure (50% or more of production assets or revenues) to countries with developing economies and/or markets. Production assets are the property or equipment used by a company. Investment decisions are made in accordance with Islamic principles. Generally, Islamic principles require that investors share in profit and loss, that they receive no usury or interest, and that they do not invest in a business that is prohibited by Islamic principles. To the extent prohibited by Islamic investment principles the Fund does not invest in companies primarily engaged in businesses such as alcohol, tobacco, pork products, pornography, interest-based banks, finance associations and insurers, weapons, and gambling.

The Fund does not make any investments not permitted under Islamic principles, including those that pay interest. Islamic principles discourage speculation. The Fund tends to hold investments for several years. The Fund may invest its uninvested cash in short-term Islamic income-producing investments called murabaha and wakala, as described below.

By allowing investments in companies headquartered in more advanced economies yet having the majority of production assets or revenues in the developing world, the Fund seeks to reduce its foreign investing risk.

The Fund diversifies its investments across the industries, companies, and countries of the developing world, and principally follows a large-cap value investment style. The Fund seeks companies demonstrating both Islamic and sustainable characteristics.

The Fund’s adviser (Saturna Capital Corporation) considers issuers with sustainable characteristics to be those issuers that are more established, consistently profitable, and financially strong, with robust policies in the areas of the environment, social responsibility, and corporate governance (collectively referred to as “Sustainability”).

Except for murabaha and wakala investments, the adviser employs a sustainable rating system based on its own, as well as third-party, data to identify issuers believed to have lower Sustainability risks. The use of third-party data does not include third-party environmental, social, or governance ("ESG") ratings or criteria established by third parties for third-party ratings. The adviser’s proprietary scoring system assesses how well a company performs relative to a blend of its industry, sector, and country peers. In addition to the financial considerations discussed above, the adviser considers sustainability practices such as carbon emissions, water usage, renewable energy, and fair labor and supply chain practices. The Fund’s Sustainability evaluation process considers risks and opportunities holistically, meaning an issuer will not necessarily be excluded from investment due to any one particular factor if the overall analysis results in a favorable evaluation by the adviser. The adviser also uses negative screening to exclude companies primarily engaged in higher Sustainability risk businesses, such as companies in the business of fossil fuel exploration, production, or refining, and, to the extent prohibited by Islamic investment principles, companies primarily engaged in businesses such as alcohol, tobacco, pork products, pornography, interest-based banks, finance associations and insurers, weapons, and gambling.

Amana Developing World Fund

In determining whether a country is part of the developing world, the Fund’s adviser will consider such factors as the country’s per capita gross domestic product, the percentage of the country’s economy that is industrialized, market capitalization as a percentage of gross domestic product, the overall regulatory environment, and limits on foreign ownership and restrictions on repatriation of initial capital or income.

Through reference to data provided by various globally recognized organizations such as the International Monetary Fund, The World Bank, and the Organization for Economic Cooperation and Development, the adviser maintains a list of countries it considers to have developing economies and/or markets. The list, which changes over time, currently includes:

Argentina, Bahrain, Brazil, Chile, China, Colombia, Croatia, Czech Republic, Egypt, Ecuador, Greece, Hungary, India, Indonesia, Jordan, Kuwait, Malaysia, Malta, Mexico, Oman, Panama, Peru, Philippines, Poland, Qatar, Saudi Arabia, Slovenia, South Africa, South Korea, Taiwan, Thailand, Turkey, Vietnam, and United Arab Emirates

Because Islamic principles preclude the use of interest-paying instruments, the Fund’s cash positions do not earn interest income. The Fund may invest its cash positions in murabaha and wakala, which are notes and certificates issued for payment by foreign governments, their agencies, and financial institutions in transactions structured to be in accordance with Islamic principles. Murabaha involves a purchase and sale contract, and wakala involves the operation of an account under the Islamic finance principle of wakala (an agency agreement). These investments typically involve the purchase of financial certificates representing investments in tangible assets, project financing, sale and leaseback arrangements, and the distribution of profits (as opposed to the payment of interest) related to the underlying asset or project. Unlike an investment in a bond that represents a promise to pay interest, these investments involve the sharing of profits and losses in the assets or projects financed by the Fund’s investment in the notes and certificates. In addition, the Fund may invest cash positions in time deposits with banks that involve underlying purchase and sale agreements to generate the return on the deposit.

The Fund will seek to gain exposure to murabaha and wakala investments by investing up to 20% of the Fund’s total net assets in a wholly-owned and controlled subsidiary, which is organized under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary invests in murabaha and wakala investments and may invest in other short-term Islamic income-producing investments. The Fund invests in the Subsidiary in order to gain exposure to murabaha and wakala investments within the limitations of the federal tax law, rules and regulations that apply to “regulated investment companies.”

Principal Risks of Investing

Market risk: The value of the Fund’s shares rises and falls as the market value of the securities in which the Fund invests goes up and down. Consider investing in the Fund only if you are willing to accept the risk that you may lose money. Fund share prices, yields, and total returns will change with the fluctuations in the securities markets as well as the fortunes of the industries and companies in which the Fund invests.

Investment strategy risk: Islamic principles restrict the Fund’s ability to invest in certain market sectors, such as financial companies and conventional fixed-income securities. The adviser believes that Islamic and sustainable investing may mitigate security-specific risks, but the screens used in connection with these strategies reduce the investable universe, which may limit investment opportunities and adversely affect the Fund’s performance. Because Islamic principles preclude the use of interest-paying instruments, cash positions do not earn interest income but, to the extent the Fund invests cash in murabaha or wakala, the Fund will share in the distribution of profits (as opposed to the payment of interest) related to any murabaha or wakala investments.

Equity securities risk: Equity securities may experience significant volatility in response to economic or market conditions or adverse events that affect a particular industry, sector, or company. Larger companies may have slower rates of growth as compared to smaller, faster-growing companies. Smaller companies may have more limited financial resources, products, or services, and tend to be more sensitive to changing economic or market conditions.

Developing world and foreign investing risk: Investments in the securities of foreign issuers may involve risks in addition to those normally associated with investments in the securities of US issuers. All foreign investments are subject to risks of: (1) foreign political and economic instability; (2) adverse movements in foreign exchange rates; (3) currency devaluation; (4) the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital; (5) changes in foreign governmental attitudes toward private investment, including potential nationalization, increased taxation, or confiscation of assets; and (6) differing reporting, accounting, and auditing standards of foreign countries. In developing markets, these risks are magnified by less mature political systems and weaker corporate governance standards than typically found in the developed world.

Murabaha risk: A murabaha transaction involves a purchase and deferred-payment resale of an asset. The asset is typically purchased by an Islamic bank as agent for the Fund. The bank, acting as the Fund's agent, immediately resells the asset to a previously identified third party who agrees to repay the Fund's cost for the asset plus a profit. Murabaha investments are subject to market risk (fluctuating prices and exchange rates), credit risk, and operational risk (errors in processes).

Amana Developing World Fund

Wakala risk: When the Fund invests in wakala, it will be subject to the credit risk of the bank acting as agent, and the risk that the bank will not manage the investment in a profitable manner.

Interest rate risk: The Fund does not invest in interest bearing investments However, since murabaha and wakala are Islamic fixed-income investments, the financial and economic data associated with interest bearing investments similarly affect the yields and returns on murabaha and wakala. Changes in interest rates impact prices of fixed-income and related investments. When interest rates rise, the value of fixed-income investments (paying a lower rate of interest) generally will fall. Investments with shorter terms may have less interest rate risk, but generally have lower returns and, because of the more frequent maturity dates, may involve higher re-investment costs.

Credit risk: Corporate and sovereign issuers of the notes and certificates in which the Fund invests may not be able or willing to make payments when due, which may lead to default or restructuring of the investment. In addition, if the market perceives deterioration in the creditworthiness of an issuer, the value and liquidity of the issuer’s securities may decline.

Subsidiary investment risk: By investing in the Subsidiary, the Fund is subject to the risks associated with the Subsidiary’s investments. Those investments are similar to the investments that are permitted to be held by the Fund and are subject to the same risks that would apply to similar investments if held directly by the Fund. The Subsidiary is organized under the laws of the Cayman Islands and is not registered with the SEC under the Investment Company Act of 1940, as amended. Accordingly, the Fund will not receive all of the protections offered to shareowners of registered investment companies. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as intended, which may negatively affect the Fund and its shareowners.

Tax risk: To qualify as a regulated investment company (“RIC”), the Fund must meet certain requirements concerning the source of its income. The Fund’s investment in the Subsidiary is intended to provide exposure to murabaha and wakala in a manner that is consistent with the “qualifying income” requirement applicable to RICs. Failure to qualify as a RIC could subject the Fund to adverse tax consequences, including a federal income tax on its net income at regular corporate rates, as well as a tax to shareowners on such income when distributed as an ordinary dividend.

The tax treatment of the Fund’s investment in the Subsidiary may be adversely affected by future legislation, court decisions, Treasury Regulations, and/or guidance issued by the Internal Revenue Service that could affect the character, timing, and/ or amount of the Fund’s taxable income or any gains or distributions made by the Fund.

Performance

Annual Total Return

The following bar chart presents the calendar year total returns of the Fund Investor Shares before taxes. The bar chart provides an indication of the risks of investing in the Fund by showing changes in performance from year to year. A fund’s past performance (before and after taxes) is not a guarantee of how a fund will perform in the future.

Performance data current to the most recent month-end and quarter-end are available on www.saturna.com/resources/literature.

Best Quarter	Q4 2020	19.46%
Worst Quarter	Q1 2020	-17.50%

The year-to-date return as of the most recent calendar quarter (which ended June 30, 2025) was 2.48%.

Amana Developing World Fund

Average Annual Total Returns

The table below presents the average annual returns for the Fund and provides an indication of the risks of investing in the Fund by showing how the Fund’s average annual returns for 1, 5, and 10 years and for the life of the Fund compare to those of a broad-based securities market index.

	Periods ended December 31, 2024
	1 Year	5 Years	10 Years	Life of Fund
Developing World Fund Investor Shares (AMDWX)
Return before taxes	6.93%	5.36%	2.84%	2.30%[1]
Return after taxes on distributions	6.68%	5.08%	2.68%	2.18%[1]
Return after taxes on distributions and sale of Fund shares	5.18%	5.07%	2.67%	2.17%[1]
Developing World Fund Institutional Shares (AMIDX)
Return before taxes	7.22%	5.58%	3.06%	2.59%[2]
Bloomberg Emerging Markets Large, Mid & Small Index[3] (reflects no deduction for fees, expenses, or taxes)
	7.48%	3.36%	4.93%	4.53%[2]
MSCI Emerging Markets Index (reflects no deduction for fees, expenses, or taxes)
	8.05%	2.10%	4.04%	3.39%[2]

[1]	Amana Developing World Fund Investor Shares began operations September 28, 2009.
[2]	Amana Developing World Fund Institutional Shares began operations September 25, 2013, and the Life of Fund return for the Bloomberg Emerging Markets Large, Mid & Small and MSCI Emerging Markets Index is shown since this date.
[3]	This index replaced the prior broad-based securities market index (MSCI Emerging Markets Index) to simplify Fund performance benchmarking and to reduce data expenses related to Fund benchmarks.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local taxes. After-tax returns illustrated are only for the Fund’s Investor Shares; after-tax returns for Institutional Shares will vary. Actual after-tax returns depend on an investor’s tax situation and likely differ from those illustrated. After-tax illustrations are not relevant to retirement plans, corporations, trusts, or other investors that are taxed at special rates. Return after taxes on distributions and sale of Fund shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of Fund shares.

Investment Adviser

Saturna Capital Corporation is the Developing World Fund’s investment adviser.

Portfolio Managers

Since April 2020, Mr. Monem A. Salam MBA, executive vice president and portfolio manager at Saturna Capital Corporation, has been primarily responsible for the day-to-day management of the Fund. From September 2017 until April 2020, and previously from 2009 to 2012, he was a deputy portfolio manager for the Fund. Since April 2020, Mr. Scott F. Klimo CFA®, chief investment officer at Saturna Capital Corporation, has been a deputy portfolio manager for the Fund. From 2014 until April 2020, he was portfolio manager for the Fund. Since April 2020, Mr. Levi Stewart Zurbrugg MBA, CFA®, CPA®, a senior investment analyst and portfolio manager at Saturna Capital Corporation, has been a deputy portfolio manager for the Fund.

Purchase and Sale of Fund Shares

You may open an account and purchase Investor Shares by sending a completed application, a photocopy of a government-issued identity document, and a check for $100 or more payable to the Fund.

Developing World Fund Institutional Shares are available with a minimum investment of $100,000.

Shareowners may purchase additional shares at any time in minimum amounts of $25.

Shareowners may redeem shares of their investment on any business day by these methods:

Written request

Write:	Amana Mutual Funds
Box N
Bellingham, WA 98227-0596
Or Fax:	360-734-0755
Or Email:	investorservices@saturna.com

Telephone request

Call:	888-732-6262 or 360-734-9900

Online

Visit:	www.saturna.com/resources/literature

Tax Information

Distributions you receive from the Fund may be taxed as ordinary income, qualified dividend income, or capital gains.

Financial Intermediary Compensation

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Amana Participation Fund

Investment Objective

Capital preservation and current income, consistent with Islamic principles. Capital preservation is its primary objective.

Fees and Expenses

This section describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareowner Fees

None.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)1

Participation Fund	Investor Shares	Institutional Shares
Management Fees	0.50%	0.50%
Distribution (12b-1) Fees	0.25%	None
Other Expenses	0.07%	0.09%
Total Annual Fund Operating Expenses	0.82%	0.59%

[1]	Annual Fund Operating Expenses include all fees and expenses related to the Fund’s wholly-owned and controlled subsidiary.

Example

This Example is intended to help investors compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds.

The Example assumes an investor invests $10,000 in shares of the Fund for the time periods indicated and then redeems all shares at the end of those periods. The Example also assumes that the investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although actual costs may be higher or lower, based on these assumptions, an investor's expenses would be:

	1 Year	3 Years	5 Years	10 Years
Investor Shares	$84	$263	$458	$1,019
Institutional Shares	$60	$189	$329	$738

Portfolio Turnover

The Fund may have transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 21.50% of the average value of its portfolio.

Principal Investment Strategies

Under normal conditions, the Fund invests at least 80% of its total net assets in short and intermediate-term Islamic income-producing investments, including for purposes of cash management. Up to 25% of the Fund’s total net assets can be invested in a wholly-owned and controlled subsidiary (the “Subsidiary”) that also invests in short and intermediate-term Islamic income-producing investments. The Fund (and the Subsidiary) invests primarily in notes and certificates issued for payment by foreign governments, their agencies, and financial institutions in transactions structured to be in accordance with Islamic principles. Examples of these notes and certificates include (a) sukuk, which link the returns and cash flows of financing to the assets purchased, or the returns generated from an asset purchased, (b) murabaha, which involves a purchase and sale contract, and (c) wakala, in which accounts are operated under the Islamic finance principle of wakala (an agency agreement).

These investments typically involve the purchase of financial certificates representing investments in tangible assets, project financing, sale and leaseback arrangements, and the distribution of profits (as opposed to the payment of interest) related to the underlying asset or project. Unlike an investment in a bond that represents a promise to pay interest, these investments involve the sharing of profits and losses in the assets or projects financed by the Fund’s investment in the notes and certificates. In addition, the Fund may invest in time deposits with banks that involve underlying purchase and sale agreements to generate the return on the deposit.

Generally, Islamic principles require that investors participate in profit and loss, that they receive no usury or interest, and that they do not invest in a prohibited business. To the extent prohibited by Islamic investment principles the Fund does not invest in issuers whose business involves alcoholic beverages, tobacco, pornography, insurance, gambling, pork products, and interest-based banks or finance associations.

In accordance with Islamic principles, the Fund does not purchase conventional bonds, debentures, or other interest-paying obligations of indebtedness. Islamic principles discourage speculation. The Fund tends to hold investments for several years. Under normal circumstances the Fund maintains a dollar-weighted average maturity of two to five years.

The Participation Fund restricts its investments so that at least 50% are denominated in US dollars, with no more than 10% in any other single currency.

Under normal conditions, the Fund invests at least 65% of its assets in securities rated within the four highest grades (Aaa, Aa, A, Baa) by a nationally-recognized rating agency and may invest up to 35% in unrated and high-yield notes and certificates, which may be considered equivalent to “junk bonds.”

The Fund is non-diversified and may invest a larger percentage of its assets in fewer issuers. In addition, the Fund may concentrate its investments within the financial services industry and real estate sector.

Amana Participation Fund

The Subsidiary’s principal investment strategy and principal risks of investing are identical to those of the Fund, and the Subsidiary invests principally in sukuk, murabaha, and wakala. The Fund’s investment in the Subsidiary may not exceed 25% of the value of its total net assets at the end of each quarter of its taxable year. The Subsidiary, on a consolidated basis, is also subject to the same requirements relating to liquidity, and the timing and method of valuation of portfolio investments described elsewhere in this Prospectus and in the Statement of Additional Information. The Fund is the sole shareowner of the Subsidiary and does not expect shares of the Subsidiary to be offered or sold to other investors.

Principal Risks of Investing

Market risk: The value of the Fund’s shares rises and falls as the market value of the securities in which the Fund invests goes up and down. Consider investing in the Fund only if you are willing to accept the risk that you may lose money. Fund share prices, yields, and total returns will change with the fluctuations in the securities markets as well as the fortunes of the industries and companies in which the Fund invests.

Diversification and concentration risks: The Fund is non-diversified and may invest a larger percentage of its assets in fewer issuers, which may cause the Fund to experience more volatility than diversified funds. In addition, the Fund may concentrate its investments within the financial services industry and real estate sector.

Investment strategy risk: The Fund’s restricted ability to invest in certain market sectors, such as non-Islamic financial companies and conventional fixed-income securities, limits opportunities and may adversely affect the Fund’s performance Because Islamic principles preclude the use of interest-paying instruments, cash reserves do not earn interest income but, to the extent that they are invested in murabaha or wakala, cash reserves will share in the distribution of profits (as opposed to the payment of interest) related to any murabaha or wakala investments.

Liquidity risk: Liquidity risk exists when particular investments are difficult to sell and may be more difficult to value. If the Fund is forced to sell these investments during unfavorable conditions to meet redemptions or for other cash needs, the Fund may lose money on its investments. As a result, the Fund may be unable to achieve its objective.

The Fund invests substantially in sukuk certificates that are traded outside of the US or within the US subject to certain trading restrictions which may increase the liquidity risks associated with the Fund’s investments.

Foreign investing risk: The Fund involves risks not typically associated with investing in US securities. Investments in the securities of foreign issuers may involve risks in addition to those normally associated with investments in the securities of US issuers. All foreign investments are subject to risks of: (1) foreign political and economic instability; (2) adverse movements in foreign exchange rates; (3) currency devaluation; (4) the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital; (5) changes in foreign governmental attitudes toward private investment, including potential nationalization, increased taxation, or confiscation of assets; and (6) differing reporting, accounting, and auditing standards of foreign countries. In developing markets, these risks are magnified by less mature political systems and weaker corporate governance standards than typically found in the developed world.

Sukuk risk: Sukuk are specifically structured to adhere to Islamic investment principles, but also must be engineered to be economically feasible in order to attract investment. Sukuk structures may be significantly more complicated than conventional bonds and often include a series of entities created specifically to support the sukuk structure. In addition, sukuk are largely created in or otherwise subject to the risks of developing economies, many of which have weak or inconsistent accounting, legal, and financial infrastructure. The structural complexity of sukuk, along with the weak infrastructure of the sukuk market, increases risks of investing in sukuk, including operational, legal, and investment risks. In addition, adherence to Islamic investment principles increases the risk of loss in the event of a default. As compared to rights of conventional bondholders, holders of sukuk may have limited ability to pursue legal recourse to enforce the terms of the sukuk or to restructure the sukuk in order to seek recovery of principal. Sukuk are also subject to the risk that issuers or Islamic scholars may deem certain sukuk as not meeting Islamic investment principles subsequent to the sukuk being issued and therefore classify the investments as noncompliant with Islamic principles.

Murabaha risk: A murabaha transaction involves a purchase and deferred-payment resale of an asset. The asset is typically purchased by an Islamic bank as agent for the Fund. The bank, acting as the Fund's agent, immediately resells the asset to a previously identified third party who agrees to repay the Fund's cost for the asset plus a profit. Murabaha investments are subject to market risk (fluctuating prices and exchange rates), credit risk, and operational risk (errors in processes).

Wakala risk: When the Fund invests in wakala, it will be subject to the credit risk of the bank acting as agent, and the risk that the bank will not manage the investment in a profitable manner.

Interest rate risk: The Fund does not invest in interest bearing investments However, since murabaha and wakala are Islamic fixed-income investments, the financial and economic data associated with interest bearing investments similarly affect the yields and returns on murabaha and wakala. Changes in interest rates impact prices of fixed-income and related investments. When interest rates rise, the value of fixed-income investments (paying a lower rate of interest) generally will fall. Investments with shorter terms may have less interest rate risk, but generally have lower returns and, because of the more frequent maturity dates, may involve higher re-investment costs.

Amana Participation Fund

Credit risk: Corporate and sovereign issuers of the notes and certificates in which the Fund invests may not be able or willing to make payments when due, which may lead to default or restructuring of the investment. In addition, if the market perceives deterioration in the creditworthiness of an issuer, the value and liquidity of the issuer’s securities may decline.

High-yield risk: Securities that are rated below investment grade may have greater price fluctuations and have a higher risk of default than investment-grade securities. Below-investment grade securities may be difficult to sell at an acceptable price, especially during periods of increased market volatility or significant market decline.

Subsidiary investment risk: By investing in the Subsidiary, the Fund is subject to the risks associated with the Subsidiary’s investments. Those investments are similar to the investments that are permitted to be held by the Fund and are subject to the same risks that would apply to similar investments if held directly by the Fund. The Subsidiary is organized under the laws of the Cayman Islands and is not registered with the SEC under the Investment Company Act of 1940, as amended. Accordingly, the Fund will not receive all of the protections offered to shareowners of registered investment companies. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as intended, which may negatively affect the Fund and its shareowners.

Tax risk: To qualify as a regulated investment company (“RIC”), the Fund must meet certain requirements concerning the source of its income. The Fund’s investment in the Subsidiary is intended to provide exposure to murabaha and wakala in a manner that is consistent with the “qualifying income” requirement applicable to RICs. Failure to qualify as a RIC could subject the Fund to adverse tax consequences, including a federal income tax on its net income at regular corporate rates, as well as a tax to shareowners on such income when distributed as an ordinary dividend.

The tax treatment of the Fund’s investment in the Subsidiary may be adversely affected by future legislation, court decisions, Treasury Regulations, and/or guidance issued by the Internal Revenue Service that could affect the character, timing, and/ or amount of the Fund’s taxable income or any gains or distributions made by the Fund.

Performance

Annual Total Return

The following bar chart presents the calendar year total returns of the Fund Institutional Shares before taxes (Institutional Shares are used for this chart because they represent the largest share class of the Fund). The bar chart provides an indication of the risks of investing in the Fund by showing changes in performance from year to year. A fund’s past performance (before and after taxes) is not a guarantee of how a fund will perform in the future.

Performance data current to the most recent month-end and quarter-end are available on www.saturna.com/resources/literature.

Best Quarter	Q2 2020	5.50%
Worst Quarter	Q1 2020	-3.44%

The year-to-date return as of the most recent calendar quarter (which ended June 30, 2025) was 3.01%.

Amana Participation Fund

Average Annual Total Returns

The table below presents the average annual returns of the Participation Fund and provides an indication of the risks of investing in the Fund by showing how the Fund’s average annual returns for the previous 1 and 5 years and since the Fund’s inception on September 28, 2015, compare to those of a broad-based securities market index and an additional index with characteristics relevant to the Fund’s investment strategy.

	Periods ended December 31, 2024
	1 Year	5 Years	Life of Fund[1]
Participation Fund Investor Shares (AMAPX)
Return before taxes	3.75%	1.35%	1.86%
Participation Fund Institutional Shares (AMIPX)
Return before taxes	4.00%	1.57%	2.09%
Return after taxes on distributions	2.56%	0.57%	1.10%
Return after taxes on distributions and sale of Fund shares	2.42%	0.73%	1.09%
Bloomberg Global Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)
	(1.69)%	(1.96)%	0.41%
Bloomberg Custom Sukuk Index (reflects no deduction for fees, expenses, or taxes)
	n/a	n/a	n/a
FTSE IdealRatings Sukuk Index (reflects no deduction for fees, expenses, or taxes)
	3.34%	1.96%	n/a

[1]	Amana Participation Fund began operations September 28, 2015.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local taxes. After-tax returns illustrated are only for the Investor Shares; after-tax returns for Institutional Shares will vary. Actual after-tax returns depend on an investor’s tax situation and likely differ from those illustrated. After-tax illustrations are not relevant to retirement plans, corporations, trusts, or other investors that are taxed at special rates. Return after taxes on distributions and sale of Fund shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of Fund shares.

Investment Adviser

Saturna Capital Corporation is the Participation Fund’s investment adviser.

Portfolio Managers

Since September 2015 (the inception of the Fund), Mr. Patrick Drum CFA®, portfolio manager and senior investment analyst at Saturna Capital Corporation, has been primarily responsible for the day-to-day management of the Participation Fund. Since May 2019, Ms. Elizabeth Alm CFA®, portfolio manager and senior investment analyst at Saturna Capital Corporation, has been the deputy portfolio manager.

Purchase and Sale of Fund Shares

You may open an account and purchase Fund Investor Shares by sending a completed application, a photocopy of a government-issued identity document, and a check for $100 or more payable to the Amana Participation Fund.

Participation Fund Institutional Shares are available with a minimum investment of $100,000.

Shareowners may purchase additional shares at any time in minimum amounts of $25.

Shareowners may redeem shares of their investment on any business day by these methods:

Written request

Write:	Amana Mutual Funds
Box N
Bellingham, WA 98227-0596
Or Fax:	360-734-0755
Or Email	investorservices@saturna.com

Telephone request

Call:	888-732-6262 or 360-734-9900

Online

Visit:	www.saturna.com/resources/literature

Tax Information

Distributions you receive from the Fund may be taxed as ordinary income or capital gains.

Financial Intermediary Compensation

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Investment Objective

The objectives of the Income Fund are current income and preservation of capital, consistent with Islamic principles; current income is its primary objective.

The primary objective of the Growth Fund is long-term capital growth, consistent with Islamic principles.

The primary objective of the Developing World Fund is long-term capital growth, consistent with Islamic principles.

The objectives of the Participation Fund are capital preservation and current income, consistent with Islamic principles; capital preservation is its primary objective.

There can be no guarantee that the particular investment objectives of a Fund will be realized. These investment objectives may only be changed with approval by vote of a majority of the outstanding shares of a Fund.

Principal Investment Strategies

The Amana Mutual Funds Trust is designed to provide investment alternatives that are consistent with Islamic principles. Generally, Islamic principles require that investors share in profit and loss, that they receive no usury or interest, and that they do not invest in a business that is prohibited by Islamic principles. To the extent prohibited by Islamic investment principles the Funds do not invest in companies primarily engaged in businesses such as tobacco, alcoholic beverages, pornography, insurance, gambling, pork products, and interest-based insurers, banks or finance associations.

The Funds do not make any investments that pay interest. Income producing investments conforming to Islamic principles, known as sukuk or Islamic bonds, murabaha and wakala are permitted in the Participation Fund. The Income, Growth, and Developing World Funds may invest in Islamic income-producing investments (murabaha and wakala) to manage their cash positions. Islamic principles discourage speculation, and the Funds tend to hold investments for several years.

These criteria limit investment selection and income-earning opportunities more than is customary for mutual funds.

The Funds’ investment adviser, Saturna Capital Corporation, selects investments based on its own security selection policies and compliance policies and procedures. The adviser engages Amanie Advisors Sdn Bhd, a leading consultant specializing in Islamic finance, who reviews, and consults on, the investment adviser’s compliance policies and procedures so that the investment adviser can ensure that the Funds’ investments meet the requirements of the Islamic faith.

The Amana Funds favor investing in companies trading for less than the adviser’s assessment of intrinsic value, which typically means companies with relatively low price/earning multiples, strong balance sheets, and proven businesses. Once a Fund holds a position in a company, the Fund actively monitors market conditions, industry developments, and other factors that may affect the company or the Fund’s rationale for holding the investment. Although the Funds consider valuation when monitoring their investments, a Fund may not necessarily liquidate a position solely because of relatively high valuation. The Funds actively monitor their investment portfolios but do not engage in high turnover or speculative trading.

The Income, Growth, and Developing World Funds seek companies demonstrating both Islamic and sustainable characteristics.

To the extent prohibited by Islamic principles or the adviser’s Sustainability criteria, the adviser uses negative screening to exclude issuers primarily engaged in the following activities:

●	Alcohol	●	Tobacco
●	Pork products	●	Pornography
●	Interest-based banks	●	Finance associations and Insurers
●	Weapons	●	Gambling

In selecting equity securities the adviser employs a sustainable rating system based on its own, as well as third-party, data to identify issuers believed to have robust policies in the areas of the environment, social responsibility, and corporate governance (collectively referred to as “Sustainability”) to identify issuers believed to have lower Sustainability risks.

The use of third-party data does not include third-party environmental, social, or governance ("ESG") ratings or criteria established by third parties for third-party ratings. The adviser’s proprietary scoring system assesses how well a company performs relative to a blend of its industry, sector, and country peers. In addition to financial and non-financial Sustainability considerations (such as carbon emissions, water usage, renewable energy, and fair labor and supply chain practices), the adviser’s Sustainability evaluation process considers risks and opportunities holistically, meaning an issuer will not necessarily be excluded from investment due to any one particular factor if the overall analysis results in a favorable evaluation by the adviser. Saturna positively screens for issuers that show management stability, capability, and diversity, low debt, strong balance sheets, high-quality operations, cash flow, and a long-term focus. With respect to Islamic fixed income securities, the adviser’s securities analysts utilize the foregoing process as inputs into the adviser’s fundamental analysis of the Sustainability risks of Islamic fixed income securities in choosing securities that comply with the Funds’ Sustainability screening. The exclusion of fossil fuel exploration, production or refining does not apply to the Funds’ Islamic fixed income investments.

The Amana Income, Amana Growth, Amana Developing World, and Amana Participation Funds seek to minimize potential current income taxes paid by shareowners, where the basic strategies to be favored are (1) infrequent trading, (2) offsetting capital gains with losses, and (3) selling highest cost tax lots first.

During uncertain or adverse market or economic conditions, or the unavailability of attractive investment opportunities, a Fund may adopt a temporary defensive position. The Funds cannot invest in interest-paying instruments frequently used by other mutual funds for this purpose. When markets are unattractive or attractive investments are unavailable, the adviser chooses between continuing to follow the Funds’ investment policies or converting securities to cash or cash equivalents for temporary, defensive purposes. This choice is based on the adviser’s evaluation of market conditions and a Fund’s portfolio holdings. Temporary defensive holdings will be non-interest bearing and may, in whole or in part, not be insured by the Federal Deposit Insurance Corporation (FDIC). In the event a Fund takes such a position, it may not be able to achieve its investment objective.

Income Fund

It is the policy of the Income Fund, under normal circumstances, to invest at least 80% of its total net assets in income-producing securities, primarily dividend-paying common stocks. The Income Fund may invest in foreign securities.

While cash assets do not contribute to the Income Fund’s primary objective of current income, they do assist its secondary objective of preservation of capital. The Fund intends to manage its cash positions by investing in short-term Islamic income-producing investments.

Growth Fund

It is the policy of the Growth Fund, under normal circumstances, to invest at least 80% of total net assets in common stocks. The adviser selects investments primarily on past earnings and revenue growth rates, and the expectation of increases in earnings and share price. The Growth Fund may invest in foreign securities.

Cash assets may contribute to the Growth Fund’s objective of long-term capital growth by reducing capital losses that might have occurred had the Growth Fund been fully invested during periods of market decline. The Fund intends to manage its cash positions by investing in short-term Islamic income-producing investments.

Developing World Fund

It is the policy of the Developing World Fund, under normal circumstances, to invest at least 80% of total net assets in common stocks of companies with significant exposure to countries with developing economies and/or markets.

The Developing World Fund may invest in equity securities of any company, regardless of where it is based, if the adviser determines that the company has significant exposure (50% or more of production assets or revenues) to countries with developing economies and/or markets.

Through reference to data provided by various globally recognized organizations such as the International Monetary Fund, The World Bank, and the Organization for Economic Cooperation and Development, the adviser maintains a list of countries it considers to have developing economies and/or markets. The list, which changes over time, currently includes: Argentina, Bahrain, Brazil, Chile, China, Colombia, Croatia, Czech Republic, Egypt, Ecuador, Greece, Hungary, India, Indonesia, Jordan, Kuwait, Malaysia, Malta, Mexico, Oman, Panama, Peru, Philippines, Poland, Qatar, Saudi Arabia, Slovenia, South Africa, South Korea, Taiwan, Thailand, Turkey, Vietnam, and United Arab Emirates.

Cash assets may contribute to the Developing World Fund’s objective of long-term capital growth by reducing capital losses that might have occurred had the Developing World Fund been fully invested during periods of market decline. The Fund intends to manage its cash positions by investing in short-term Islamic income-producing investments.

Participation Fund

It is the policy of the Participation Fund, under normal circumstances, to invest at least 80% of its total net assets in short and intermediate-term Islamic income-producing investments. The Fund invests primarily in notes and certificates issued for payment by foreign governments, their agencies, and financial institutions in transactions structured to be in accordance with Islamic principles. Examples of these notes and certificates include (a) sukuk, which link the returns and cash flows of financing to the assets purchased, or the returns generated from an asset purchased, (b) murabaha, which involves a purchase and sale contract, and (c) wakala, in which accounts are operated under the Islamic finance principle of wakala (an agency agreement). In addition, the Fund may invest in time deposits with banks that involve underlying purchase and sale agreements to generate the return on the deposit.

The Fund invests substantially in sukuk certificates that are traded outside of the US or within the US subject to certain trading restrictions which may increase the liquidity risks associated with the Fund’s investments.

The Fund is non-diversified and may invest a larger percentage of its assets in fewer issuers, which may cause the Fund to experience more volatility than diversified funds. In addition, the Fund may concentrate its investments within the financial services industry and real estate sector.

All Funds - Investments in Wholly-Owned Subsidiaries

Each of the Income Fund, Growth Fund, and Developing World Fund may invest up to 20% of its total net assets in its Subsidiary for the purpose of gaining exposure to Islamic income-producing investments (murabaha and wakala) for its cash positions. The Participation Fund may invest up to 25% of its total net assets in its Subsidiary, as measured at the end of the quarter of their taxable year. Under normal conditions, the Subsidiaries of the Funds, whose principal investment strategies and risks are identical to those of the Funds, invests in sukuk (Participation Fund only), murabaha, and wakala. Each Subsidiary complies with provisions of the Investment Company Act relating to affiliated transactions and custody (Section 17). The Internal Revenue Code of 1986, as amended, limits a Fund's investment in its Subsidiary to no more than 25% of the Fund's total net assets, as measured at the end of each quarter of the Fund's taxable year (the Income, Growth and Developing World Funds limit their investments in their respective Subsidiaries to 20% of total net assets). Each Subsidiary is organized under the laws of the Cayman Islands and is wholly-owned and controlled by its respective Fund. The Funds invest in their respective Subsidiaries in order to gain exposure to the investment returns of sukuk (Participation Fund only), murabaha, and wakala within the limitations of the federal tax law requirements applicable to regulated investment companies. Each Subsidiary is accounted for on a consolidated basis with its respective Fund. The Funds comply with the provisions of the Investment Company Act governing investment policies (Section 8) on an aggregate basis with their respective Subsidiaries and, in particular, with the same requirements relating to liquidity, and the timing and method of valuation of portfolio investments and Fund shares described elsewhere in this Prospectus and in the Statement of Additional Information (“SAI”). The Funds comply with the provisions of the Investment Company Act governing capital structure and leverage (Section 18) on an aggregate basis with their respective Subsidiaries so that each Fund treats the Subsidiary’s debt as its own for purposes of Section 18.

The Funds do not intend to create or to acquire primary control of any entity which primarily engages in investment activities in securities or other assets, other than entities wholly-owned by the Funds (“primarily controlled” means (1) the registered fund controls the unregistered entity within the meaning of Section 2(a)(9) of the Investment Company Act, and (2) the registered fund’s control of the unregistered entity is greater than that of any other person).

Each Fund is the sole shareowner of its Subsidiary and does not expect shares of its Subsidiary to be offered or sold to other investors.

Principal Risks

Investing in securities entails both market risks and risk of price variation in individual securities. Islamic principles restrict the Funds’ ability to invest in certain stocks and market sectors, such as financial companies and conventional fixed-income securities. This may limit investment opportunities and may adversely affect the Funds’ performance.

Income Fund, Growth Fund, and Developing World Fund

Sustainable investing: Applying Sustainability criteria (“Sustainability Criteria”) to the investment process may exclude or reduce exposure to securities of certain issuers, which could limit the Funds’ opportunity set compared to funds that do not use Sustainability Criteria, and the Funds’ performance may at times be better or worse than the performance of funds that do not use Sustainability Criteria. Sustainability Criteria data, including data obtained from third-party providers, may be incomplete, inaccurate, inconsistent, or unavailable, which could adversely affect the analysis of a particular investment. It is possible that the investments identified by the Funds' adviser (Saturna Capital Corporation) as being aligned with its Sustainability Criteria will not perform as expected. The adviser could sell such positions at a disadvantageous time if an issuer no longer meets the Sustainability Criteria. While the adviser’s views on Sustainability Criteria comport with Islamic investment principles, investors may differ in their view of Sustainability Criteria. Thus, the Funds may invest in issuers that do not reflect the views of any particular investor. The regulatory landscape with respect to Sustainability Criteria is still under development. Future regulations and/or rules adopted by applicable regulators could require the Funds to change or adjust their investment process with respect to the Sustainability Criteria. The adviser does not apply Sustainability Criteria to the Islamic income-producing investments (sukuk, murabaha,and wakala).

Growth Fund, Developing World Fund

Growth investing: The Funds may invest primarily in growth stocks, which may be more volatile than slower-growing value stocks. Growth stocks typically trade at higher multiples of current earnings than other stocks, which may lead to inflated prices. Growth stocks often are more sensitive to market fluctuations than other securities because their market prices are highly sensitive to future earnings expectations. At times when it appears that these expectations may not be met, growth stocks’ prices typically fall and declines may be significant when a stock had been supported by significant investor speculation. During market cycles when growth investing is out of favor, selling growth stocks at desired prices may be more difficult.

Developing World Fund

Developing market: Investing in countries of the developing world may involve risks in addition to and greater than those generally associated with investing in developed countries. For instance, developing countries may have less developed legal and accounting systems. The governments of these countries may be more unstable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect security prices. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries are also relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid than securities issued in countries with more developed economies or markets.

Participation Fund

Non-diversified fund: The Fund is non-diversified, which means it may invest a larger percentage of its assets in fewer issuers as compared to a fund that is more broadly diversified. Because the Fund is not required to diversify its investments among a broader group of issuers, the Fund may be more volatile than diversified funds. Although the Fund is considered non-diversified, the Fund intends to maintain sufficient diversification to qualify for favorable tax treatment provided to mutual funds under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). In addition, the Fund may concentrate its investments within the financial services industry and real estate sector.

Sukuk: In addition to credit risk, interest rate risk, maturity, and investment-grade risk, investing in sukuk and similar forms of Islamic investments involve specific additional risks. Once purchased, these investments tend to be held until maturity, meaning trading is less frequent compared to conventional bonds. Institutional markets and support for sukuk is less robust than that available in conventional debt markets. Laws and regulations regarding the issuance, trading, default resolution, and other aspects of sukuk are not as well defined as they are for conventional debt issuers. The Fund’s investments in sukuk, especially sukuk issued by foreign governments and their agencies, differ from conventional debt obligations. Holders of conventional bonds typically have legal remedies if the issuer defaults, and the bondholders may pursue their remedies in the courts having jurisdiction over the defaulting party. Sukuk investments may not offer investors the right to pursue such remedies. To the extent the Fund holds sukuk that are in default, the Fund’s legal recourse to enforce payment may be significantly limited. Accordingly, a sovereign or private entity’s willingness to meet the terms of its obligations gives rise to credit risk, but without the legal protections typically provided to lenders.

All Funds

Market risk: The market value of securities will fluctuate, sometimes significantly and unpredictably. The securities markets are also susceptible to data imprecision, technology malfunctions, operational errors, and similar factors that may adversely affect a single issuer, a group of issuers, an industry, or the market as a whole. Changes in value may be temporary or may last for extended periods. A slow-growing economy, or an inflationary or a recessionary environment, may adversely impact securities markets and prices of securities in which the Funds invest. Economies and financial markets throughout the world are becoming increasingly interconnected. Local, regional, or global events such as civil disobedience, insurrection, war, acts of terrorism, the spread of infectious disease or other public health issues, or other events could have a significant impact on the Funds and their investments. As a result, events or conditions that impact the economies or securities markets may adversely impact the Funds even if they are not invested primarily in those economies or markets.

Active management: Despite strategies designed to achieve the Funds’ investment objectives, the value of investments will change with market conditions. Securities selected for the Funds may not perform as Saturna Capital Corporation, the Funds’ adviser, expects. Additionally, securities selected may cause the Funds to underperform relative to other funds with similar investment objectives and strategies. There is no guarantee that the adviser will effectively assess the Funds’ portfolio characteristics and it is possible that its judgments regarding the Funds’ exposures may prove incorrect. In addition, actions taken to manage the Funds’ exposures, including risk, may be ineffective and/or cause the Funds to underperform.

Fundamental investing: A fundamental investment approach uses research and analysis of a variety of factors to select securities. That research and analysis may be incorrect or, if correct, may not be reflected by the market. Fundamental analysis is inherently subject to the risk of nobody being able to identify all the relevant factors. In addition, the macro-economic factors considered by the Funds’ adviser may be difficult to evaluate or implement. Fundamental investing is also inherently subject to differences between the prices of securities and their value as determined by a fundamental investment approach. A fundamental investment approach may cause the Funds to underperform other funds with similar investment objectives and investment strategies even in a rising market.

Significant positions: The Funds invest according to varying investment objectives and no Fund attempts to replicate a broad index. Seeking to outperform both broad indices and other funds, the Funds generally overweight positions in various sectors, industries, and issuers. In pursuing its respective investment objectives, for example, the Growth Fund may overweight the technology sector and the Participation Fund may overweight the real estate sector. Significant positions in sectors, industries, and issuers will wax and wane over time. Adverse developments in a Fund’s holdings may have a greater impact on a Fund that has an overweight position than a fund or index that is not similarly overweight a sector, industry, or issuer.

The types of investments favored by the markets also change over time, and a Fund’s investment style may hinder its comparative returns. Inflationary periods tend to favor newer, more volatile issuers than those that weather recessions and deflation. The Amana Funds’ investment style allows significant positions in established issuers, industries, and sectors and they may underperform during periods of loose fiscal and monetary policies.

Foreign investing risk: Investments in the securities of foreign issuers may involve risks in addition to those normally associated with investments in the securities of US issuers. All foreign investments are subject to risks of: (1) foreign political and economic instability; (2) adverse movements in foreign exchange rates; (3) currency devaluation; (4) the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital; (5) changes in foreign governmental attitudes toward private investment, including potential nationalization, increased taxation, or confiscation of assets; and (6) differing reporting, accounting, and auditing standards of foreign countries. In developing markets, these risks are magnified by less mature political systems and weaker corporate governance standards than typically found in the developed world.

Credit: Investing in certificates, notes, and similar securities subjects the Funds to credit risk, which is the risk that a security issuer may not be able pay its obligations when due, thus reducing the value of a Fund’s portfolio holdings.

Interest rate: The Funds do not invest in interest bearing investments. However, since sukuk, murabaha, and wakala are Islamic fixed-income investments, the financial and economic data associated with interest bearing investments similarly affect the yields and returns on sukuk (Participation Fund only), murabaha, and wakala. Investing in securities related to the fixed-income markets subjects the Funds to interest rate risk, which is the risk that a rise in prevailing interest rates generally causes the price of such securities to fall. The Participation Fund mitigates this risk by seeking to maintain an average portfolio maturity of two to five years (short to intermediate-term), in that longer-term securities normally have greater declines when interest rates rise.

Subsidiary: By investing in its respective Subsidiary, each Fund is subject to the risks associated with the Subsidiary’s investments. Each Subsidiary is not registered with the SEC as an investment company under the 1940 Act, and is not subject to the investor protections of the 1940 Act. As an investor in its respective Subsidiary, a Fund does not have the same protections offered to shareowners of registered investment companies.

The Funds and their respective Subsidiaries may not be able to operate as described in this Prospectus in the event of changes to the laws of the United States or the Cayman Islands. If the laws of the Cayman Islands required the Subsidiaries to pay taxes to a governmental authority, the Funds would be likely to suffer decreased returns. The tax treatment of the Funds’ investments in the Subsidiaries may be adversely affected by future legislation, court decisions, Treasury Regulations and/or guidance issued by the IRS that could affect whether income derived from such investments is “qualifying income” under Subchapter M of the Internal Revenue Code, or otherwise affect the character, timing, and/or amount of the Funds’ taxable income or any gains or distributions made by the Funds.

Tax risk: To qualify as a regulated investment company (“RIC”), a Fund must meet certain requirements concerning the source of its income. A Fund’s investment in its respective Subsidiary is intended to provide exposure to investments in a manner that is consistent with the “qualifying income” requirement applicable to RICs. Failure to qualify as a RIC could subject a Fund to adverse tax consequences, including a federal income tax on its net income at regular corporate rates, as well as a tax to shareowners on such income when distributed as an ordinary dividend.

The Internal Revenue Service (“IRS”) has issued regulations providing that income inclusions from a RIC subsidiary such as each Subsidiary will constitute qualifying income for the RIC whether or not the income is distributed to the RIC. These regulations are consistent with the conclusions in private letter rulings the IRS had previously issued, and they remove the uncertainty that existed as a result of earlier proposed regulations providing that only distributions a subsidiary makes to the RIC out of its earnings and profits for the applicable tax year would so qualify. The tax treatment of a Fund’s investment in its respective Subsidiary may be adversely affected by future legislation, court decisions, Treasury Regulations, and/ or guidance issued by the IRS that could affect whether income derived from such investments is “qualifying income” under Subchapter M of the Internal Revenue Code or otherwise affect the character, timing, and/ or amount of a Fund’s taxable income or any gains or distributions made by a Fund.

Murabaha: The Funds may invest in murabaha. A murabaha transaction involves a purchase and deferred-payment resale of an asset. The asset is typically purchased by an Islamic bank as agent for the Funds. The bank, acting as the Funds’ agent, immediately resells the asset to a previously identified third party who agrees to repay the Funds’ cost of for the asset plus a profit. Murabaha investments are subject to market risk (fluctuating prices and exchange rates), credit risk, and operational risk (errors in processes).

Wakala: The Funds may invest in wakala. Wakala, which means “agency agreement” are Islamic finance instruments. Typically, a bank, as agent, raises funds for investment in various activities. As agent, the bank monitors these investment activities. The bank and investors, like the Funds, share in the profit and risk of loss with respect to these investment activities.

Liquidity Program (Equity Funds)

The Income, Growth, and Developing World Funds may participate in the ReFlow Fund, LLC (“ReFlow”) liquidity program. This program is designed to provide an alternative liquidity source on days when redemptions of Fund shares exceed purchases. Under the program, ReFlow is available to provide cash to the Funds to meet all, or a portion, of daily net shareowner redemptions. ReFlow provides this cash by purchasing Institutional Shares at net asset value and ReFlow will not be subject to any investment minimum applicable to such shares. Following purchases of Fund shares, ReFlow then generally redeems those shares when the Fund experiences net sales, at the end of a maximum holding period determined by ReFlow (currently 8 days) or at other times at ReFlow’s discretion. While ReFlow holds Fund shares, it will have the same rights and privileges with respect to those shares as any other shareowner.

For use of the ReFlow service, a participating Fund pays a fee to ReFlow each time it purchases Fund shares, calculated by applying to the purchase amount a fee rate determined through an automated daily “Dutch auction” among other participating mutual funds seeking liquidity that day. The current minimum fee rate is 0.14% of the value of the Fund shares purchased by ReFlow, although the Fund may submit a bid at a higher fee rate if it determines that doing so is in the best interest of Fund shareowners. Such a fee is allocated among a Fund’s share classes based on relative net assets. In accordance with federal securities laws, ReFlow is prohibited from acquiring more than 3% of the outstanding voting securities of a Fund.

ReFlow will periodically redeem its entire share position in the Fund and request that such redemption be met in kind in accordance with the Fund’s in-kind redemption policies described under Purchase and Sale of Fund Shares below. Investments in the Fund by ReFlow in connection with the ReFlow liquidity program are not subject to the policy described in the Frequent Trading Policy section below. The adviser believes that the program has advantages over more conventional alternatives for meeting the Funds’ liquidity needs, which typically involve selling portfolio securities and/or liquidating cash reserves. When ReFlow redeems in kind, it is anticipated that the use of the program will reduce a Fund’s realization of capital gains.

Operational Risk (All Funds)

An investment in an Amana Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failure in systems and technology, changes in personnel, and errors caused by third-party service providers. A Fund may be affected by international, US, state, or local political events, including the action or inaction of governments, their instrumentalities, or quasi-governmental organizations, which may negatively impact economic conditions and businesses’ operating environments. Future government regulation and/or intervention could also change the way in which a Fund is regulated or affect the expenses incurred directly by a Fund. Regulatory uncertainty and political or governmental action or inaction may affect the value of a Fund’s investments, and limit and/or preclude a Fund’s ability to achieve its investment objective. Other disruptive events may include, but are not limited to, natural disasters, public health events, labor shortages, supply chain interruptions, and other destabilizing events that adversely affect a Fund’s, or their service providers’ ability to conduct business. The Funds seek to minimize such events through controls and oversight, but there may still be events or failures that could cause losses to the Funds. In addition, as the use of technology increases, the Funds may be more susceptible to operational risks through intentional and unintentional breaches in cyber security. A breach in cyber security may cause the Funds or their service providers to lose proprietary information or operational capacity or suffer data corruption. As a result, the Funds may incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures, and/or financial loss. The Funds and their service providers may also maintain sensitive information (including relating to personally identifiable information of investors) and a cyber security breach may cause such information to be lost, improperly accessed, used, or disclosed.

Please refer to the Funds’ Statement of Additional Information for further details about the risks of investing in the Funds.

Investment Information

Shareowners receive an Amana Mutual Funds Trust financial report highlighting key information for each Fund every six months. The audited financial statements of each Fund for the year ended May 31, 2025, included in the Funds’ report on Form N-CSR, are available upon request. Investors may obtain current share prices daily on financial information websites, by calling 1-888-732-6262, on electronic quotation systems, and at www.saturna.com/resources/ literature. The following symbols can be used to obtain quotations and other information:

Income Fund
Investor Shares	AMANX	Institutional Shares	AMINX
Growth Fund
Investor Shares	AMAGX	Institutional Shares	AMIGX
Developing World Fund
Investor Shares	AMDWX	Institutional Shares	AMIDX
Participation Fund
Investor Shares	AMAPX	Institutional Shares	AMIPX

This prospectus, financial reports, performance information, proxy voting records, and other useful information are also available at www.saturna.com/resources/literature or by request at investorservices@saturna.com. Portfolio holdings are provided each month-end online (see the Statement of Additional Information for a description of portfolio disclosure policies).

Investment Adviser

Saturna Capital Corporation, 1300 N. State Street, Bellingham, Washington 98225, is each Fund’s investment adviser and administrator (“adviser”). The adviser’s wholly-owned subsidiary, Saturna Brokerage Services, Inc., is the Funds’ distributor. Founded in 1989, Saturna Capital Corporation has approximately $8.4 billion in assets under management. It is also the adviser to another investment company, Saturna Investment Trust, and to separately managed accounts. The Amana Growth Fund, Amana Income Fund, and Amana Developing World Fund will each pay an advisory and administration fee of 0.80% on the first $1 billion of a Fund’s average daily net assets, 0.65% on the next $1 billion, and 0.50% on assets over $2 billion. The Amana Participation Fund pays an advisory and administration fee of 0.50% of the Fund’s average daily net assets. For the fiscal year ended May 31, 2025, these fees amounted to 0.73% for the Income Fund, 0.58% for the Growth Fund, 0.80% for the Developing World Fund, and 0.50% for the Participation Fund. A discussion regarding the basis for the Board of Trustee’s renewal of the Investment Advisory and Administrative Services Agreement between the adviser and each Fund will be available on form N-CSR posted on the Fund’s website (www.saturna.com/ resources/literature) and covering the six months ended November 30, published each January.

Each of the Income Fund, Growth Fund, and Developing World Fund may invest up to 20% of its total net assets in its wholly-owned Subsidiary for the purpose of investing its cash positions. The Participation Fund may invest up to 25% of its total net assets in its Subsidiary. Each Subsidiary has entered into a separate investment advisory agreement with Saturna Capital Corporation. Under this agreement, Saturna Capital Corporation provides the Subsidiary with the same type of investment advisory services on substantially the same terms as Saturna Capital Corporation provides advisory services to the Funds. Each Fund (not the Subsidiary) pays Saturna Capital Corporation an advisory fee as described above.

Each Subsidiary also has entered into an agreement with the Funds’ service providers for the provision of administrative, accounting, transfer agency, and custody services. Each Subsidiary will bear the expenses associated with these services, which are not expected to be material in relation to the value of the Funds’ assets. It is also anticipated that the Funds’ own expenses will be reduced to some extent as a result of the payment of such expenses at the Subsidiary level. Therefore, it is expected that the Funds’ investment in their respective Subsidiaries will not result in the Funds paying duplicative fees for similar services provided to the Funds or their respective Subsidiaries.

Mr. Scott F. Klimo CFA®, is the chief investment officer at the adviser. Since April 2020, Mr. Klimo has been primarily responsible for the day-to-day management of the Growth Fund’s portfolio. From 2012 until April 2020, he was a deputy portfolio manager of the Growth Fund. From 2012 until September of 2025, he was a deputy portfolio manager of the Income Fund. Since April 2020, he has been a deputy portfolio manager of the Developing World Fund and served as portfolio manager of the Developing World Fund from 2014 to 2020.

Mr. Monem A. Salam MBA is executive vice president, a director, and a global portfolio manager for the adviser. Since April 2020, Mr. Salam has been primarily responsible for the day-to-day management of the Income and Developing World Funds’ portfolios. From July 2018 until April 2020, and previously from 2008 to 2012, he was a deputy portfolio manager for the Income Fund. From 2017 until April 2020, was a deputy portfolio manager of the Developing World Fund. Since July 2018, and previously from 2008 to 2012, he has been a deputy portfolio manager for the Growth Fund. From 2012 to 2018, Mr. Salam was president and portfolio manager for Saturna Sdn. Bhd., Saturna Capital Corporation’s wholly-owned Malaysian subsidiary.

Mr. Daniel Y. Kim, CFA®, is director of research and portfolio manager for the advisor. Since September 2025, Mr. Kim has been a deputy portfolio for the Income Fund. Previous to Saturna, Mr. Kim served as chief investment officer, chief executive officer, and portfolio manager at Blackcrane Capital, LLC and as investment analyst and partner at Mastholm Asset Management, LLC.

Mr. Bryce R. Fegley CFA®, is a senior investment analyst and portfolio manager for the adviser. Since April 2020, Mr. Fegley has been a deputy portfolio for the Income Fund. For Saturna Capital he has worked in brokerage, investment research, and its Malaysian investment advisory subsidiary.

Mr. Levi Stewart Zurbrugg MBA, CFA®, CPA®, is a senior investment analyst and portfolio manager for the adviser. Since April 2020, he has been a deputy portfolio manager for the Developing World Fund. From 2014 to 2017, Mr. Zurbrugg served as a sector analyst for Sustainability Accounting Standards Board.

Mr. Patrick Drum MBA, CFA®, CFP®, is a portfolio manager and research analyst for the adviser. Since 2015, he has been primarily responsible for the day-to-day management of the Participation Fund’s portfolio. From 2007 to 2014, Mr. Drum was a senior portfolio manager with the Arbor Group at UBS Financial Services specializing in the investment of non-US fixed-income portfolios employing an Sustainability screening process.

Ms. Elizabeth Alm CFA®, is a senior investment analyst and deputy portfolio manager for the adviser. Since 2019, she has been deputy portfolio manager of the Participation Fund. From 2007 to 2018, Ms. Alm was a senior research analyst with Wells Fargo Asset Management focusing on high-yield municipal bonds.

See the Statement of Additional Information for a discussion of their compensation, other accounts managed, and ownership of Amana Funds.

Fund Share Pricing

The Funds compute their daily share prices (net asset values) using market prices as of the close of trading on the New York Stock Exchange (generally 4 p.m. Eastern time). Fund shares are not priced on the days when New York Stock Exchange trading is closed (typically weekends and US national holidays). Securities traded on a national securities exchange and over-the-counter securities are valued at the last reported sale price on the valuation day. Securities for which there are no sales are valued at the latest bid price. Occasionally there may be days without a readily available market price for a security. When this occurs, a fair value for such security is determined in good faith under the direction of the Board of Trustees. The Board of Trustees has designated the adviser (Saturna Capital Corporation) as each Fund’s valuation designee to perform fair value functions in accordance with valuation policies and procedures adopted by the adviser, subject to the Board of Trustee’s oversight. Using fair value to price a security may result in a value different from the security’s most recent closing price and from the prices used by other mutual funds to calculate their share prices.

Foreign markets may close before the time as of which the share price is computed. Because of this, events occurring after the close of a foreign market and before the share price computation may have a material effect on foreign security prices. To account for this, the Funds use evaluations provided by an independent pricing service for many foreign securities, including sukuk. Such evaluations are based on the foreign securities’ most recent closing market prices as of 4 p.m. Eastern time and correlations with broad market indices, sector indices, equity index futures contracts, American Depositary Receipts, and other factors. Foreign securities may trade on weekends or other days when the Funds do not price their shares. As a result, the share price may change on days when you will not be able to purchase or redeem shares.

Each Fund computes the share price of each share class by dividing the net assets attributable to each share class by the outstanding shares of that class. Each share class represents an interest in the same investment portfolio. Each share class is identical in all respects except that each class bears its own class expenses, and each class has exclusive voting rights. As a result of the differences in the expenses borne by each share class the share price will vary among a Fund’s share classes.

The Participation Fund may invest up to 25% of its total assets in its Subsidiary. Each of the Income Fund, Growth Fund and Developing World Fund may invest up to 20% of its total assets in its Subsidiary for the purpose of investing its cash positions. Each Subsidiary offers to redeem all or a portion of its shares every Business Day. The value of each Subsidiary’s shares will fluctuate with the value of its portfolio investments. Each Subsidiary uses the same pricing and valuation methodologies described above to price its shares.

Additional information about portfolio security valuation, including foreign securities, is contained in the Funds’ Statement of Additional Information (SAI).

Purchase and Sale of Fund Shares

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT: To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means for you: When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. For most accounts, we will ask for a photocopy of your driver’s license or other identifying documents.

You may open an account by sending a completed application, a photocopy of a government-issued identity document, and a check made payable to the Fund of your choice. The initial minimum investment for Income, Growth, Developing World, and Participation Funds Investor Shares is $100. The Funds do not accept initial orders via telephone or unaccompanied by payment.

Institutional Shares are available for purchase with an initial minimum investment of $100,000 in a Fund. A broker-dealer or other financial intermediary that maintains an account with a Fund in the intermediary’s name as nominee for the benefit of the intermediary’s clients may aggregate client orders to meet the $100,000 initial minimum investment. In addition, Institutional Shares are available for purchase without any minimum initial investment by:

●	Qualified and non-qualified employer-sponsored retirement or benefit plans, including 401(k) plans, 457 plans, 403(b) plans, profit-sharing plans, and deferred compensation plans;

●	Qualified retirement or benefit plans, including IRA, ESA, and HSA plans serviced as trustee by Saturna Trust Company; and

●	Fee-based advisory programs (including mutual fund wrap programs) sponsored by financial intermediaries that provide bundled services for a fee.

The price applicable to purchases and redemptions of Fund shares is the price next computed after receipt of a purchase or redemption request in proper order. There are no sales charges or loads. The Funds may reject purchases for any reason, such as excessive trading. In addition, anti-money laundering regulations limit acceptance of third-party checks and money orders.

Shareowners may purchase additional shares of either class of shares at any time in minimum amounts of $25. Once an account is open, purchases can be made by check, by electronic funds transfer, or by wire. With prior authorization, purchase orders can be entered at www.saturna.com/resources/literature.

Shareowners may authorize the purchase or redemption of shares via electronic funds transfer (“EFT”) by completing the appropriate section of the application. The authorization must be received at least two weeks before EFT can be used. To use EFT to purchase or redeem shares, simply call 1-888-732-6262. Investors may also wire money to purchase shares, though the wiring bank typically charges a fee for this service. Please notify Saturna Capital Corporation when you are wiring money.

Each time shares are purchased or redeemed, a confirmation is mailed and/or emailed showing the details of the transaction as well as the current number and value of shares held. Share balances are computed in full and fractional shares, expressed to three decimal places.

Shareowners may request a redemption of all or part of their investment on any business day of the Funds. The Funds pay redemption proceeds in US dollars, and the amount per share received is the price next determined after receipt of a redemption request in proper order. The amount received depends on the value of the investments of that Fund on that day and may be more or less than the cost of the shares being redeemed.

If you are redeeming shares that you recently purchased by check, the Funds may delay sending your redemption proceeds until your check has cleared. This may take up to 15 calendar days after your check is received. If you are redeeming shares that you have recently purchased by EFT, those shares may be subject to a 60-day waiting period during which such shares may only be redeemed by EFT to the same bank account from which the funds were initially withdrawn. Such shares may not be redeemed online during the 60-day waiting period.

The Funds normally send redemption proceeds within one day; however, if the Funds reasonably believe that a cash redemption would negatively impact the operations of a Fund or that the shareowner may be engaged in market-timing or frequent trading, the Funds reserve the right to delay payment of the redemption proceeds for up to seven calendar days. The Fund’s investment team continually monitors portfolio liquidity and adjusts the Fund’s cash level based on market outlook, portfolio and investor transactions, and other relevant criteria. The Amana Funds do not buy or hold conventional bonds or other types of interest-bearing debt instruments and generally have higher levels of cash and liquidity than other mutual funds. Conversely, unlike many mutual funds, the Amana Funds do not maintain a bank line of credit that could be used to meet short-term liquidity needs. The Funds typically expect to meet redemption requests, under both normal and stressed market conditions, by redeeming cash and cash equivalent portfolio holdings and/or selling portfolio securities or other instruments. The Funds also reserve the right to redeem an investor’s shares in kind (i.e., providing investors with portfolio securities instead of cash), in whole or in part to meet redemption requests in both normal and stressed market conditions and other appropriate circumstances. The Funds may also use redemptions in kind for certain Fund shares held by ReFlow. A redemption in kind will consist of securities equal in market value to the Fund shares being redeemed, using the same valuation procedures that the Funds used to compute their net asset values. The Funds would redeem in kind when the Manager or the Board of Trustees determines that it is in the best interests of a Fund’s shareowners as a whole. There can be no assurance that the Fund will be able manage liquidity successfully in all market environments. Under stressed conditions, the Fund may not pay redemption proceeds in a timely fashion.

The Funds reserve the right to change the terms of purchasing shares and services offered.

There are several methods you may choose to redeem shares:

Written request

Write:	Amana Mutual Funds
Box N
Bellingham, WA 98227-0596
Or Fax:	360-734-0755

Telephone request

Call:	888-732-6262 or 360-734-9900

Unless Saturna is notified in advance that you do not want this privilege, you may redeem shares by telephone. For telephone requests, the Funds will endeavor to confirm that instructions are genuine. The caller must provide:

●	the name of the person making the request,

●	the name and address of the registered owner(s),

●	the account number,

●	the amount to be redeemed, and

●	the method for remittance of the proceeds.

Online

Visit:	www.saturna.com/resources/ literature

To initiate transactions online, shareowners must first complete an Online Access and E-Delivery form available on www.saturna.com/ resources/literature or by calling toll-free 1-800-728-8762. When accessing their account, users must provide their username and password, and possible security prompts.

You may choose one of the following options for the proceeds:

●	Redemption check (no minimum) sent to registered owner(s).

●	Federal funds wire ($5,000 minimum; requires written request).

●	Electronic Funds Transfers (no minimum) with proceeds transmitted to your bank account as designated by the EFT authorization on your application or banking authorization form. The transfer agent must receive the EFT authorization at least two weeks before EFT can be used.

●	Exchange (in at least the minimum established by the Fund being purchased) for shares of any other Fund for which Saturna Capital Corporation is the adviser. If the exchange is your initial investment into a Fund, the new account will automatically have the same registration as your original account. Exchanges are currently available via written and telephone requests.

Note: Signatures on written requests, such as payments directed to a third party, may need to be guaranteed by a national bank, trust company, or by a member of a national securities exchange.

Prevailing rates apply to federal funds wires and expedited courier service for redemption checks. Delivery times cannot be guaranteed by the Funds.

As the transfer agent, Saturna may also require a form of personal identification. Neither the transfer agent nor the Fund will be responsible for the results of transactions they reasonably believe genuine.

The shares and/or uncashed checks of redemptions, dividends, or distributions may be transferred to your state of residence if no activity occurs within your account during an “inactivity period” specified in your state’s laws.

The Amana Funds may restrain any account and suspend account services when: a Fund believes that there may exist a dispute between the registered or beneficial account owners; a Fund believes that a transaction may be fraudulent; in cases of abusive or threatening conduct or suspected illegal activity; or if a Fund is unable to verify the identity of the person(s) or entity opening an account or requesting a transaction.

Converting Shares

At no charge, you may convert one class of shares of a Fund directly to another class of shares of the same Fund, subject to the eligibility requirements and the fees and expenses of the share class of the Fund you convert into.

If you purchased shares directly from the Fund, you may initiate this process by writing to or calling the Fund. If you have purchased your shares through an intermediary, you should contact your intermediary to initiate this process. Your ability to conduct a share class conversion through an intermediary will depend on the share classes your intermediary makes available on the platform or program through which you own shares.

In addition, your intermediary may permit or require you to exchange your shares in a Fund into shares of a different class of the Fund if you elect to change the platform or program through which you own shares at the intermediary (e.g., advisory or retail brokerage), depending on the share classes your intermediary makes available on its platforms or platforms. The Fund share class you exchange into may have higher or lower fees than the share class you held. Contact your intermediary for more information.

Conversions will occur at the next available respective net asset values of the share classes. A conversion between share classes of the Fund is not normally a taxable event. You may only convert shares between accounts with identical registrations (i.e., the same names and addresses).

Distributions

Each Fund intends to distribute its net investment income and net realized capital gains, if any, to its shareowners. Distributions from net capital gains are paid at the end of December and May; income dividends are paid in December and May for the Income Fund and in December for the Growth Fund and Developing World Fund. The Participation Fund declares dividends daily and pays income distributions monthly. As a result of their investment strategies, the Growth Fund and Developing World Fund may not pay income dividends.

Dividends paid by each Fund with respect to each class of shares are calculated in the same manner and at the same time.

Both dividends and capital gains distributions are paid in additional full and fractional shares of the share class owned. At your option, you may receive dividends and/or capital gain distributions in cash. You are notified of each dividend and capital gain distribution when paid.

You may choose to have your dividends and/or capital gains sent directly to your bank account or a check issued for dividend or capital gain distributions of $10 or more. Dividends or capital gains in amounts less than $10 will be reinvested. If you do not indicate any choice on your application, your dividends will be reinvested.

Returned dividend checks and dividend checks that remain uncashed for six months will be automatically reinvested into your account and invested in additional shares of the Fund; future dividends in such accounts will continue to be reinvested until the shareowner is located or the account is closed.

Purchase and Sale of Fund Shares Through Financial Intermediaries

The Funds have authorized financial intermediaries (such as securities brokers or dealers, retirement plan record keepers, banks, and trust companies) to receive purchase, redemption, and exchange orders on behalf of the Funds. These authorized intermediaries may designate other intermediaries to receive such orders. A Fund will be deemed to have received a purchase, redemption, or exchange order when an authorized intermediary (or its designee) receives the transaction request in good order.

If you purchase shares through an intermediary, the transfer agent may not have your account information. If so, you must contact your intermediary to perform transactions. Investors should be aware that intermediaries might have policies different than the Funds’ policies regarding purchases, redemptions, or exchanges and these may be in addition to or in place of the Funds’ policies.

For more information about these restrictions and policies, please contact your broker, retirement plan administrator, or other intermediary.

When you buy shares through a financial intermediary, that intermediary may charge a transaction fee or commission which is not reflected in the expenses table or example. Purchases and redemptions of Fund shares will be made at the daily net asset value established by the Fund (before any commission).

Frequent Trading Policy

The Funds are intended for long-term investment and do not permit rapid trading. The Board of Trustees has adopted a Frequent Trading Policy that attempts to identify and limit rapid trading. Rapid trading may lead to higher portfolio turnover, which may negatively affect performance or increase costs, thereby adversely affecting other shareowners.

To the extent reasonably practicable, the Funds monitor trading in Fund shares in an effort to identify trading patterns that appear to indicate frequent purchases and redemptions that might violate the Frequent Trading Policy. If a Fund, the transfer agent, or a Fund’s manager, based on the information available, believes that it has identified a pattern of such trading (whether directly through the Fund, indirectly through an intermediary, or otherwise), it may, in its sole discretion, temporarily or permanently bar future purchases of shares of the Fund (or any other fund managed by the adviser) by the account holder, or any accounts under common control (such as those advised by an investment manager or any other type of asset allocator).

In making such a judgment, factors considered may include the size of the trades, the frequency and pattern of trades, the methods used to communicate orders, and other factors considered relevant.

Although this process involves judgments that are inherently subjective, the Funds seek to make decisions that are consistent with the interests of the Funds’ shareowners. The Funds reserve the right to refuse or revoke any purchase order for any reason the Fund, the transfer agent, or a Fund’s manager believes to be contrary to the Frequent Trading Policy.

The Funds often receive orders through financial intermediaries who trade Fund shares through omnibus accounts (i.e., a single account in which the transactions of individual shareowners are combined). When possible, the Funds obtain contractual agreements with intermediaries to enforce the Funds’ redemption policies, and rely on intermediaries to have reasonable procedures in place to detect and prevent market timing of Fund shares. The Funds cannot always identify all intermediaries, or detect or prevent trading that violates the Frequent Trading Policy through intermediaries or omnibus accounts. Some intermediaries trade shares of several funds and cannot always enforce a particular fund’s policies.

Tax Consequences

Dividends and capital gains distributions may be subject to income tax, whether they are paid in cash or reinvested in additional Fund shares, depending on the type of distribution, the type of your account, and your city, state, and country of tax residence. Income dividends paid by the Income, Growth, and Developing World Funds are normally eligible for the “qualified dividend income” tax rate.

Investors may realize a capital gain or loss on any redemption or exchange of Fund shares.

Shareowners receive quarterly statements. The year-end statement should be retained for tax accounting. As transfer agent, Saturna Capital Corporation keeps each account’s entire investment transaction history and helps shareowners maintain the tax records needed to determine reportable capital gains and losses as well as dividend income.

Each February, the Funds’ transfer agent reports to each shareowner (consolidated by US taxpayer identification number) and to the IRS the amount of each redemption transaction of the shareowner and the amount of dividends and capital gains distributions he or she received for the preceding calendar year. Capital gains a Fund distributes may be taxed at different rates, depending on the length of time the Fund held its investments on which the gains were realized.

Tax regulations require reporting cost basis information to you and the Internal Revenue Service on Form 1099-B. This information is reported using a cost basis method selected by you or, in the event no cost basis method was selected, our default method (FIFO - First In, First Out). Please note that the cost basis information reported to you may not always be the same as what you report on your tax return as different rules may apply. You should save your transaction records to make sure the information reported on your tax return is accurate.

To avoid being subject to federal backup withholding tax on dividends and other distributions, you must furnish your correct Social Security or other tax payer identification number when you open an account.

Distributions to shareowners who are not US tax payers may be subject to withholding tax unless an applicable tax treaty provides for a reduced rate or exemption. Capital gains distributions paid by the Funds are not subject to foreign withholding.

The Funds place no formal restrictions on portfolio turnover and the Funds’ investment adviser will buy or sell investments per its appraisal of the factors affecting each investment, such as its business, its industry, and the market. The Amana Income Fund and Amana Growth Fund have historically had low portfolio turnover, and their portfolio turnover is expected to be lower than that of comparable actively-managed equity funds. Each Fund’s portfolio manager seeks to minimize income taxes through a “buy and hold” strategy with low portfolio turnover, offsetting capital gains with losses, and selling highest cost tax lots first. A Fund’s portfolio investments may have a higher level of unrealized capital appreciation than if the Fund did not use these strategies. During periods of net redemptions, or when market conditions warrant, the portfolio manager may sell these investments, generating a higher level of capital gains distributions than would occur if the Fund had not used these low-turnover strategies.

Distribution Arrangements

The Funds have a distribution plan under Rule 12b-1 that allows each Fund to pay distribution and other costs for the sale of Investor Shares and services provided to shareowners. Under the plan, Investor Shares may pay up to 0.25% annually of their average daily net assets. Because these costs are paid out of Investor Share assets on an ongoing basis, over time these costs will increase the cost of your investment in Income Fund, Growth Fund, Developing World Fund, and Participation Fund Investor Shares and may cost you more than paying other types of sales charges. Institutional Shares do not pay 12b-1 fees.

Shares may be purchased and sold through intermediaries, such as broker-dealers and retirement plan administrators, having agreements with the Funds. These intermediaries may charge investors and/or require the adviser/distributor to the Funds to share revenues for their services. Any such payments are in addition to any distribution and service fees paid out of the Funds’ 12b-1 plan and could be characterized as “revenue sharing.” An intermediary’s receipt or expectation of receipt could influence an intermediary’s recommendation of the Funds. You should review your intermediary’s compensation practices. For more information, see the Funds’ Statement of Additional Information.

Financial Highlights

The tables on the following pages are provided to help you understand each Fund’s financial performance. The top section of each table reflects financial results for a single Fund share. The total returns represent the rate that an investor earned (or lost) on an investment in each Fund, assuming reinvestment of all dividends and other distributions and without regard to income taxes. Tait, Weller & Baker, LLP, the independent registered public accounting firm for the Funds, audited this information. Their report and each Fund’s financial statements are in the Trust’s Form N-CSR report (available free upon request from the Funds at www.amanafunds.com or by calling 1-888-732-6262).

Amana Income Fund: Financial Highlights

Investor Shares (AMANX)	Year ended May 31,
Selected data per share of outstanding capital stock throughout each year:	2025	2024	2023	2022	2021
Net asset value at beginning of year	$65.21	$57.31	$59.34	$61.52	$50.03
Income from investment operations
Net investment incomeA	0.46	0.53	0.59	0.59	0.58
Net gains on securities (both realized and unrealized)	4.47	10.49	1.91	0.37	14.53
Total from investment operations	4.93	11.02	2.50	0.96	15.11
Less distributions
Dividends (from net investment income)	(0.44)	(0.51)	(0.55)	(0.55)	(0.56)
Distributions (from capital gains)	(3.16)	(2.61)	(3.98)	(2.59)	(3.06)
Total distributions	(3.60)	(3.12)	(4.53)	(3.14)	(3.62)

Net asset value at end of year	$66.54	$65.21	$57.31	$59.34	$61.52
Total Return	7.77%	19.75%	4.35%	1.16%	30.87%
Ratios / supplemental data
Net assets ($000), end of year	$844,062	$839,814	$747,787	$746,534	$841,439
Ratio of expenses to average net assets
Before custodian fee credits	1.01%	1.01%	1.02%	1.01%	1.04%
After custodian fee credits	1.00%	1.00%	1.02%	1.01%	1.04%
Ratio of net investment income after custodian fee credits to average net assets	0.69%	0.86%	1.03%	0.94%	1.03%
Portfolio turnover rate	4%	10%	8%	5%	5%

Institutional Shares (AMINX)	Year ended May 31,
Selected data per share of outstanding capital stock throughout each year:	2025	2024	2023	2022	2021
Net asset value at beginning of year	$64.44	$56.69	$58.79	$61.04	$49.72
Income from investment operations
Net investment incomeA	0.62	0.67	0.72	0.74	0.71
Net gains on securities (both realized and unrealized)	4.40	10.38	1.90	0.37	14.42
Total from investment operations	5.02	11.05	2.62	1.11	15.13
Less distributions
Dividends (from net investment income)	(0.64)	(0.69)	(0.74)	(0.77)	(0.75)
Distributions (from capital gains)	(3.16)	(2.61)	(3.98)	(2.59)	(3.06)
Total distributions	(3.80)	(3.30)	(4.72)	(3.36)	(3.81)

Net asset value at end of year	$65.66	$64.44	$56.69	$58.79	$61.04
Total Return	8.02%	20.05%	4.61%	1.40%	31.14%
Ratios / supplemental data
Net assets ($000), end of year	$1,136,971	$1,018,700	$827,401	$788,724	$703,695
Ratio of expenses to average net assets
Before custodian fee credits	0.76%	0.76%	0.78%	0.77%	0.80%
After custodian fee credits	0.76%	0.76%	0.77%	0.77%	0.79%
Ratio of net investment income after custodian fee credits to average net assets	0.94%	1.11%	1.27%	1.19%	1.27%
Portfolio turnover rate	4%	10%	8%	5%	5%

A	Calculated using average shares outstanding

Amana Growth Fund: Financial Highlights

Investor Shares (AMAGX)	Year ended May 31,
Selected data per share of outstanding capital stock throughout each year:	2025	2024	2023	2022		2021
Net asset value at beginning of year	$78.08	$62.36	$60.47	$61.17		$45.39
Income from investment operations
Net investment incomeA	(0.01)	0.06	0.12	0.05		0.10
Net gains (losses) on securities (both realized and unrealized)	4.07	16.12	3.86	(0.37)		18.74
Total from investment operations	4.06	16.18	3.98	(0.32)		18.84
Less distributions
Dividends (from net investment income)	–	(0.11)	(0.10)	(0.05)		(0.13)
Distributions (from capital gains)	(3.14)	(0.35)	(1.99)	(0.33)		(2.93)
Total distributions	(3.14)	(0.46)	(2.09)	(0.38)		(3.06)

Net asset value at end of year	$79.00	$78.08	$62.36	$60.47		$61.17
Total Return	5.17%	26.03%	6.83%	(0.62)%		42.16%
Ratios / supplemental data
Net assets ($000), end of year	$2,506,581	$2,527,041	$1,865,385	$1,684,412		$1,735,349
Ratio of expenses to average net assets
Before custodian fee credits	0.86%	0.87%	0.91%	0.91%		0.96%
After custodian fee credits	0.86%	0.87%	0.91%	0.90%		0.96%
Ratio of net investment income after custodian fee credits to average net assets	(0.01)%	0.09%	0.21%	0.09%		0.19%
Portfolio turnover rate	3%	10%	6%	3	%B	3	%B

Institutional Shares (AMIGX)	Year ended May 31,
Selected data per share of outstanding capital stock throughout each year:	2025	2024	2023	2022		2021
Net asset value at beginning of year	$78.58	$62.71	$60.80	$61.50		$45.60
Income from investment operations
Net investment incomeA	0.19	0.23	0.27	0.22		0.24
Net gains (losses) on securities (both realized and unrealized)	4.09	16.23	3.88	(0.38)		18.84
Total from investment operations	4.28	16.46	4.15	(0.16)		19.08
Less distributions
Dividends (from net investment income)	(0.08)	(0.24)	(0.25)	(0.21)		(0.25)
Distributions (from capital gains)	(3.14)	(0.35)	(1.99)	(0.33)		(2.93)
Total distributions	(3.22)	(0.59)	(2.24)	(0.54)		(3.18)

Net asset value at end of year	$79.64	$78.58	$62.71	$60.80		$61.50
Total Return	5.42%	26.34%	7.09%	(0.40)%		42.53%
Ratios / supplemental data
Net assets ($000), end of year	$2,766,050	$2,698,132	$1,959,054	$1,489,810		$1,291,092
Ratio of expenses to average net assets
Before custodian fee credits	0.61%	0.62%	0.67%	0.64%		0.71%
After custodian fee credits	0.61%	0.62%	0.66%	0.64%		0.71%
Ratio of net investment income after custodian fee credits to average net assets	0.23%	0.33%	0.46%	0.32%		0.43%
Portfolio turnover rate	3%	10%	6%	3	%B	3	%B

A	Calculated using average shares outstanding

B	As restated to reflect the exclusion of redemptions in-kind, which reduced the percentage by 4% and 2% for the year ended May 31, 2022 and 2021, respectively.

Amana Developing World Fund: Financial Highlights

Investor Shares (AMDWX)	Year ended May 31,
Selected data per share of outstanding capital stock throughout each year:	2025	2024		2023	2022	2021
Net asset value at beginning of year	$13.29	$11.70		$11.85	$13.70	$9.67
Income from investment operations
Net investment incomeA	0.10	0.14		0.13	0.21	0.05
Net gains (losses) on securities (both realized and unrealized)	(0.26)	1.56		(0.17)	(1.90)	3.98
Total from investment operations	(0.16)	1.70		(0.04)	(1.69)	4.03
Less distributions
Dividends (from net investment income)	(0.08)	(0.11)		(0.08)	(0.16)	–
Distributions (from capital gains)	–	0.00	B	(0.03)	–	–
Total distributions	(0.08)	(0.11)		(0.11)	(0.16)	–

Net asset value at end of year	$13.05	$13.29		$11.70	$11.85	$13.70
Total Return	(1.24)%	14.65%		(0.25)%	(12.47)%	41.68%
Ratios / supplemental data
Net assets ($000), end of year	$38,650	$35,115		$29,446	$23,123	$22,553
Ratio of expenses to average net assets
Before custodian fee credits	1.20%	1.20%		1.22%	1.21%	1.20%
After custodian fee credits	1.13%	1.13%		1.15%	1.14%	1.14%
Ratio of net investment income after custodian fee credits to average net assets	0.76%	1.15%		1.11%	1.59%	0.44%
Portfolio turnover rate	9%	1%		6%	30%	3%

Institutional Shares (AMIDX)	Year ended May 31,
Selected data per share of outstanding capital stock throughout each year:	2025	2024		2023	2022	2021
Net asset value at beginning of year	$13.35	$11.74		$11.90	$13.77	$9.70
Income from investment operations
Net investment incomeA	0.13	0.17		0.15	0.24	0.08
Net gains (losses) on securities (both realized and unrealized)	(0.27)	1.57		(0.17)	(1.90)	3.99
Total from investment operations	(0.14)	1.74		(0.02)	(1.66)	4.07
Less distributions
Dividends (from net investment income)	(0.11)	(0.13)		(0.11)	(0.21)	–
Distributions (from capital gains)	–	0.00	B	(0.03)	–	–
Total distributions	(0.11)	(0.13)		(0.14)	(0.21)	–

Net asset value at end of year	$13.10	$13.35		$11.74	$11.90	$13.77
Total Return	(1.10)%	14.95%		(0.12)%	(12.24)%	41.96%
Ratios / supplemental data
Net assets ($000), end of year	$96,374	$90,720		$54,611	$46,715	$42,241
Ratio of expenses to average net assets
Before custodian fee credits	0.98%	0.98%		1.01%	0.99%	0.97%
After custodian fee credits	0.91%	0.90%		0.94%	0.92%	0.91%
Ratio of net investment income after custodian fee credits to average net assets	0.96%	1.36%		1.31%	1.80%	0.65%
Portfolio turnover rate	9%	1%		6%	30%	3%

A	Calculated using average shares outstanding
B	Amount is less than $0.01

Amana Participation Fund: Financial Highlights

Investor Shares (AMAPX)	Year ended May 31
Selected data per share of outstanding capital stock throughout each year:	2025A	2024A	2023A	2022A	2021A
Net asset value at beginning of period	$9.54	$9.64	$9.86	$10.42	$10.12
Income from investment operations
Net investment incomeB	0.35	0.31	0.21	0.18	0.19
Net gains (losses) on securities (both realized and unrealized)	0.17	(0.12)	(0.24)	(0.57)	0.30
Total from investment operations	0.52	0.19	(0.03)	(0.39)	0.49
Less distributions
Dividends (from net investment income)	(0.34)	(0.29)	(0.19)	(0.17)	(0.19)
Total distributions	(0.34)	(0.29)	(0.19)	(0.17)	(0.19)
Net asset value at end of period	$9.72	$9.54	$9.64	$9.86	$10.42
Total Return	5.44%	2.01%	(0.26)%	(3.83)%	4.90%
Ratios / supplemental data
Net assets ($000), end of year	$34,639	$28,756	$26,650	$24,722	$22,375
Ratio of expenses to average net assets
Before custodian fee credits	0.82%	0.83%	0.80%	0.80%	0.82%
After custodian fee credits	0.80%	0.80%	0.78%	0.78%	0.80%
Ratio of net investment income after to average net assets	3.56%	3.23%	2.11%	1.71%	1.86%
Portfolio turnover rate	22%	17%	48%	15%	19%

Institutional Shares (AMIPX)	Year ended May 31
Selected data per share of outstanding capital stock throughout each year:	2025A	2024A	2023A	2022A	2021A
Net asset value at beginning of period	$9.58	$9.68	$9.89	$10.45	$10.16
Income from investment operations
Net investment incomeB	0.37	0.33	0.23	0.20	0.22
Net gains (losses) on securities (both realized and unrealized)	0.17	(0.12)	(0.22)	(0.57)	0.29
Total from investment operations	0.54	0.21	0.01	(0.37)	0.51
Less distributions
Dividends (from net investment income)	(0.36)	(0.31)	(0.22)	(0.19)	(0.22)
Total distributions	(0.36)	(0.31)	(0.22)	(0.19)	(0.22)
Net asset value at end of period	$9.76	$9.58	$9.68	$9.89	$10.45
Total Return	5.68%	2.26%	0.09%	(3.58)%	5.04%
Ratios / supplemental data
Net assets ($000), end of year	$222,648	$170,697	$192,060	$187,032	$143,404
Ratio of expenses to average net assets
Before custodian fee credits	0.59%	0.58%	0.56%	0.56%	0.58%
After custodian fee credits	0.57%	0.56%	0.53%	0.54%	0.56%
Ratio of net investment income after to average net assets	3.79%	3.45%	2.34%	1.97%	2.10%
Portfolio turnover rate	22%	17%	48%	15%	19%

A	Consolidated
B	Calculated using average shares outstanding

This page has been left blank intentionally.

Additional information about each Fund’s investments and operations is available in the Funds' annual and semi-annual shareowner reports and in Form N-CSR. Each Fund’s annual report includes a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. In Form N-CSR, you will find each Fund’s annual and semi-annual financial statements. The Statement of Additional Information (SAI) contains more details, and is incorporated in this Prospectus by reference.

To obtain free copies of these documents and other information, such as the Funds’ financial statements, and to make shareowner inquiries, please contact us at:

Saturna Capital Corporation

1300 N. State St., Bellingham, WA 98225

1-800-728-8762 [1-800-SATURNA]

Amana Mutual Funds Trust

1-888-732-6262      www.amanafunds.com

Copies of the Statement of Additional Information and the annual and semi-annual reports, and other information such as the Funds’ financial statements, are also available on our website, www.amanafunds.com.

Reports and other information about the Trust are also available on the SEC’s EDGAR database (www.sec.gov) and copies may be obtained, upon payment of a duplicating fee, by e-mail request to publicinfo@sec.gov.

1300 N. State Street Bellingham, WA 98225-4730

Amana’s Investment Company Act file number is 811-04276.

PART B

STATEMENT OF ADDITIONAL INFORMATION

Amana Mutual Funds Trust

Income Fund		Growth Fund		Developing World Fund		Participation Fund
Investor	(AMANX)	Investor	(AMAGX)	Investor	(AMDWX)	Investor	(AMAPX)
Institutional	(AMINX)	Institutional	(AMIGX)	Institutional	(AMIDX)	Institutional	(AMIPX)

Statement of Additional Information

September 29, 2025

1300 N. State Street

Bellingham, Washington 98225

360-734-9900

888-732-6262

This Statement of Additional Information is not a Prospectus or Summary Prospectus. It provides additional information concerning the Trust, the Income Fund, the Growth Fund, the Developing World Fund, and the Participation Fund that is not included in the Prospectus or Summary Prospectuses. It should be read in conjunction with the Prospectus or Summary Prospectuses dated September 29, 2025.

The audited financial statements and Report of Independent Registered Public Accounting Firm in the Funds’ Form N-CSR report for the fiscal year ended May 31, 2025, and the Funds’ N-CSRS report dated November 30, 2024, are incorporated by reference and made part of this Statement of Additional Information. These reports are available at www.amanafunds.com.

You may obtain a Prospectus or Summary Prospectus dated September 29, 2025, and annual and semi-annual shareowner reports without charge by writing to the address shown above, calling toll-free to the number shown above, and at www.amanafunds.com.

2

Trust History

Amana Mutual Funds Trust (the “Trust”) was organized as a Delaware Statutory Trust on March 11, 2013, and is the successor to Amana Mutual Funds Trust, an Indiana Business Trust organized on July 26, 1984, pursuant to a reorganization on July 19, 2013. Each Fund is a series of the Trust and the successor to the corresponding series of the prior Trust. The Income Fund commenced operations on June 23, 1986. The Growth Fund began operations on February 3, 1994. The Developing World Fund began operations on September 28, 2009. Institutional Shares of the Income, Growth, and Developing World Fund were first offered on September 25, 2013. The Participation Fund, including its Investor and Institutional Shares, began operations September 28, 2015.

Fund Descriptions, Investments, and Risks

Classification

Amana Mutual Funds Trust is designed to meet the needs of various investors, and the particular needs of Muslims, by investing in accordance with Islamic principles. The Trust is open to any investor.

The Trust is technically known as an “open-end management investment company.” The Trust is a “series trust” that presently offers four separate funds for investors: the Income Fund, Growth Fund, Developing World Fund, and Participation Fund. The Income Fund, Growth Fund, and Developing World Fund operate as diversified funds and the Participation Fund operates as a non-diversified fund.

Investment Strategies and Risks

The Prospectuses and Summary Prospectuses describe the principal investment strategies of each Fund and principal risks of those strategies.

The Funds pursue these investment strategies by purchasing equity and sukuk securities, other Islamic finance instruments, and covered option writing. The Funds may not purchase preferred stocks.

In accordance with Islamic principles, the Funds shall not purchase conventional bonds, debentures, or other interest-paying obligations of indebtedness.

The Funds may use income-producing investments to the extent the Board of Trustees and Saturna’s Islamic consultants agree that those investments are consistent with Islamic principles. Short-term investments are securities that mature or have a remaining maturity of 12 months or less from the date of purchase. Most ordinary mutual funds use a variety of interest-paying investments for short-term needs. Because the Funds may not receive interest from their investments, the Funds cannot use them. A limited amount of Islamic income-producing investments that do not pay interest are available. The Funds may invest in them when such opportunities are suitable for the Funds.

Saturna Capital Corporation, the Funds’ investment adviser (“Saturna” or “adviser”) selects investments that to its knowledge do not violate the requirements of the Islamic faith at the time of investment, based on its own security selection policies and compliance procedures. The adviser engages Amanie Advisors Sdn Bhd, a leading consultant specializing in Islamic finance, who reviews, and consults on, the investment adviser’s compliance policies and procedures so that the investment adviser can ensure that the Funds’ investments meet the requirements of the Islamic faith.

The Income, Growth, and Developing World Funds may participate in the ReFlow, LLC (“ReFlow”) liquidity program, which is designed to provide a liquidity source for mutual funds experiencing net redemptions of their shares. In order to pay cash to shareowners who redeem their shares on a given day, a Fund typically must hold cash in its portfolio or liquidate portfolio securities, which imposes certain costs on a Fund. ReFlow provides participating mutual funds with another source of cash by standing ready to purchase shares from a Fund equal to the amount of the Fund’s net redemptions on a given day. In return for this service, the Fund will pay a fee to ReFlow at a rate determined by a daily “Dutch auction” with other participating mutual funds seeking liquidity that day. The costs to a Fund for participating in ReFlow are expected to be influenced by and comparable to the cost of other sources of liquidity, such as the costs of selling portfolio securities to meet redemptions.

ReFlow’s purchases of Fund shares through the liquidity program are made on an investment-blind basis without regard to the Fund’s objective, policies, or anticipated performance. In accordance with federal securities laws, ReFlow is prohibited from acquiring more than 3% of the outstanding voting securities of a Fund. While ReFlow holds Fund shares, it will have the same rights and privileges with respect to those shares as any other shareowner. ReFlow will periodically redeem its entire share position in the Fund (when the Fund experiences net sales, at the end of a maximum holding period determined by ReFlow - currently 8 days - or at other times at ReFlow’s discretion) and request that such redemption be met in kind in accordance with the Fund’s in-kind redemption policies described under Purchase and Sale of Fund Shares in the Prospectus. Investments in a Fund by ReFlow in connection with the ReFlow liquidity program are not subject to the Funds’ Frequent Trading Policy.

3

Fund Policies

The objectives of the Income Fund are current income and preservation of capital, consistent with Islamic principles; current income is its primary objective. The objective of the Growth Fund is long-term capital growth, consistent with Islamic principles. The objective of the Developing World Fund is long-term capital growth, consistent with Islamic principles. The objectives of the Participation Fund are capital preservation and current income, consistent with Islamic principles; capital preservation is its primary objective. In addition to the following fundamental policies, the Board of Trustees has instructed that investments not be made in preferred stocks and that the Funds should favor no-debt and low-debt companies. In accordance with Islamic principles, the Funds shall not make any investments that pay interest. These investment objectives, and the policies that follow, are fundamental policies and cannot be changed without approval by vote of a majority of the outstanding shares of the Fund. Other restrictions in the form of operating policies are subject to change by the Trust’s Board without shareowner approval.

Senior Securities

Each Fund shall not issue senior securities.

Borrowing

Each Fund shall not borrow money, except for emergency purposes, including facilitation of heavy redemption requests, and then only in amounts not exceeding 10% of the then net liquidating value of the Fund’s assets. The Trust is authorized to mortgage or pledge assets of a Fund to the extent necessary to secure such temporary borrowings.

Underwriting

Each Fund shall not act as an underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 (the 1933 Act), in connection with the purchase and sale of portfolio securities.

Industry Concentration

Each Fund, other than the Participation Fund, shall not concentrate its investments in any particular industry, and no investment shall be made if such investment at the time made would cause more than 25% of the total assets of the Fund, taken at market value or fair value as determined by the Trustees, to be invested in securities of issuers in any one industry. This restriction does not apply to the Participation Fund.

The Participation Fund may concentrate its investments within the financial services industry and real estate sector.

Real Estate and Commodities

Each Fund shall not engage in the purchase or sale of real estate, commodities, or commodity contracts except as may be acquired by the Fund in connection with a merger, consolidation, reorganization, or in satisfaction of a debt.

Loans

Each Fund shall not make loans, except that a Fund may, subject to applicable restrictions imposed by law, make loans of portfolio securities to brokers or dealers in corporate or governmental securities, banks, or other recognized institutional borrowers of securities against no less than 100% cash or equivalent collateral if immediately thereafter the aggregate market value of securities loaned shall not exceed 33% of the market value of its total assets.

Diversification

With respect to 75% of its total assets, each Fund, other than the Participation Fund, shall not: (1) purchase more than 10% of the outstanding securities of any one issuer; or (2) purchase securities of any issuer if, as a result, more than 5% of the Fund’s total assets would be invested in that issuer’s securities. This limitation does not apply to obligations of the US government or its agencies or instrumentalities. This restriction does not apply to the Participation Fund.

Options

Each Fund shall not purchase or sell options, except that a Fund may sell covered call options and purchase call options for the purpose of terminating call options previously sold.

Short Sales

Each Fund shall not make short sales of securities or maintain a short position, unless at all times when a short position is open, the Fund owns an equal amount of such securities or owns securities which, without the payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short.

Temporary Defensive Position

The Funds may use short-term income-producing investments to the extent the Board of Trustees and Saturna’s Islamic consultants agree that those investments are consistent with Islamic principles. Short-term investments that meet Islamic and mutual fund requirements are currently limited in the United States.

During uncertain or adverse market or economic conditions, or the unavailability of attractive investment opportunities, a Fund may adopt a temporary defensive position. The Funds cannot invest in interest-paying instruments frequently used by other mutual funds for this purpose. When markets are unattractive, the adviser chooses between continuing to follow the Funds’ investment policies or converting securities to cash or cash equivalents for temporary, defensive purposes. These holdings will be non-interest bearing and may, in whole or in part, not be insured by the Federal Deposit Insurance Corporation (FDIC). Taking a temporary defensive position may adversely impact achievement of the Funds’ investment objectives. This choice is based on the adviser’s evaluation of market conditions and a Fund’s portfolio holdings. In the event a Fund takes such a position, it may not be able to achieve its investment objective.

Cayman Island Subsidiary

Each of the Income Fund, Growth Fund, and Developing World Fund may invest up to 20% of its total net assets in its own wholly-owned Subsidiary (each, a "Subsidiary") for the purpose of gaining exposure to Islamic income-producing investments (murabaha and wakala) for its cash positions. The Participation Fund may invest up to 25% of its total net assets in its Subsidiary, as measured at the end of the quarter of its taxable year. Each Subsidiary is organized under the laws of the Cayman Islands, the registered offices of which is located at Solomon Harris, 53 Market Street, Unit 3211, Camana Bay, PO Box 1990, Grand Cayman KY1-1104, Cayman Islands. Each Fund will be the sole shareholder of its respective Subsidiary, and does not expect shares of its Subsidiary to be offered or sold to other investors. The Internal Revenue Code of 1986, as amended (the "Internal Revenue Code") limits the amount that a Fund can invest in its respective Subsidiary to 25% of the value of its total assets (ignoring any subsequent market appreciation in the Subsidiary's value), as measured at the end of each quarter of its taxable year. Each of the Income, Growth and Developing World Fund further limits its investment in its respective subsidiary to 20% of the value of its total net assets.

4

To the extent applicable, each Subsidiary is otherwise subject to the same fundamental and non-fundamental investment restrictions as the respective Fund and, in particular, to the same requirements relating to liquidity, and the timing and method of valuation of portfolio investments and Fund shares. (Accordingly, references in this SAI to a Fund may also include its Subsidiary.) By investing in its Subsidiary, each Fund may be considered to be investing indirectly in the same investments as its Subsidiary and is indirectly exposed to the risks associated with those investments.

Each Fund’s Subsidiary is not registered with the SEC as an investment company under the 1940 Act and is not subject to the investor protections of the 1940 Act. As an investor in its Subsidiary, a Fund will not have the same protections offered to shareholders of registered investment companies. However, because each Subsidiary is wholly-owned and controlled by the corresponding Fund and the Funds are managed by Saturna Capital Corporation, it is unlikely that a Subsidiary will take action in any manner contrary to the interest of the corresponding Fund or its shareholders. Because each Subsidiary has the same investment objective and, to the extent applicable, will comply with the same investment policies as the corresponding Fund, Saturna Capital Corporation manages each Subsidiary’s portfolio in a manner similar to that of the corresponding Fund.

Each Subsidiary has a board of directors that oversees its activities. Each Subsidiary has entered into a separate investment advisory agreement with Saturna Capital Corporation and each corresponding Fund pays Saturna a fee for its services. Each Subsidiary also has entered into agreements with the Funds’ service providers for the provision of administrative, accounting, transfer agency, and custody services.

Each Fund and its corresponding wholly-owned Subsidiary may not be able to operate as described in the Prospectus and this SAI in the event of changes to the laws of the United States or the Cayman Islands. If the laws of the Cayman Islands required the a Subsidiary to pay taxes to a governmental authority, the corresponding Fund would be likely to suffer decreased returns.

Portfolio Turnover

The Trust places no formal restrictions on portfolio turnover and will buy or sell investments accounting to the adviser’s appraisal of the factors affecting the market and the economy. Excessive portfolio turnover may be considered gambling by Islamic investors. The portfolio turnover rates for the most recent three fiscal years ended May 31 were:

Portfolio Turnover
	2025	2024	2023
Amana Income Fund	4%	10%	8%
Amana Growth Fund	3%	10%	6%
Amana Developing World Fund	9%	1%	6%
Amana Participation Fund	22%	17%	48%

The Trustees have adopted a policy that seeks to minimize potential current income taxes paid by shareowners, with includes: (1) infrequent trading, (2) offsetting capital gains with losses, and (3) selling highest cost tax lots first.

Disclosure of Portfolio Holdings

The Amana Mutual Funds Trust has adopted a portfolio holdings disclosure policy governing the disclosure of the Funds’ portfolio holdings. In accordance with this policy, the Funds may provide portfolio holdings information to third parties no earlier than the time a report is filed with the SEC that is required to contain such information or one day after the information is posted on the Funds’ publicly accessible website, www.amanafunds.com. A list of portfolio holdings is generally made available on the Funds’ website within 10 business days after each month-end. Additionally, the Funds publish on the website a list of their Top 10 Holdings as of the end of each calendar quarter, within 10 business days after the end of the quarter for which the information is current.

The Funds may disclose portfolio holdings information that has not been included in a filing with the SEC or posted on the Funds’ website (i.e., non-public portfolio holdings information) only if there is a legitimate business purpose for doing so and if the recipient is required, either by explicit agreement or by virtue of the recipient’s duties to the Funds as an agent or service provider, to maintain the confidentiality of the information and to not use the information in an improper manner (e.g., personal trading). The Funds may disclose on an ongoing basis such non-public portfolio holdings information in the normal course of their investment and administrative operations to various service providers, including the adviser, independent registered public accounting firm, custodian, financial printer, and to the legal counsel for the Funds’ trustees. The adviser may disclose daily non-public portfolio holdings information on a next-day basis to service providers to enable the adviser to perform statistical analysis using those service providers’ systems and software programs. The adviser may also provide certain non-public portfolio holdings information to broker-dealers from time to time in connection with the purchase or sale of securities. In providing this information, reasonable precautions are taken in an effort to avoid potential misuse of the disclosed information, including limitations on the scope of the portfolio holdings information disclosed, when appropriate.

5

Non-public portfolio holdings information may be provided to other persons if approved by the adviser’s president or designee upon a determination that there is a legitimate business purpose for doing so, the disclosure is consistent with the interests of the Funds, and the recipient is obligated to maintain the confidentiality of the information and not misuse it.

Neither the adviser, the Funds, nor any affiliated or non-affiliated party shall receive any compensation or other consideration in connection with the disclosure of portfolio holdings.

In view of these Fund policies, it is unlikely that a conflict of interest between the interests of the Funds, the adviser, or any affiliated person of the Funds may arise. However, should the adviser’s president become aware that a potential conflict of interest may exist in connection with authorized portfolio disclosures, she will promptly consult with the chairman of the Trust’s Board of Trustees with regard to action to be taken. For further information about conflicts of interest, see Portfolio Managers.

Proxy Voting Policies

The proxy voting guidelines summarize Saturna Capital Corporation’s positions and give a general indication of how portfolio securities held in advisory accounts, such as the Funds, will be voted.

The guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies are varied, there may be instances when the adviser may not vote in strict adherence to these guidelines. We will evaluate the merits and intentions of all proposals, and will typically vote in favor of those proposals we determine to be constructive to the company, to the environment in which it operates, and to the best interest of its shareowners. We will typically oppose proposals we deem to be immaterial, nuisance proposals, or proposals that would entail significant costs in compliance with little associated benefit.

Regardless of the circumstances, the adviser will always attempt to vote in accordance with the Funds’ specific investment objectives and policies, which includes careful examination of environmental, social, and governance issues.

Saturna Capital Corporation’s investment professionals, as part of their ongoing review and analysis of all portfolio holdings, are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareowners. The research analyst assigned to the sector in which an issue falls is responsible for voting the associated proxies.

These guidelines are reviewed and approved annually by the Trustees. The research analyst will refer all issues where there could be a conflict of interest (e.g., a familial or business relationship with a company or management) or uncertainty regarding the merits of any management or shareowner proposal to Saturna’s Proxy Committee for discussion and adjudication. The Proxy Committee consists of the Chief Investment Officer, President, and Chief Legal Officer of Saturna Capital Corporation, as well as other relevant investment professionals who may participate from time to time.

Disclosure of the proxy voting record is a responsibility of the Trust’s secretary. The Funds’ voting record is filed on Form N-PX for each 12-month period ending June 30 and is available (1) without charge, upon request, by calling Saturna Capital Corporation toll-free at 1-800-728-8762; (2) on the Saturna website; and (3) on the SEC’s website at www.sec.gov.

Corporate Governance

We will generally vote FOR:

●	Proposals requesting disclosure of the company’s political contributions and policies governing political contributions.

●	Proposals requesting disclosure of the company’s lobbying expenditures and policies governing lobbying expenditures.

●	Proposals requesting disclosure of the company’s participation in drafting and/or supporting legislation (including the names of partnering organizations, if applicable).

●	Management’s recommendation for ratification of the auditor, except in the case where non-audit fees represent more than 30% of the total fees paid in the previous year.

Corporate Transactions

We will generally vote AGAINST:

●	Authorization to transact other, unidentified, substantive business at the meeting.

We will vote CASE BY CASE on:

●	Mergers and acquisitions, leveraged buyouts, spin-offs, re-incorporations, tax inversions, liquidations, and asset sales with regard to the impact on existing shareowners' and community stakeholders’ interests.

●	Proposals to amend a company’s charter or by-laws.

Director Elections

We will generally vote FOR:

●	Proposals that require a majority of independent Directors.

●	Proposals to separate the Chief Executive Officer and Chairman of the Board positions.

●	Proposals seeking to increase the independence and diversity of board nominating, audit, and compensation committees.

●	Establishment of reasonable retirement age for Directors.

●	Proposals that require Directors to own a minimum number of shares in the company.

We will generally vote AGAINST:

●	Directors who have attended less than 75% of Board meetings.

●	Management proposals that give management the ability to alter the size of the Board without shareowner approval.

●	Efforts to classify the Board or eliminate cumulative voting.

●	The election of Directors who serve on the compensation committee who also serve as CEO of any public company.

●	Proposals to elect Directors on a staggered schedule.
6

We will vote CASE BY CASE on:

●	Individual Directors, committee members, or on the entire board.

●	Directors who are incumbent members of the nominating committee if the Board, in our judgment, lacks diversity.

Takeover Defenses

We will generally vote FOR:

●	The elimination of dual class stock with unequal voting rights.

●	Proposals to put poison pills to a shareowner vote.

We will generally vote AGAINST:

●	Proposals to introduce dual-class shareholding structures or non-voting share classes.

●	Proposals to adopt anti-takeover defenses.

Capital Structure

We will generally vote FOR:

●	Proposals to effect stock splits.

●	Proposals authorizing share repurchase programs.

We will vote CASE BY CASE on:

●	Proposals to increase common stock.

Compensation

We will generally vote FOR:

●	Proposals to allow shareowners to vote on executive compensation.

●	Compensation programs that relate executive compensation to a company’s long-term performance.

●	Stock option plans unless they could result in significant dilution or have other provisions clearly not in the interest of existing shareholders.

We will vote CASE BY CASE on:

●	Executive and director compensation. We generally favor capital-related Key Performance Indicators (KPIs): return on capital expenditure (ROCE); return on investment capital (ROIC); economic value added (EVA) rather than accounting-related indicators (sales; earnings per share or EPS); and earnings before interest, taxes, depreciation and amortization (EBITDA).

Environment

We expect companies to be mindful of their environmental record and impact. We will vote in favor of proposals requesting that companies adopt the Ceres principles, and in favor of requests for corporate social responsibility or sustainability reports detailing a company’s environmental practices.

We will also generally vote in favor of any proposal that requests disclosure and/or improvement relating to the company’s approach to:

●	Addressing climate change.

●	Reducing waste.

●	Reducing greenhouse gas emissions.

●	Reducing other toxic emissions.

●	Taking responsibility for toxic cleanup.

●	Mitigating water-related risks.

●	Mitigating negative impact on biodiversity in the communities in which the company operates.

●	The use of harmful pesticides, antibiotics, genetically-engineered organisms, and other chemicals in food production.

●	Health and environmental hazards the company’s operations present to the communities in which it operates.

●	Sustainable business operations.

Social Responsibility

We will generally vote for any proposals that request disclosure and/ or improvement relating to the company’s approach to:

●	The representation of women and minorities in the workplace.

●	Equal employment opportunities and/or nondiscrimination policies.

●	Workplace codes of conduct, particularly practices related to employee health and safety.

●	Product-related safety issues, including product quality and recalls.

●	Animal welfare.
7

Management of the Trust

Board of Trustees

A Board of five Trustees oversees the Trust: Firas J. Al-Barzinji, Miles K. Davis, Ronald H. Fielding, Asma Y. Mirza, and Jane K. Carten. The Trustees establish policies as well as review and approve contracts and their continuance. The Trustees also elect the officers, authorize the payment of any dividend or capital gain distribution, and serve on committees of the Trust. Trustees serve for the lifetime of the Trust or until their retirement, death, resignation, removal, or non re-election by the shareowners. The Trustees annually appoint officers for one-year terms.

Management Information

Name, Address, and Age	Position(s) held with Trust; term of office and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in Saturna fund complex overseen by Trustee	Other directorships held by Trustee during past 5 years
Independent Trustees
Firas J. Al-Barzinji, JD, MBA[1] 1300 N. State Street Bellingham, WA 98225 Age: 42	Independent Chairman (since 2025); Independent Trustee (since 2022); Audit and Compliance Committee	General Counsel, Sterling Management Group, Inc. (management services); Director and Chief Compliance Officer of Sterling Advisory Services, Inc.	Four	None
Miles K. Davis, PhD[2] 1300 N. State Street Bellingham, WA 98225 Age: 66	Independent Trustee (since 2008); Audit and Compliance Committee; Governance, Nomination and Compensation Committee (Chairman)	Professor of Management at Shenandoah University School of Business; Former Chief Executive Officer and Vice Chancellor of Wigwe University; Former President, Linfield University.	Four	None
Ronald H. Fielding, MA, MBA, CFA® 1300 N. State Street Bellingham, WA 98225 Age: 76	Independent Trustee (since 2012); Audit and Compliance Committee (Chairman, Financial Expert)	Director, ICI Mutual Insurance Company.	Twelve	Saturna Investment Trust
Asma Y. Mirza, MBA 1300 N. State Street Bellingham, WA 98225 Age: 41	Independent Trustee (since 2025); Audit and Compliance Committee; Governance, Nominations and Compensation Committee	Chief Performance Officer, State of Maryland; Former Chief of Staff, White House COVID-19 Response Team; Former Deputy, White House Infrastructure Implementation Team; Former Special Assistant, President of the United States; Former Engagement Manager, McKinsey & Company.	Four	None
Interested Trustee
Jane K. Carten, MBA[3] 1300 N. State Street Bellingham, WA 98225 Age: 50	President and Interested Trustee (Since 2025); Governance, Nominations and Compensation Committee	Chairman, Director, CEO, and President, Saturna Capital Corporation; Chairman, Director and Vice President, Saturna Trust Company; Chairman, Director, and President, Saturna Brokerage Services; Chairman, Saturna Sendirian Berhad.	Twelve	Saturna Investment Trust

8

Officers Who Are Not Trustees

Name, Address, and Age	Position(s) held with Trust (length of time served); and term of office	Principal occupation(s) during past 5 years
Officers Who Are Not Trustees
Monem A. Salam, MBA[3] 1300 N. State Street Bellingham, WA 98225 Age: 53	Vice President (Since 2025)	Director, Executive Vice President, and Portfolio Manager, Saturna Capital Corporation; Director, Saturna Sendirian Berhad.
Christopher R. Fankhauser[4] 1300 N. State Street Bellingham, WA 98225 Age: 53	Treasurer (since 2002)	Chief Operations Officer and Director, Saturna Capital Corporation; Vice President and Chief Operations Officer, Saturna Brokerage Services; Vice President, Director, and Chief Operations Officer, Saturna Trust Company
Michael E. Lewis[4] 1300 N. State Street Bellingham, WA 98225 Age: 64	Chief Compliance Officer (since 2012)	Chief Compliance Officer, Saturna Capital, Saturna Trust Company, and Affiliated Funds
Jacob A. Stewart[4] 1300 N. State Street Bellingham, WA 98225 Age: 45	Anti-Money Laundering Officer (since 2015)	Anti-Money Laundering Officer, Saturna Capital Corporation, Saturna Brokerage Services Chief Compliance Officer, Saturna Brokerage Services Bank Secrecy Act Officer, Saturna Trust Company
Elliot S. Cohen[4] 1300 N. State Street Bellingham, WA 98225 Age: 61	Secretary (since 2022)	Chief Legal Officer, Saturna Capital Corporation; Former Associate General Counsel for Russell Investments

As of December 31, 2024, no Independent Trustee (or any of his immediate family members) owned beneficially or of record securities of the adviser or the Trust’s principal underwriter, or any person (other than a registered investment company) directly or indirectly, controlling, controlled by, or under common control with the adviser or principal underwriter.

[1]	Mr. Al-Barzinji is Director and Chief Compliance Office of Sterling Advisory Services, Inc., the investment adviser to two private investment funds that are sub-advised by Saturna Capital Corporation, and which pay an investment sub-advisory fee to Saturna Capital Corporation.
[2]	Saturna Capital Corporation has committed to make a charitable donation to the School of Business at Linfield University to support education programming in sustainable investing. Saturna Capital has committed to make a donation of $125,000 over five years, in the amount of $25,000 a year, beginning on September 30, 2021. Dr. Miles Davis formerly served as President of Linfield University.
[3]	Ms. Carten is an “interested person” of the Trust as an officer of the adviser. Ms. Carten was elected trustee on February 14, 2025 and seated on May 31, 2025.
[4]	Mr. Fankhauser, Mr. Lewis, Mr. Stewart, and Mr. Cohen are “interested persons” of the Trust as employees of the adviser. Mr. Fankhauser, Mr. Lewis, Mr. Stewart, and Mr. Cohen hold the same positions with Saturna Investment Trust, which has nine fund portfolios and is also managed by Saturna Capital Corporation.
9

Management Ownership Information (as of December 31, 2024)

Trustee/Officer	Dollar range of equity securities in Funds of Saturna fund complex	Aggregate dollar range of equity securities in all Registered Investment Companies overseen by the Trustees in the Saturna fund complex
Firas J. Al-Barzinji	Amana Income Investor Shares: $50,001-$100,000	Over $100,000
Amana Growth Investor Shares: over $100,000
Amana Growth Institutional Shares: over $100,000
Amana Developing World Investor Shares: $10,001-$50,000
Amana Participation Investor Shares: $10,001-$50,000
Miles K. Davis	Amana Income Investor Shares: $10,001-$50,000	Over $100,000
Amana Income Institutional Shares: $10,001-$50,000
Amana Growth Investor Shares: $10,001-$50,000
Amana Growth Institutional Shares: $10,001-$50,000
Amana Developing World Investor Shares: $1-$10,000
Amana Participation Investor Shares: $10,001-$50,000
Ronald H. Fielding	Amana Income Institutional Shares: over $100,000	Over $100,000
Amana Growth Investor Shares: over $100,000
Saturna International Z Shares: over $100,000
Saturna Global High Income: over $100,000
Asma Y. Mirza	Amana Income Investor Shares: $1-$10,000	Over $100,000
Amana Growth Investor Shares: $50,001-$100,000
Amana Growth Institutional Shares: over $100,000
Amana Developing World Investor Shares: $10,001-$50,000
Jane K. Carten	Amana Income Investor Shares: $1-$10,000	Over $100,000
Amana Income Institutional Shares: $10,001-$50,000
Amana Growth Investor Shares: $10,001-$50,000
Amana Growth Institutional Shares: over $100,000
Amana Developing World Investor Shares: $1-$10,000
Amana Developing World Institutional Shares: $1-$10,000
Amana Participation Institutional Shares: over $10,001-$50,000
Saturna Growth Investor Shares: $1-$10,000
Saturna Growth Z Shares: over $100,000
Saturna International Z Shares: $50,001-$100,000
Saturna Core: over $100,000
Saturna Global High Income: $10,001-$50,000
Saturna Bond Income: $10,001-$50,000
Saturna Sustainable Bond: $10,001-$50,000
Saturna Sustainable Equity: over $100,000

10

Leadership Structure and Board of Trustees

As part of its annual governance assessment, the Board reviews the collective and individual experience, qualifications, attributes, and skills of the Trustees. Attributes common to all Trustees are strong educational backgrounds, lifetimes of experience in business and finance, and the ability to effectively request, evaluate, and discuss information about the Trust with the adviser and other service providers to the Trust. The chairman of the Board and all other Trustees (except Ms. Carten) are independent of the adviser or other service providers, and fulfill the legal definition of Independent Trustee. They reside in diverse communities across the continent, and all have lived outside the United States.

The Board has concluded that its current leadership structure, in which the chairman of the Board is an Independent Trustee and not affiliated with the adviser, is appropriate and in the best interest of shareowners. In light of the services provided to the Trust daily by the adviser and the responsibilities of the adviser to the Trust, the Board believes it appropriate and in the best interest of shareowners to have a separate President who is an active adviser employee. In making the determination that each Trustee is qualified to serve, the Board considers a variety of criteria, including actual service, commitment, and participation of each Trustee during their tenure with the Trust. In addition to the information set forth in the Trustees table above and other relevant qualifications, the following are additional important qualifications of each Trustee:

Firas J. Al-Barzinji, JD, MBA, was added to the Board of Trustees in 2022. He is a Virginia-licensed attorney and serves as General Counsel to Sterling Management Group, Inc. (Herndon, VA), a consulting, venture capital, business management, and real estate investment firm. Mr. Al-Barzinji serves on the boards of several private companies and has worked in private equity since 2012. His main focus has been in agro-industrial and technology investments. Mr. Al-Barzinji also serves multiple charitable institutions through board or committee membership. Mr. Al-Barzinji’s degrees include a bachelor’s degree in English from Virginia Tech, a juris doctor from the George Mason University School of Law, and a master’s degree in business administration from the University of Virginia Darden School of Business. The Board feels Mr. Al-Barzinji’s legal experience, financial business background, volunteer service and board leadership make him an excellent board member.

Miles K. Davis, PhD, is a Professor of Management at Shenandoah University School of Business. Prior to his position with Shenandoah University he was the former Founding CEO and Vice Chancellor of Wigwe University (Isiokpo, Rivers State, Nigeria). Before assuming the role at Wigwe University Dr. Davis was President of Linfield University (McMinnville, OR). Dr. Davis is active in the microfinance movement, and lectures regularly in the US, Africa, and Europe. An authority on entrepreneurship, his work focuses on the areas of integrity, values, and principles within the business world. He is a former Dean and George Edward Durell Chair of Management, Harry F. Byrd, Jr. School of Business at Shenandoah University (Winchester, VA). Dr. Davis earned a bachelor’s degree in communications from Duquesne University, a master’s degree in human resource development from Bowie State University, and a doctorate in organizational behavior and management from The George Washington University. The Board feels Dr. Davis’ proven academic leadership skills, financial background, and experience make him an excellent board member.

Ronald H. Fielding, MA, MBA, CFA®, has worked in the mutual fund industry as a portfolio manager, owner, and senior officer of mutual fund advisers for over 35 years. He has served on the board of Investment Company Institute Mutual Insurance for over 20 years. He has taught courses in finance and economics, and serves on philanthropic and educational institution boards. Mr. Fielding has a bachelor’s degree in liberal arts from St. John’s College, plus master’s degrees in economics and business from the University of Rochester. The Board feels Mr. Fielding’s demonstrated mutual fund industry experience and background, and his volunteer service and leadership on many boards, including ICI Mutual Insurance and St. John’s College, make him an excellent board member.

Asma Y. Mirza, MBA, has spent her career solving big problems facing businesses and governments. Ms. Mirza is currently the Chief Performance Officer for the State of Maryland, where she focuses on the Governor’s priorities including co-lead for the economic response to protect workers and businesses related to the Francis Scott Key Bridge collapse in Baltimore. Ms. Mirza served as the Chief of Staff to the White House COVID-19 Response Team and as a Deputy at the White House Infrastructure Implementation Team & Special Assistant to the President. Prior to Ms. Mirza’s distinguished public service career, she was an Engagement Manager at McKinsey & Company. The Board believes Ms. Mirza’s demonstrated leadership and managerial experience, both in the private and the public sector, make her an excellent board member.

Jane K. Carten, MBA, graduated from Western Washington University with an MBA and undergraduate degree in Computer Science and Business. As Chairperson, Director, Chief Executive Officer, and President of Saturna Capital Corporation (the Funds’ investment adviser), Ms. Carten oversees Saturna’s daily operations and holds officer positions and directorships with certain Saturna Capital affiliates as noted previously. Ms. Carten is also the Chairman, Director, and Vice President of Saturna Trust Company and the Chairman, Director and President of Saturna Brokerage Services, Inc. (the Funds’ underwriter and distributor) Ms. Carten is active in the Bellingham Bay Rotary and is a member of the Young Presidents’ Organization. She is a founder of the nonprofit OpenAccess Internet Services and is a Bellingham Sister Cities member and contributor. The Board believes Ms. Carten’s demonstrated mutual fund industry experience and background, and her volunteer service and leadership on community boards, make her an excellent board member.

Board Role in Risk Oversight

The Board’s role in management of the Trust is oversight. Day-to-day management of the Trust, selection of Fund investments, administration services, and management of operational and portfolio risk are responsibilities of the adviser. Distribution services are the responsibility of Saturna Brokerage Services, Inc., a subsidiary of the adviser. The Board provides general supervision and risk oversight with respect to the operation of the Trust and the Funds, including through the following activities: receipt of reports from the adviser, distributor, and third parties; meetings of the whole board as well as its committees; independent experiences including shareowner contacts; and communications with board advisors such as auditors, legal counsel, compliance officers, and regulators. The chairman’s duties include developing the agenda for each Board meeting in consultation with management, presiding at each Board meeting, discussing Trust matters with management between Board meetings, and facilitating communication and coordination between the Trustees and management.

11

Committees

The Board has established two standing committees: the Audit and Compliance Committee and the Governance, Compensation, and Nominations Committee. The respective duties and current memberships of the standing committees are:

Audit and Compliance Committee. The Audit and Compliance Committee selects the independent registered public accounting firm, reviews all audit reports, and monitors compliance programs. Ronald H. Fielding (the Committee's Chair and Audit Committee Financial Expert), Miles K. Davis, Firas J. Al-Barzinji, and Asma Y. Mirza are the members of the Audit and Compliance Committee. During the fiscal year ended May 31, 2025, the Audit and Compliance Committee met once.

Governance, Compensation, and Nominations Committee. The Governance, Compensation, and Nominations Committee oversees the Board’s annual review of operations and structure, and recommends trustee compensation. Shareowners wishing to recommend nominees may do so by sending written information to Dr. Davis (Committee Chairman) at his address as given above. Miles K. Davis, Asma Y. Mirza and Jane K. Carten (an Interested Trustee) are the members of the Governance, Compensation, and Nominations Committee. With respect to the selection of nominees for Independent Trustees, Ms. Carten acts solely in an advisory capacity and does not vote. During the fiscal year ended May 31, 2025, the Governance, Compensation, and Nominations Committee met once.

Compensation

Saturna Capital Corporation, not the Trust, pays the salaries of officers of the Trust, except the Trust’s Chief Compliance Officer’s salary, for which the Trust may partially reimburse the adviser. The Trust pays the Independent Trustees $3,500 per quarter in arrears, $1,000 per board meeting attended (in person or by phone), $250 for each portfolio of the Trust, and reimbursement of travel expenses. The Trustees are also paid $250 for committee meetings attended. The Trust pays the Board chairman and each committee chairman an additional $500 per quarter in arrears. For the fiscal year ended May 31, 2025, the Trust paid $88,500 of compensation expenses. No pension or retirement benefits were incurred.

Code of Ethics

The Trust, its investment adviser Saturna Capital Corporation, and its principal underwriter Saturna Brokerage Services, have adopted a common Code of Ethics under Rule 17j-1 of the Investment Company Act and Rule 204A-1 of the Investment Advisers Act. The Code permits personnel subject to the Code (as defined in the Code) to invest in securities, including common stocks and mutual funds. To prevent conflicts of interest, the Code includes restrictions on investing in securities that may be purchased by the Funds. A copy of the Code is available without charge by contacting the Trust or the adviser, and is available on the Trust’s website.

Trustee Compensation for Fiscal Year ended May 31, 2025

Name of Person; Position	Aggregate Compensation from Trust	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust and Fund Complex Paid to Trustees
M. Yaqub Mirza; Trustee, Independent Chairman[1]	$23,500	$0	$0	$23,500
Miles K Davis; Trustee	$23,500	$0	$0	$23,500
Ronald H. Fielding; Trustee[2]	$21,250	$0	$0	$32,000
Firas J. Al-Barzinji, Trustee	$20,250	$0	$0	$20,250
Asma Y. Mirza; Trustee	$0	$0	$0	$0
Nicholas F. Kaiser; Trustee[1]	$0	$0	$0	$0
Jane K. Carten; Trustee	$0	$0	$0	$0
Michael Lewis; Chief Compliance Officer[3]	$125,000	$0	$0	n/a

[1]	Dr. M. Yaqub Mirza and Mr. Nicholas F. Kaiser retired from the Board effective June 2025.
[2]	Ronald H. Fielding serves as Trustee to the Saturna Investment Trust, to which Saturna Capital Corporation is adviser.
[3]	Michael E. Lewis also serves as Chief Compliance Officer to the Saturna Investment Trust, to which Saturna Capital Corporation is adviser, and to Saturna Trust Company. The Trustees have approved a portion of Mr. Lewis’ compensation be allocated to the Trust.
12

Control Persons and Principal Holders of Securities

Principal Holders of Securities

As of September 3, 2025, the principal holders of record (those with 5% or more of the outstanding shares) of securities of the following Funds were:

	Name and Address	Shares	Percentage
Amana Income Investor Shares	NFSC Omnibus Account for the Exclusive Benefit of our Customers 200 Liberty Street, New York, NY 10281	5,325,017	45.23%
	Charles Schwab & Co., Inc. Special Custody Account FBO Customers 101 Montgomery Street, San Francisco, CA 94104	2,220,982	18.86%
	Voya Retirement, Insurance and Annuity Company One Orange Way, Windsor, CT 06095	1,204,954	10.23%
Amana Income Institutional Shares	Vanguard Fiduciary Trust Company 400 Devon Park Drive, Wayne, PA 19087	2,137,317	11.95%
	NFSC Omnibus Account for the Exclusive Benefit of Our Customers 200 Liberty Street, New York, NY 10281	1,743,505	9.75%
	Charles Schwab & Co., Inc. Special Custody Account FBO Customers 101 Montgomery Street, San Francisco, CA 94104	994,924	5.56%
Amana Growth Investor Shares	NFSC Omnibus Account for the Exclusive Benefit of our Customers 200 Liberty Street, New York, NY 10281	13,381,768	45.61%
	Charles Schwab & Co., Inc. Special Custody Account FBO Customers 101 Montgomery Street San Francisco, CA 94104	6,733,879	22.95%
Amana Growth Institutional Shares	NFSC Omnibus Account for the Exclusive Benefit of our Customers 200 Liberty Street, New York, NY 10281	4,917,643	13.94%
	Charles Schwab & Co., Inc. Special Custody Account FBO Customers 101 Montgomery Street San Francisco, CA 94104	2,747,434	7.79%
Amana Developing World Investor Shares	NFSC Omnibus Account for the Exclusive Benefit of our Customers 200 Liberty Street, New York, NY 10281	939,772	31.11%
	Charles Schwab & Co., Inc. Special Custody Account FBO Customers 101 Montgomery Street San Francisco, CA 94104	652,354	21.59%
	Voya Institutional Trust Company One Orange Way, Windsor, CT 06095	446,738	14.79%
	Pershing LLC 1 Pershing Plaza, Jersey City, NJ 07399	167,363	5.54%
Amana Developing World Institutional Shares	American Enterprise Investments FBO #41999970 707 2nd Ave South, Minneapolis MN,55402	1,461,956	20.36%
	NFSC Omnibus Account for the Exclusive Benefit of our Customers 200 Liberty Street, New York, NY 10281	796,020	11.08%
	Charles Schwab & Co., Inc. Special Custody Account FBO Customers 101 Montgomery Street San Francisco, CA 94104	710,382	9.89%
	Charles Schwab & Co., Inc. Special Custody Account FBO Customers 101 Montgomery Street San Francisco, CA 94104	370,576	5.16%
Amana Participation Investor Shares	NFSC Omnibus Account for the Exclusive Benefit of our Customers 200 Liberty Street, New York, NY 10281	1,536,048	41.55%
	Charles Schwab & Co., Inc. Special Custody Account FBO Customers 101 Montgomery Street San Francisco, CA 94104	902,903	24.42%
Amana Participation Institutional Shares	Charles Schwab & Co., Inc. Special Custody Account FBO Customers 101 Montgomery Street San Francisco, CA 94104	4,811,829	19.27%
	Charles Schwab & Co., Inc. Special Custody Account FBO Customers 101 Montgomery Street San Francisco, CA 94104	4,550,508	18.23%
	NFSC Omnibus Account for the Exclusive Benefit of our Customers 200 Liberty Street, New York, NY 10281	3,407,186	13.65%
	SEI Private Trust Company Freedom Valley Drive, Oaks, PA 19456	1,603,142	6.42%

13

As of September 03, 2025, the trustees, officers, and their affiliates (including Saturna Capital Corporation) as a group, owned the following percentages of outstanding shares:

Trustees', officers', and affiliates' ownership
Income Fund Investor Shares (AMANX)	0.02%
Income Fund Institutional Shares (AMINX)	1.16%
Growth Fund Investor Shares (AMAGX)	0.01%
Growth Fund Institutional Shares (AMIGX)	0.46%
Developing World Fund Investor Shares (AMDWX)	0.10%
Developing World Fund Institutional Shares (AMIDX)	3.74%
Participation Fund Investor Shares (AMAPX)	0.09%
Participation Fund Institutional Shares (AMIPX)	2.42%

The Control Persons and Principal Holders of Securities tables show the only persons known to the Trust to be the owners of record or beneficial owners of more than 5% or more of any Fund.

14

Investment Advisory and Other Services

Investment Adviser and Administrator

Saturna Capital Corporation, 1300 N. State Street, Bellingham, Washington 98225 is the Investment Adviser and Administrator (the “adviser”) for the Trust. Saturna Capital Corporation is also the Trust’s transfer agent. Ms. Jane K. Carten, Director, CEO, and President of the adviser, through her ownership of 52% of its voting stock, is a control person of the adviser. The Nicholas Ferguson Kaiser Revocable Trust, though its ownership of 41% of the adviser's voting stock, is a control person of the adviser. Ms. Carten is also a trustee and president of the Amana Mutual Funds Trust. A discussion regarding the Trustees’ approval of the continuance of the Investment Advisory and Administrative Services Agreement is available in the Trust’s semi-annual report published every January.

Advisory Fee

Under their Investment Advisory and Administrative Services Agreement, effective December 1, 2020, the Amana Growth Fund, Amana Income Fund, and Amana Developing World Fund each pay the adviser an advisory and administration fee of 0.80% on the first $1 billion of a Fund’s average daily net assets, 0.65% on the next $1 billon, and 0.50% on assets over $2 billion. Under the Investment Advisory and Administrative Services Agreement for the Participation Fund, the Fund pays the adviser an advisory and administration fee of 0.50% annually of the average daily net assets. The adviser, at its own expense and without additional cost to the Funds, furnishes office space, office facilities and equipment, personnel (including executive officers), and clerical and bookkeeping services required to conduct the Funds’ business.

The Advisory and Administration Fees table shows amounts Saturna Capital Corporation was paid as the Funds’ investment adviser and administrator for the three most recent fiscal years ended May 31.

The Investment Advisory and Administrative Services Agreement also provide that in the event the total expenses of a Fund (excluding taxes, commissions, and extraordinary items) for any fiscal year exceed 2% of average daily net assets, the Fund shall be reimbursed for such excess. No reimbursements have been required.

The Investment Advisory and Administrative Services Agreement is renewable from year to year with respect to each Fund, so long as its continuance is approved at least annually (1) by the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (2) by the vote of a majority of the Trustees or by a majority vote of the outstanding shares of the Fund (as defined by the 1940 Act).

Under its respective Investment Advisory and Administrative Services Agreement, each Fund pays its own taxes, brokerage commissions, trustees’ fees, legal and auditing fees, insurance premiums, custodian fees, transfer agent fees, registrar and dividend disbursing agent fees, expenses incurred in complying with state and federal laws regulating the issue and sale of its shares, and mailing and printing costs for prospectuses, reports, and notices to shareowners.

Advisory and Administration Fees
	2025	2024
Amana Income Fund	$14,082,137	$12,682,266
Amana Growth Fund	$31,740,031	$27,063,118
Amana Developing World Fund	$1,056,119	$833,792
Amana Participation Fund	$1,102,087	$1,022,016

Advisory and Administration Fees
2023
Amana Income Fund	$11,376,612
Amana Growth Fund	$21,129,372
Amana Developing World Fund	$572,079
Amana Participation Fund	$1,061,544

Principal Underwriter

The adviser’s wholly-owned subsidiary, Saturna Brokerage Services, Inc., 1300 N. State Street, Bellingham, WA 98225, is a general securities brokerage firm and acts as distributor for the Trust.

Ms. Jane Carten, a trustee of the Trust, is Chairman, Director, CEO, President, and controlling shareowner of Saturna Capital Corporation; she is also Chairman, President, and a Director of Saturna Brokerage Services, Inc. and Chairman, Director, and a Vice President of Saturna Trust Company. The Nicholas Ferguson Kasier Revocable Trust is a controlling shareowner of Saturna Capital Corporation. Mr. Fankhauser, an officer of the Trust, is Chief Operations Officer and a Director of Saturna Capital Corporation; he is also Chief Operations Officer and a Vice President of Saturna Brokerage Services, Inc. and a Director, Chief Operations Officer, and Vice President of Saturna Trust company. All employees of the distributor are also employees of the adviser.

Shareowner Servicing

Under a separate service agreement, Saturna Capital Corporation also provides shareowner services as the transfer agent and dividend-paying agent for the Funds. As transfer agent, Saturna furnishes to each shareowner a confirmation after each transaction, a historical statement at the end of each year showing all transactions during the year, and Form 1099 and Form 1042 tax forms. Saturna also, on behalf of the Funds, responds to shareowners’ questions and correspondence. Furthermore, the transfer agent regularly furnishes the Funds with current shareowner lists and information necessary to keep the shares in balance with the Funds’ records. The transfer agent protects the privacy of shareowner information, but provides shareowner information to regulators and other parties with legal rights to such information, and to a mailing service, under a confidentiality agreement, to facilitate the distribution of shareowner reports. The transfer agent performs the mailing of all financial statements, notices, and prospectuses to shareowners. The transfer agent makes year-end zakah computations for shareowners requesting this service. Pursuant to the Transfer Agent Agreement, each Fund pays the transfer agent a monthly fee of $0.25 per active account with a minimum monthly fee of $833 for each Fund. Effective June 1, 2019, Saturna Capital waives its transfer agent fee for each Fund.

The Transfer Agent Fees table below shows the amounts Saturna Capital Corporation was paid as the Funds’ shareowner servicing and transfer agent for the three most recent fiscal years ended May 31.

15

Transfer Agent Fees
	2025	2024	2023
Amana Income Fund Institutional Shares	$0	$0	$0
Amana Income Fund Investor Shares	$0	$0	$0
Amana Growth Fund Institutional Shares	$0	$0	$0
Amana Growth Fund Investor Shares	$0	$0	$0
Amana Developing World Fund Institutional Shares	$0	$0	$0
Amana Developing World Fund Investor Shares	$0	$0	$0
Amana Participation Fund Institutional Shares	n/a	n/a	n/a
Amana Participation Fund Investor Shares	n/a	n/a	n/a

Saturna Trust Company, a wholly-owned subsidiary of Saturna Capital Corporation, is the Funds’ retirement plan custodian and, as such, is paid compensation for maintaining records of contributions, disbursements, and assets as required for IRAs and other IRS-qualified retirement accounts. Each class of shares of a Fund pays an annual fee of $10 per account for retirement plan services to Saturna Trust Company.

Retirement plans using Saturna Trust Company as the custodian, including IRAs, invest in Amana Institutional Shares (i.e., without 12b-1 plan expenses).

The Retirement Plan Custodian Fees table below shows the amounts Saturna Trust Company was paid as the Funds’ retirement plan custodian for the three most recent fiscal years ended May 31.

Retirement Plan Custodial Fees
	2025	2024	2023
Amana Income Fund Institutional Shares	$86,779	$55,360	$59,795
Amana Income Fund Investor Shares	$222	$287	$63
Amana Growth Fund Institutional Shares	$131,223	$86,123	$89,707
Amana Growth Fund Investor Shares	$343	$292	$112
Amana Developing World Fund Institutional Shares	$32,155	$17,625	$18,991
Amana Developing World Fund Investor Shares	$90	$173	$36
Amana Participation Fund Institutional Shares	$29,701	$11,414	$14,022
Amana Participation Fund Investor Shares	$259	$355	$63

Subsidiaries’ Service Providers

The Funds' respective Subsidiaries have entered into an agreement with the Trust’s service providers for the provision of administrative, accounting, transfer agency, and custody services. Each Subsidiary will bear the expenses associated with these services, which are not expected to be material in relation to the value of the Funds' assets. It is also anticipated that the Funds' own expenses will be reduced to some extent as a result of the payment of such expenses at the Subsidiary level. Therefore, it is expected that the Funds' investment in the Subsidiaries will not result in the Funds' paying duplicative fees for similar services provided to the Funds and the Subsidiaries.

Rule 12b-1 Plan

Effective July 19, 2013, the Trust entered into a distribution agreement with Saturna Brokerage Services, Inc. (the “distributor”), a broker-dealer registered under the Securities Exchange Act of 1934, pursuant to which the distributor acts as principal underwriter of Fund shares for sale to the public. Additionally, the Trust has adopted a Rule 12b-1 plan which provides for each Fund to reimburse the distributor monthly at a rate of up to 0.25% annually of that Fund’s average daily net assets applicable to Income Fund, Growth Fund, Developing World Fund, and Participation Fund Investor Shares to finance the distribution of those shares and to furnish services to owners of Investor Shares. The plan reimburses the distributor only for expenses incurred and does not compensate the distributor regardless of expenses. The Trust does not participate in any joint distribution activities with another investment company.

The Trustees, in seeking shareowner approval for the distribution plan, expected that it would help the adviser and distributor have the flexibility to direct their distribution activities in a manner consistent with prevailing market conditions by using, subject to regular Trustee approval, a portion of Trust assets to make payments to the distributor or third parties for marketing, distribution, and other services. They expected that to the extent the adviser and distributor have greater flexibility and resources under the plan, additional sales of Income Fund, Growth Fund, Developing World Fund, and Participation Fund Investor Shares may result, and that this has the potential to benefit the Funds by reducing the possibility that a Fund would experience net redemptions, which might require the liquidation of portfolio securities in amounts and at times that could be disadvantageous for investment purposes. There can be no assurance that these events will occur.

The 12b-1 Fees table below shows the amounts Saturna Brokerage Services was paid as the Funds’ underwriter under the distribution plan for the three most recent fiscal years ended May 31.

Institutional Shares do not pay the 12b-1 fee.

12b-1 Fees
	2025	2024	2023
Amana Income Fund Institutional Shares	n/a	n/a	n/a
Amana Income Fund Investor Shares	$2,136,301	$1,994,218	$1,817,671
Amana Growth Fund Institutional Shares	n/a	n/a	n/a
Amana Growth Fund Investor Shares	$6,496,444	$5,510,040	$4,225,979
Amana Developing World Fund Institutional Shares	n/a	n/a	n/a
Amana Developing World Fund Investor Shares	$94,554	$80,325	$59,778
Amana Participation Fund Institutional Shares	n/a	n/a	n/a
Amana Participation Fund Investor Shares	$76,701	$70,584	$63,507

No Trustee who is not an interested person of the Trust has direct or indirect financial interest in the operation of the plan or related agreements. While Saturna Brokerage Services is paid fees under the plan, there is no benefit to Saturna Capital Corporation or its employees, including Ms. Carten, as the amounts spent by Saturna Capital Corporation (described below) substantially exceed the 12b-1 fees received.

16

Under the distribution plan, the distributor has entered into dealer selling agreements with a large number of brokerage firms. These selling agreements do not compensate dealers for actual sales (the Amana Funds pay no sales commissions), only for assets they hold and service for their customers.

During the fiscal year ended May 31, 2025, the Funds reimbursed the distributor the following amounts allocated to the following principal activities:

Advertising:	$0
Printing and mailing of prospectuses to other than current shareowners:	$0
Compensation to underwriters:	$0
Compensation to broker-dealers:	$15,457,874

The adviser spent an additional $6,653,873 of its own resources to compensate broker-dealers. The adviser may pay such additional compensation, out of its own resources and not as an expense of the Funds, to brokers or other financial intermediaries, or their affiliates, in connection with the sale, distribution, retention, and/or servicing of Fund shares. To the extent that these resources are derived from advisory fees paid by Income Fund, Growth Fund, Developing World Fund, and Participation Fund Investor Shares, these payments could be considered “revenue sharing.” In some cases, these payments may create an incentive for the intermediary or its employees to recommend or sell shares of the Funds to you. If you have purchased shares of a Fund through an intermediary, please contact your intermediary to learn more about any payments it receives from the adviser and/or its affiliates, as well as fees and/or commissions the intermediary charges. You should also consult disclosures made by your intermediary at the time of purchase. Any such payments will not change the net asset value or the price of a Fund’s shares.

Custodian

The Funds’ custodian is UMB Bank, NA, 928 Grand Blvd, 5th Floor, Kansas City, Missouri 64155.

The custodian holds all securities and cash, settles all Fund portfolio securities transactions, receives (on behalf of the Funds) the money from sale of Fund shares, and on order of the Funds pays the authorized expenses of the Funds. When investors redeem Fund shares, the proceeds are paid to the shareowner from a Fund’s account at the custodian bank.

Independent Registered Public Accounting Firm

Tait, Weller and Baker LLP, 50 South 16th Street, Suite 2900, Philadelphia, PA 19102, is the independent registered public accounting firm for the Trust and the Funds. The accountants conduct an annual audit of the Funds as of May 31 each year. With pre-approval of the Trustees, they may provide related services such as preparing Fund tax returns.

17

Portfolio Managers

All Saturna Capital employees, including Elizabeth W. Alm, Patrick T. Drum, Bryce R. Fegley, Daniel Y. Kim, Scott F. Klimo, Monem A. Salam, Levi Stewart Zurbrugg, and other portfolio managers are paid an annual salary, as set by the board of Saturna Capital. The board also pays bonuses that are partly dependent on the profits of Saturna Capital and may also reflect the results of specific managed accounts or specific businesses of Saturna Capital. As owners of shares and/or stock options of Saturna Capital Corporation, Ms. Alm and Messrs. Drum, Fegley, Klimo, Salam, and Stewart Zurbrugg may benefit from any increase in its value per share that might result from its operations or profits. They may also receive dividends on shares of Saturna Capital. All Saturna Capital employees are eligible for a retirement plan, health care and other benefits, and a stock option plan. Stock options are annually awarded on the basis of years of service, and not individual performance. Mutual fund portfolio managers are paid a monthly bonus (which may be shared with other employees) when a Fund achieves an overall rating of 4 or 5 stars from Morningstar. The bonus is 1% of the adviser’s net monthly fee (which is based on both assets and performance) for a 4-star rating and 2% of the monthly fee for a 5-star rating.

Saturna Capital’s portfolio managers may manage multiple accounts, including mutual funds and separate accounts for individuals, investment partnerships, pension funds, and charities. Portfolio managers make investment decisions for each account based on the investment objectives, policies, practices, and other relevant investment considerations that the managers believe are applicable to that account. The management of multiple accounts may give rise to potential conflicts of interest when the accounts have similar or different objectives, benchmarks, time horizons, and fees because the portfolio manager must allocate his time and investment ideas across multiple accounts. Consequently, a manager may purchase (or sell) a security for one account and not for another. The adviser has adopted policies designed to fairly allocate securities purchased or sold on an aggregated basis. Transactions executed for one account may adversely affect the value of securities held by other accounts. Securities selected for some accounts may outperform the securities selected for others.

Portfolio Managers (as of May 31, 2025)

Portfolio Manager:	Trust portfolios served as primary manager (assets):	Other investment company portfolios served as primary manager (assets):	Other pooled investment vehicles served as primary manager (assets):	Other accounts (assets):
Elizabeth W. Alm	None	Saturna Bond Income Fund ($11,730,428) Saturna Short-Term Bond Fund ($13,984,402)	None	None
Patrick T. Drum	Amana Participation Fund ($257,286,300)	Saturna Sustainable Bond Fund ($43,535,137)	None	None
Bryce R. Fegley	None	Saturna Global High Income Fund ($11,087,347) Saturna Core Fund ($27,566,048)	None	Three ($18,010,653)
Scott F. Klimo	Amana Growth Fund ($5,272,630,589)	Saturna Growth Fund ($74,478,215)	None	None
Monem A. Salam	Amana Income Fund ($1,981,032,287) Amana Developing World Fund ($135,024,389)	None	None	Sixty-six ($174,715,364)
Daniel Y. Kim	None	Saturna International Fund ($71,837,247)	None	Thirty-one ($54,488,881)
Levi Stewart Zurbrugg	None	Saturna Core Fund ($27,566,048)	Four ($76,599,536)[1]	Eleven ($32,669,325)

[1]	Asset managed with a performance fee
18

Portfolio Manager Fund Ownership (as of May 31, 2025)

Dollar range of equity securities in Amana Mutual Funds Trust owned beneficially by Portfolio Managers

Elizabeth W. Alm	Amana Growth Fund Institutional Shares: $100,001-$500,000
Amana Participation Fund Institutional Shares $10,001-$50,000
Patrick T. Drum	Amana Growth Investor Shares: $1-$10,000
Amana Participation Fund Institutional Shares $1-$10,000
Bryce R. Fegley	Amana Income Investor Shares: $10,001-$50,000
Amana Growth Investor Shares: $1-$10,000
Amana Growth Institutional Shares: $100,001-$500,000
Amana Developing World Institutional Shares: $1-$10,000
Daniel Y. Kim	Amana Growth Investor Shares: $1-$10,000
Scott F. Klimo	Amana Income Institutional Shares: $100,001-$500,000
Amana Growth Institutional Shares: $100,001-$500,000
Monem A. Salam	Amana Income Institutional Shares: $500,001-$1,000,000
Amana Growth Institutional Shares: $500,001-$1,000,00
Amana Developing World Institutional Shares: $100,001-$500,000
Amana Participation Fund Institutional Shares $10,001-$50,000
Levi Stewart Zurbrugg	Amana Income Institutional Shares: $10,001-$50,000
Amana Growth Investor Shares: $1-$10,000
Amana Growth Institutional Shares: $10,001-$50,000
Amana Developing World Institutional Shares: $10,001-$50,000

Amana’s net monthly advisory fee is solely dependent on Fund assets. The net monthly fee from the Saturna Funds is 0.50% of average daily net assets.

Since all fund assets vary over time with performance and investors favor mutual funds with superior investment records, the portfolio manager’s bonus is a function of both performance and assets.

Three of the private pooled investment portfolios managed by Mr. Zurbrugg pay Saturna Capital Corporation as adviser a performance fee of 10% of the year’s increase in net asset value achieved from the previous highest year-end net asset value. There is no base fee and no performance fee in years when the net asset value is below the highest previous value. As portfolio manager, Mr. Zurbrugg normally receives a significant portion of any fee earned as a bonus.

A portfolio manager’s compensation plan may give rise to potential conflicts of interest. To reduce this risk, a mutual fund portfolio manager’s account performance bonus depends upon the Fund’s overall Morningstar™ rating, which derives from investment results over the last three, five, and 10 years. A manager’s compensation tends to increase with assets under management, which in turn may increase the value of Saturna Capital Corporation.

19

Brokerage Allocation

The placing of purchase and sale orders as well as the negotiation of commissions is performed by the Adviser, subject to the general oversight of the Board of Trustees. Although it is permitted to do so, the Adviser does not allocate brokerage to any broker in return for research or services.

The primary consideration in effecting securities transactions for the Trust is to obtain the best price and execution which in the judgment of the Adviser is attainable at the time and which would bring the best net overall economic result to a Fund. Factors taken into account in the selection of brokers include the price of the security, commissions paid on the transaction, the efficiency and cooperation with which the transaction is effected, the expediency of making settlement, and the financial strength and stability of the broker. The Adviser may negotiate commissions at a rate in excess of the amount another broker would have charged if it determines in good faith that the overall net economic result is favorable to the Fund and is not required to execute trades in “over-the-counter” securities with primary market-makers if similar terms are available elsewhere. The Adviser evaluates whether brokerage commissions are reasonable based upon available information about the general level of commissions paid by similar mutual funds for comparable services.

When consistent with best execution, brokerage may be directed to Saturna Brokerage Services, Inc., a wholly-owned subsidiary of the Adviser, which engages in a discount brokerage business. Saturna Brokerage Services currently executes portfolio transactions for the Trust for free (no commissions). Transactions effected through other brokers are subject to commissions payable to that broker.

The Commissions Paid To Saturna Brokerage Services table below contains the commissions each Fund paid Saturna Brokerage for each of the last three fiscal years ending November 30.

The Commissions Paid To Other Broker-Dealers table below contains the commissions each Fund paid to unaffiliated broker-dealers for each of the last three fiscal years ending November 30.

The Trustees receive reports on each Fund’s brokerage activity at each regular meeting. Meetings are held on a quarterly schedule.

Commissions Paid To Saturna Brokerage Services

	2025	2024	2023	% of 2025 aggregate brokerage commissions paid Saturna Brokerage	% of 2025 aggregate dollar amount of transactions involving the payment of commissions through Saturna Brokerage
Income Fund	$0	$0	$0	0%	0%
Growth Fund	$0	$0	$0	0%	0%
Developing World Fund	$0	$0	$0	0%	0%
Participation Fund	n/a	n/a	n/a	n/a	n/a

Commissions Paid To Other Broker-Dealers

	2025	2024	2023
Income Fund	$0	$0	$471
Growth Fund	$0	$1,000	$4,606
Developing World Fund	$10,540	$17,453	$35,869
Participation Fund	n/a	n/a	n/a

20

Capital Stock

The Amana Mutual Funds Trust is organized as a “series” investment company. Each Fund of the Trust is divided into classes, which are further divided into shares of beneficial interest. Those Funds and classes are named: Income Fund Investor, Income Fund Institutional, Growth Fund Investor, Growth Fund Institutional, Developing World Fund Investor, Developing World Fund Institutional, Participation Fund Investor, and Participation Fund Institutional. There are no restrictions on shareowners’ rights to freely retain or dispose of shares of any class. There are no material obligations or potential liabilities associated with owning a Fund’s shares except the investment risks described in the Funds’ prospectus and summary prospectuses, and in this statement of additional information in the section Fund Descriptions, Investments, and Risks on page 3. The shareowners of each separate Fund may look only to that Fund for dividends, income, capital gains or losses, redemption, liquidation, or termination. Each class of shares of a Fund will have (i) exclusive voting rights on any matter submitted to shareowners that relates solely to its arrangement and (ii) separate voting rights on any matter submitted to shareowners in which the interests of one class differ from the interest of any other class (however, the Participation Fund may impose a redemption fee). The voting rights of each class of shares can only be modified by a majority vote of that class. Shareowners may elect to convert eligible Investor Shares into corresponding Institutional Shares of the same series, provided that following the conversion the investor meets applicable eligibility requirements for the Institutional Shares. Any such conversion will occur at the next available respective net asset values of the share classes. There are no sinking fund provisions. The creditors and shareowners of each class of shares are limited to the assets of that class of shares for recovery of charges, expenses, and liabilities.

Purchase, Redemption, and Pricing of Shares

See Purchase and Sale of Fund Shares in each Fund’s Summary Prospectus and Fund Share Pricing in the Trust’s Prospectus for an explanation about the ways to purchase or redeem shares. Both purchases and redemptions are made at net asset value per share.

Each Fund reserves the right, under certain conditions, to honor any request for redemption by making payment in whole or in part in securities valued as described in “Fund Share Pricing” in the prospectus. If payment is made in securities, a shareowner or Institution generally will incur brokerage expenses or other transaction costs in converting those securities into cash and will be subject to fluctuation in the market prices of those securities until they are sold. The Funds would do so when the Manager or the Fund Trustees determine that it is in the best interests of a Fund’s shareowners as a whole.

It is important to note that there are differences between the two share classes. Investor Shares are subject to an annual distribution fee to compensate financial intermediaries for providing investors with ongoing account services. Institutional Shares are not subject to an annual distribution fee and, consequently, holders of Institutional Shares may not receive the same types or levels of services from financial intermediaries. In choosing between Investor Shares versus Institutional Shares, investors should weigh the benefits of the services to be provided by financial intermediaries against the annual distribution fee imposed upon some shares.

Offering Price

Each Fund computes its price per share of each share class on each business day by dividing the value of all securities and other assets, less liabilities, attributable to each share class, by the number of shares outstanding of that class. The daily price is determined for each class of each Fund as of the close of trading on the New York Stock Exchange (generally 4 p.m. Eastern time) on each day the Exchange is open for trading. The Exchange is generally closed on New Year’s Day, Martin Luther King Day, President’s Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving, and Christmas. See the balance sheet in the Annual Report or Semi-Annual Report for a specimen sheet showing how the Funds calculate net asset value, which is the price used for both purchase and redemption of shares.

Pricing of Foreign Equity Securities

Foreign securities traded outside the US are valued on the basis of their most recent closing market prices at 4 p.m. Eastern time.

Foreign markets may close before the time at which the Funds’ prices are determined. Because of this, events occurring after the close of a foreign market and before the determination of the Funds’ net asset values may have a material effect on the Funds’ foreign security prices. To account for this, the Funds may use independent pricing services for valuation of securities.

In developing valuations for foreign securities, the independent pricing services review a variety of factors, including developments in foreign markets, the performance of US securities markets, and the performance of instruments trading in US markets that represent foreign securities and baskets of foreign securities. The Funds may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open.

The Funds routinely compare closing market prices, the next day’s opening prices in the same markets, and adjusted prices and other factors they believe are relevant for such testing. Other mutual funds may adjust the prices of their securities by different amounts.

Intermediary Processing

Investors should be aware that intermediaries might have policies different from the Funds’ policies regarding trading and redemptions, and these may be in addition to or in place of the Funds’ policies. For more information about these restrictions and policies, please contact your broker, retirement plan administrator, or other intermediary.

Abandoned Property

It is the responsibility of the investor to ensure that Saturna Capital Corporation maintains a correct address for the investor’s account(s). An incorrect address may cause an investor’s account statements and other mailings to be returned. If Saturna Capital Corporation is unable to locate the investor, then it will determine whether the investor’s account has been legally abandoned. Saturna Capital Corporation is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The investor’s last known address of record determines which state has jurisdiction.

21

Taxation of the Trust

Each Fund is a separate economic entity and as such, the tax status and tax consequences to shareowners of each Fund may differ, depending upon the investment objectives, operations, income, gain or loss, and distributions from each Fund.

Each Fund intends to qualify as a regulated investment company for US federal income tax purposes. In order to so qualify, a Fund must satisfy certain requirements with respect to the types of income that it earns each year (the “Income Requirement”) and satisfy other requirements with respect to diversifying its investment holdings, measured at the end of each quarter of its taxable year (the “Diversification Requirement”).

Each Fund intends to distribute to shareowners substantially all of its net investment income and net realized capital gains, if any, and to comply, as each has since inception, with the provisions of the Internal Revenue Code applicable to regulated investment companies (Subchapter M), which relieve mutual funds of federal income tax on the amounts so distributed.

If a Fund failed to qualify for treatment as a regulated investment company for any taxable year, (a) it would be taxed as an ordinary corporation on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareowners and (b) the shareowners would treat all those distributions, including distributions of net capital gain, as dividends to the extent of that Fund’s earnings and profits, taxable as ordinary income (except that, for individual shareowners, the part thereof that is “qualified dividend income” would be subject to federal income tax at the rate for net capital gains – a maximum rate of 20%) and eligible for the dividends-received deduction available to corporations under certain circumstances. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for regulated investment company treatment.

The Trust’s custodian may use foreign sub-custodians to hold securities of a Fund outside the US, which can subject the Fund to foreign withholding or other taxes. Working with its custodian, the Fund can normally reclaim such foreign taxes.

As of May 31, 2025, the components of distributable earnings on a tax basis were as follows:

Income Fund
Undistributed ordinary income	$86,082
Other losses	$(6,219)
Accumulated capital gains	$35,929,962
Tax accumulated earnings	$36,009,825
Unrealized Appreciation	$1,163,889,363
Other unrealized gains	$1,155
Total accumulated earnings	$1,199,900,343

Growth Fund
Undistributed ordinary income	$6,076,357
Accumulated capital and other losses	$(44,945,072)
Tax accumulated earnings	$(38,868,715)
Unrealized Appreciation	$3,191,742,113
Other unrealized gains	$20
Total accumulated earnings	$3,152,873,418

Developing World Fund
Undistributed ordinary income	$755,918
Accumulated capital gains	$2,651,359
Tax accumulated earnings	$3,407,277
Unrealized Appreciation	$7,405,589
Other unrealized gains	$14
Total accumulated earnings	$10,812,880

Participation Fund
Accumulated capital and other losses	$(7,496,724)
Other Losses	$(6,000)
Tax accumulated earnings	$(7,502,724)
Unrealized Depreciation	$(3,843,734)
Total accumulated earnings	$(11,346,458)

The Funds’ transfer agent must withhold and remit to the US Treasury 24% of dividends, capital gains distributions, and redemption proceeds (regardless of the extent to which gains or losses may be realized) otherwise payable to any individual or certain other non-corporate shareowner who fails to properly furnish the transfer agent with a correct Social Security or other taxpayer identification number. Withholding at that rate also is required from a Fund’s dividends and capital gains distributions otherwise payable to such a shareowner who is subject to backup withholding for any other reason. Backup withholding is not an additional tax, and any amounts so withheld may be credited against a shareowner’s federal income tax liability or refunded.

If the IRS determines that a Fund should be fined or penalized for inaccurate, missing, or otherwise inadequate reporting of a Tax Identification Number, the amount of the IRS fee or penalty will be directly assessed to the shareowner account involved.

Dividends a Fund pays to a foreign shareowner, other than (1) dividends paid to a foreign shareowner whose ownership of shares is effectively connected with a US trade or business the shareowner carries on and (2) capital gains distributions paid to a non-resident alien individual who is physically present in the United States for no more than 182 days during the taxable year, generally will be subject to a federal withholding tax of 30% (or lower treaty rate). Two categories of dividends, however, “interest-related dividends” and “short-term capital gain dividends,” if properly designated by a Fund, will be exempt from that tax.

22

Investment in the Subsidiary

Each of the Income Fund, Growth Fund, and Developing World Fund may invest up to 20% of its total assets (by value) in its respective Subsidiary for the purpose of gaining exposure to Islamic income-producing investments (murabaha and wakala) for its cash positions within the limitations of the Income Requirement and the Diversification Requirement. The Participation Fund will invest up to 25% of its total assets (by value) in its Subsidiary which is expected to provide the Fund with exposure to sukuk, murahaba, and wakala within the limitations of the Income Requirement and the Diversification Requirement. Each Subsidiary will be classified as a corporation for federal tax purposes and, as a foreign corporation, generally will not be subject to federal income taxation unless it is engaged in a US trade or business. A foreign corporation that is not a dealer in stocks, securities, or commodities may engage in the following activities without being deemed to be so engaged: (1) trading in stocks or securities (including contracts or options to buy or sell securities) for its own account; and (2) trading in commodities that are “of a kind customarily dealt in on an organized commodity exchange . . . if the transaction is of a kind customarily consummated at such place” for its own account. It is expected that each Subsidiary will conduct its securities trading activities to comply with the foregoing.

In general, a foreign corporation that does not conduct a US trade or business is nonetheless subject to federal income tax at a flat rate of 30% (or lower treaty rate) on the gross amount of certain US-source income, including dividends and certain interest income, which is not effectively connected with a US trade or business. There is no tax treaty in force between the United States and the Cayman Islands that would reduce the 30% rate. The 30% tax does not apply to US-source capital gains (whether long-term or short-term), interest paid to a foreign corporation on its deposits with US banks, or “portfolio interest” (which includes interest, including OID, on certain obligations in registered form and, under certain circumstances, interest on bearer obligations).

Each Subsidiary will be a “controlled foreign corporation” (“CFC”) if, on any day of its taxable year, more than 50% of the voting power or value of its stock is directly, indirectly, or constructively owned by “United States shareholders.” A United States shareholder is defined as a “United States person” (as defined in Internal Revenue Code section 957(c)) who directly, indirectly, or constructively owns 10% or more of the total combined voting power or 10% or more of the total value of all classes of a foreign corporation’s voting stock. Because each Fund is a United States shareholder of its respective Subsidiary – it is a United States person that owns and will continue to own at least 10% of the voting power or 10% or more of the total value of the Subsidiary’s stock – that owns all of the Subsidiary’s stock, the Subsidiary thus is a CFC. As a United States shareholder, each Fund annually is required to include in its gross income all of its Subsidiary’s “subpart F income” – which includes interest, OID, dividends, net gains from the disposition of stocks or securities, receipts with respect to securities loans, net payments received with respect to equity swaps and similar derivatives, and net gains from transactions (including futures and forwards) in commodities and is expected to constitute all of the Subsidiary’s income – regardless of whether the Subsidiary distributes that income to the Fund. Each Fund’s recognition of its Subsidiary’s subpart F income increases its tax basis in its stock in the Subsidiary. Distributions by each Subsidiary to the corresponding Fund, if any, will be tax-free, to the extent of its previously undistributed subpart F income, and will correspondingly reduce the Fund’s tax basis in the Subsidiary’s stock. Subpart F income is generally treated as ordinary income, regardless of the character of the Subsidiary’s underlying income.

Underwriters

Effective July 19, 2013, the Trust entered into a distribution agreement with Saturna Brokerage Services, Inc. (the “distributor”), a broker-dealer registered under the Securities Exchange Act of 1934, pursuant to which distributor acts as principal underwriter of the Funds’ shares for sale to the public. The distributor is a member of the the Financial Industry Regulatory Authority and a wholly-owned subsidiary of Saturna Capital Corporation. All employees of the distributor are also employees of the adviser. Additionally, the Trust has adopted a Rule 12b-1 Plan, under which the distributor is reimbursed by the Trust on a monthly basis at a rate of up to 0.25% annually of the Funds’ average daily net assets applicable to Investor Shares to finance the distribution of Income Fund, Growth Fund, Developing World Fund, and Participation Fund Investor Shares and to furnish services to owners of Investor Shares. See Rule 12b-1 Plan on page 16 for more information.

In accordance with its contract with the Trust, the distributor devotes appropriate efforts to effect the sales of shares of each of the Funds, but is not obligated to sell any certain number of shares. The offering of shares is continuous.

Financial Statements

The financial statements and the report of Tait, Weller & Baker, LLP, the Trust's independent registered public accounting firm, required to be included in this SAI are incorporated into this SAI by reference to the Form N-CSR, which includes the Annual Financial Statements and Additional Information for the Trust for the fiscal year ended May 31, 2025.

The Form N-CSR includes the following information:

●	Report of Tait, Weller & Baker LLP, Independent Registered Public Accounting Firm

●	Statements of Assets and Liabilities as of May 31, 2025

●	Financial Highlights — Years ended May 31, 2025, 2024, 2023, 2022, and 2021

●	Statements of Operations — Year ended May 31, 2025

●	Statements of Changes in Net Assets — Years ended May 31, 2025 and 2024

●	Investments — As of May 31, 2025

●	Notes to Financial Statements

The Funds will provide the Financial Statements and Additional Information and the annual and semi-annual reports without charge upon written request or request by telephone at 888-732-6262. The Financial Statements and Additional Information and the Annual and Semi-Annual Reports to Shareowners are also available on the Funds' website at www.amanafunds.com.

23

PART C

OTHER INFORMATION

Exhibits

Exhibits included with this filing:

Items marked with an asterisk (*) are incorporated by reference to exhibits previously filed with the Registration Statement for Amana Mutual Funds Trust and amendments thereto.

(a)	Articles of Incorporation.

*(1) Trust Instrument for Amana Mutual Funds Trust filed as Exhibit EX-99.a to Post-Effective Amendment No. 33 on March 29, 2013.

*(2) Amendment to the Trust Instrument for Amana Mutual Funds Trust filed as Exhibit EX-99.a to Post-Effective Amendment No. 43 on July 14, 2015.

(3) Amendment to the Trust Instrument for Amana Mutual Funds Trust filed as Exhibit EX-99.a

(b)*	Bylaws.

(1)  Bylaws of Amana Mutual Funds Trust filed as Exhibit EX-99.b to Post-Effective Amendment No. 33 on March 29, 2013.

(c)	* Instruments Defining Rights of Security Holders. Included in (a) and (b).

(d)	Investment Advisory Contracts.

*(1) Agreement for Investment Advisory and Administrative Services for the Income, Growth, Developing World, and Participation Funds of the Amana Mutual Funds Trust, effective September 24, 2018, filed as Exhibit EX-99.d-1 to Post Effective Amendment No. 53 on September 27, 2019.

*(2) Investment Advisory and Administrative Services Fee Schedule for the Income, Growth, Developing World, and Participation Funds of the Amana Mutual Funds Trust, effective June 1, 2019, filed as Exhibit EX-99.d-2 to Post Effective Amendment No. 53 on September 27, 2019.

*(3) Investment Advisory and Administrative Services Agreement for each Special Purpose Vehicle (the “SPV”) for each respective Funds: Income, Growth, Developing World, and Participation Funds of the Amana Mutual Funds Trust, effective September 8, 2025, filed as Exhibit EX-99.d-3 to Post Effective Amendment No. 65 on September 29, 2025.

(e)*	Underwriting Contracts.

(1)  Distribution Agreement between Amana Mutual Funds Trust and Saturna Capital Corporation dated July 19, 2013, filed as Exhibit EX-99.e to Post-Effective Amendment No. 36 on July 19, 2013.

(f)*	Bonus or Profit Sharing Contracts. Not applicable.

(g)*	Custodian Agreements.

(1)  Custodian Agreement between Amana Mutual Funds Trust and the UMB Bank, N.A., effective November 9, 2018, filed as Exhibit EX-99.g to Post Effective Amendment No. 53 on September 27, 2019.

(h)*	Other Material Contracts.

(1)  Agreement for Transfer Agent for the Amana Mutual Funds Trust between the Trust and Saturna Capital Corporation dated July 19, 2013, filed as Exhibit EX-99.h to Post-Effective Amendment No. 36 on July 19, 2013.

(2)  Agreement for a liquidity program for the Amana Mutual Funds Trust between the Trust and ReFlow Fund, LLC dated September 27, 2019 and filed as Exhibit EX-99.h to Post Effective Amendment No. 53 on September 27, 2019.

(i)	Legal opinions.

(1) Opinion of Counsel dated September 29, 2025, filed as Exhibit EX-99.i.

(j)	Other opinions.

(1) Independent Registered Public Accounting Firm's Consent dated September 29, 2025, filed as Exhibit EX-99j1.

(k)	Omitted Financial Statements. Not applicable.

(l)	Initial Capital Agreements.

(1)

*(1) Form of Subscription Agreement and Investment Letter. Incorporated by Reference, filed as Exhibit 13-1 to Post-Effective Amendment No. 10 to Registration Statement on Form N-1A filed December 3, 1993.

*(2) Form of Subscription Agreement between Amana Mutual Funds Trust on behalf of its Developing World Fund and Saturna Capital Corporation dated July 2, 2009, filed as Exhibit EX-99.l to Post- Effective Amendment No. 26 on July 10, 2009.

*(3) Form of Restricted Share Purchase Agreement between Amana Mutual Funds Trust on behalf of its Participation Fund and Saturna Capital Corporation filed as Exhibit EX-99.l to Post-Effective Amendment No. 43 on July 14, 2015.

(m)*	Rule 12b-1 Plan.

(1)  Distribution Plan of Amana Mutual Funds Trust pursuant to Rule 12b-1 (effective July 19, 2013), filed as Exhibit EX-99.m to Post-Effective Amendment No. 36 on July 19, 2013.

(2)  Amendment to the Distribution Plan of Amana Mutual Funds Trust Rule 12b-1 Plan pursuant to Rule 12b-1, filed as Exhibit EX-99.n to Post-Effective Amendment No. 44 on September 25, 2015.

(n)*	Rule 18f-3 Plan.

(1)  Amana Mutual Funds Rule 18f-3 Plan pursuant to Rule 18f-3, filed as Exhibit EX-99.n to Post-Effective Amendment No. 39 on September 25, 2013.

(2)  Amana Mutual Funds Rule 18f-3 Plan pursuant to Rule 18f-3, filed as Exhibit EX-99.n to Post-Effective Amendment No. 44 on September 25, 2015.

(o)	Reserved.

(p)	Code of Ethics.

(1)  Code of Ethics dated March 11, 2025, filed as Exhibit EX-99.p.

(q)	Power of Attorney.

(2) Power of Attorney dated June 13, 2022, filed as Exhibit EX-99.a.

101.INS XBRL Instance Document - the instance document does not appear in the Interactive Data File because its XBRL tags are now embedded within the inline XBRL document.

101.SCH XBRL Taxonomy Extension Schema Document.

101.LAB XBRL Taxonomy Extension Labels Linkbase Document.

101.PRE XBRL Taxonomy Extension Presentation Linkbase Document.

101.DEF XBRL Taxonomy Extension Definition Linkbase Document.

101.CAL XBRL Taxonomy Extension Calculation Linkbase Document.

Persons Controlled by or Under Common Control with Registrant

No person or persons are directly or indirectly controlled by or under common control with the Registrant.

Indemnification

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the U.S. Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ARTICLE IX

LIMITATION OF LIABILITY AND INDEMNIFICATION

Section 1. LIMITATION OF LIABILITY. All persons contracting with or having any claim against the Trust or a particular Series shall look only to the assets of the Trust or Assets belonging to such Series, respectively, for payment under such contract or claim; and neither the Trustees nor any of the Trust's officers or employees, whether past, present or future, shall be personally liable therefor. Every written instrument or obligation on behalf of the Trust or any Series may contain a statement to the foregoing effect, but the absence of such statement shall not operate to make any Trustee or officer of the Trust liable thereunder. Provided they have exercised reasonable care and have acted under the reasonable belief that their actions are in the best interest of the Trust, the Trustees and officers of the Trust shall not be responsible or liable for any act or omission or for neglect or wrongdoing of them or any officer, agent, employee, investment adviser, principal underwriter or independent contractor of the Trust, but nothing contained in this Trust Instrument or in the Delaware Act shall protect any Trustee or officer of the Trust against liability to the Trust or to Shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Section 2. INDEMNIFICATION.

(a)	Subject to the exceptions and limitations contained in subsection (b) below:

(i)  every person who is, or has been, a Trustee or an officer or employee of the Trust ("Covered Person") shall be indemnified by the Trust or the appropriate Series to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him or her in connection with any claim, action, suit or proceeding in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been a Covered Person and against amounts paid or incurred by him or her in the settlement thereof.

(ii)  as used herein, the words "claim," "action," "suit" or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened, and the words "liability" and "expenses" shall include, without limitation, attorney's fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b)	No indemnification shall be provided hereunder to a Covered Person:

(i)  who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office or (B) not to have acted in good faith in the reasonable belief that his or her action was in the best interest of the Trust; or

(ii)  in the event of a settlement, if there has been a determination that such Covered Person engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office: (A) by the court or other body approving the settlement; (B) by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).

(c)  The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled and shall inure to the benefit of the heirs, executors and administrators of a Covered Person.

(d)  To the maximum extent permitted by applicable law, expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in subsection (a) of this Section shall be paid by the Trust or applicable Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him or her to the Trust or applicable Series if it is ultimately determined that he or she is not entitled to indemnification under this Section; provided, however, that any such advancement will be made in accordance with any conditions required by the Commission.

(e)  Any repeal or modification of this Article IX by the Shareholders, or adoption or modification of any other provision of this Trust Instrument or the By-laws inconsistent with this Article, shall be prospective only, to the extent that such repeal or modification would, if applied retrospectively, adversely affect any limitation on the liability of any Covered Person or indemnification available to any Covered Person with respect to any act or omission which occurred prior to such repeal, modification or adoption.

Section 3. INDEMNIFICATION OF SHAREHOLDERS

If any Shareholder or former Shareholder of any Series is held personally liable solely by reason of his or her being or having been a Shareholder and not because of his or her acts or omissions or for some other reason, the Shareholder or former Shareholder (or his or her heirs, executors, administrators or other legal representatives or, in the case of any entity, its general successor) shall be entitled out of the Assets belonging to the applicable Series to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, on behalf of the affected Series, shall, upon request by such Shareholder or former Shareholder, assume the defense of any claim made against him or her for any act or obligation of the Series and satisfy any judgment thereon from the Assets belonging to the Series.

Business and Other Connections of Investment Advisor

The answer to this item is fully disclosed in Part A and Part B of the Form N-1A. Please see: "Investment Adviser" on page 25 through 26 of Part A; “Management of the Trust” on pages 8 through 12 of Part B; “Investment Advisory and Other Services” on pages 15 through 17 of Part B; and, “Portfolio Managers” on pages 18 through 19 of Part B.

Principal Underwriters

Effective September 25, 2018, the Trust entered into a distribution agreement with Saturna Brokerage Services, Inc. (the "distributor"), a broker-dealer registered under the Securities Exchange Act of 1934, pursuant to which distributor acts as principal underwriter of shares of the funds of the Trust for sale to the public. The distributor is a member of the Financial Industry Regulatory Authority and a wholly-owned subsidiary of Saturna Capital Corporation. All employees of the distributor are also employees of the adviser. The distribution plan provides that the distributor is reimbursed by the Trust on a monthly basis at a rate of up to 0.25% annually of the Fund’s average daily net assets applicable to Investor shares to finance the distribution of the Fund’s Investor shares and to furnish services to owners of Investor shares.

Saturna Brokerage Services, Inc. also acts as underwriter for the nine portfolios of the Saturna Investment Trust.

Officers of Saturna Brokerage Services
Name and Principal Business Address	Positions and Offices with Underwriter	Positions and Offices with Trust
Jane K. Carten 1300 N. State Street, Bellingham, WA 98225	Director, President, Chair	Vice President
Matthew J. Ward 1300 N. State Street, Bellingham, WA 98225	Vice President	n/a
Rochelle L. Wolber 1300 N. State Street, Bellingham, WA 98225	Vice President	n/a
Kalen M. Hanna 1300 N. State Street, Bellingham, WA 98225	Chief Financial Officer, Treasurer	n/a
Christopher R. Fankhauser 1300 N. State Street, Bellingham, WA 98225	Director, Vice President, Chief Operations Officer	Treasurer
Jacob A. Stewart 1300 N. State Street, Bellingham, WA 98225	Chief Compliance Officer, AML Officer	AML Officer
Elliot S. Cohen 1300 N. State Street, Bellingham, WA 98225	Chief Legal Officer	Secretary

Location of Accounts and Records

With the exception of those records maintained by the Custodian (UMB Bank, N.A., 928 Grand Blvd, 5th Floor, Kansas City, Missouri 64155), all records of the Trust are physically in the possession of the Trust and maintained at the offices of Saturna Capital Corporation, 1300 N. State Street, Bellingham, Washington 98225.

Management Services

There are no management-related contracts in which service is provided to the Trust other than those discussed in Parts A and B of this Form N-1A.

Undertakings

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Trust certifies that it meets all the requirements under Rule 485(b) under the Securities Act and has duly caused this amendment to registration statement to be duly signed on its behalf by the undersigned, duly authorized, in the City of Bellingham, State of Washington, on the 29th day of September, 2025.

AMANA MUTUAL FUNDS TRUST

By

/s/ Jane K. Carten

Jane K. Carten, President

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this amendment has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Jane K. Carten	President; Trustee	September 29, 2025
Jane K. Carten	(Principal Executive Officer)

/s/ Christopher R. Fankhauser	Treasurer
Christopher R. Fankhauser	(Principal Financial Officer)	September 29, 2025

** Firas J. Al-Barzinji **Ronald H. Fielding ** Miles K. Davis ** Asma Y. Mirza

** By /s/ Jane K. Carten Jane K. Carten, Attorney-In-Fact